UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:   September 1, 2015 through February 29, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Global
                        Equity Fund

--------------------------------------------------------------------------------
                        Semiannual Report | February 29, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     GLOSX
                        Class C     GCSLX
                        Class K     PGEKX
                        Class R     PRGEX
                        Class Y     PGSYX

                         [LOGO] PIONEER
                                Investments(R)
                 visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 33

Approval of Investment Advisory Agreement                                     44

Trustees, Officers and Service Providers                                      49

                      Pioneer Global Equity Fund | Semiannual Report | 2/29/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 29, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Global Equity Fund | Semiannual Report | 2/29/16 3

Portfolio Management Discussion | 2/29/16

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the six-month period ended February 29, 2016. Mr. Pirondini, Head of Equities, U.S., Executive Vice President and a portfolio manager at Pioneer, and Mr. Glazer, Senior Vice President and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform over the six-month period ended February 29, 2016?

A Pioneer Global Equity Fund's Class A shares returned -5.75% at net asset value during the six-month period ended February 29, 2016, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI)
     World ND Index and the MSCI All Country World ND Index(1), returned -5.18% and -5.54%, respectively. During the same period, the average return of the 180 mutual funds in Lipper's Global Multi-Cap Core Funds category was -5.71%, and the average return of the 1,270 mutual funds in Morningstar's World Stock Funds category was -5.82%.

Q How would you characterize the investment environment in the global equity markets during the six-month period ended February 29, 2016?

A Global equity markets struggled to maintain any positive momentum during the past six months, ultimately posting negative returns. Whenever the market moved in a favorable direction, it seemed that a negative geopolitical or economic event would take place to counteract the positive momentum. Overall, the global economy also had difficulty remaining in growth mode. During the period, global investment markets were surprised by and reacted negatively to the Japanese government's decision to adopt negative short-term interest rates in an effort to boost the country's economy, restore business confidence, and push back against deflationary pressures. Second, the price of crude oil further collapsed, reaching levels much lower than analysts had expected and negatively affecting several areas of the equity market beyond the energy sector. In addition, the

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Semiannual Report | 2/29/16 slowdown in China's economy represented a significant concern for investors, though U.S. economic steadiness provided some balance. In Europe, even though the European Central Bank continued to take a series of actions to boost the economy on the Continent, fundamental factors remained weak.

Q    Would you review the Fund's overall investment approach?

A When picking investments for the portfolio, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

     Finally, we attempt to assess not only the potential price gains for each stock, but also the stock's potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside, relative to their downside.

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's performance relative to its benchmarks during the six-month period ended February 29, 2016?

A During the period, stock selection results in the health care and telecommunication services sectors contributed to the Fund's relative returns, while a significant portfolio underweight to the energy sector, which was down substantially during the period, also contributed to relative performance. The Fund's allocation in the financials sector underperformed due to the damaging effects of the Japanese government's turn to negative short-term rates on the sector, and thus detracted from benchmark-relative results. Lastly, the portfolio's lack of exposure to stocks in the utilities sector, a defensive sector that investors favored during a period featuring severe short-term market volatility, detracted from the Fund's relative performance.

     With regard to individual holdings in the portfolio, the top performer for the Fund during the six-month period was Microsoft. Investors have come to view Microsoft as not only a successful personal computer software firm, but also as a dynamic growth company that is benefiting from strong

*    Diversification does not assure a profit nor protect against loss.

**   Dividends are not guaranteed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/29/16 5 momentum within cloud computing. In addition, the Fund's position in health care giant Johnson & Johnson contributed positively to performance, as the market took a favorable view of the company's ample drug pipeline. In Japan, the Fund's shares of Sundrug contributed to returns as the company's strategy of purchasing small local pharmacies and then increasing their profitability has worked out well.

     Conversely, the Fund's positions in two Japanese banks, Mitsubishi UFJ Financial and Sumitomo Mitsui Financial, detracted from performance as the unfavorable interest-rate environment in Japan had a negative impact on both companies. We have maintained the Fund's positions in both banks, however, as we view the problematic interest-rate environment in the country as a short-term phenomenon. Also, the portfolio's holdings in the Swiss pharmaceutical firm Novartis dragged down the Fund's returns. Novartis, which has been a very successful holding for the Fund for an extended period, posted disappointing earnings amid a high valuation. We trimmed the Fund's position, but continue to have a favorable longer-term outlook for Novartis.

Q Did you employ derivatives in managing the Fund during the six-month period ended February 29, 2016, and did those investments have an effect on performance?

A Over the six-month period, the Fund utilized derivative securities to a limited degree, seeking to guard against negative currency effects from the portfolio's holdings in Japan. The Fund's derivative positions had no effect on performance.

Q What is your outlook and how is the outlook reflected in the Fund's current positioning?

A In the coming months, we believe that global economic growth will remain flat to slightly positive. In terms of the Fund's positioning, the portfolio's benchmark-relative overweights and underweights remain largely the same. Among defensive and non-cyclical sectors, we continue to emphasize health care and telecommunication services. The Fund also remains overweight in the information technology sector. Additionally, the Fund retains meaningful underweights in energy, materials, and industrials.

     In general, we are fine-tuning the portfolio and evaluating whether or not the Fund should own more of a particular stock if an opportunity exists. In the financials sector, for example, we are considering adding stocks of companies that we believe are attractively valued -- U.S. banks in particular. We also believe that stocks of some emerging markets companies that struggled mightily due to recent market volatility are starting to appear attractive.

6 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

     Overall, we believe current market valuations appear favorable, and that our focus on owning shares of companies that are in a stronger-than-average financial position should benefit Fund performance over time.

Please refer to the Schedule of Investments on pages 17-23 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Global Equity Fund | Semiannual Report | 2/29/16 7

Portfolio Summary | 2/29/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     21.2%
Health Care                                                                21.0%
Financials                                                                 19.3%
Consumer Discretionary                                                     13.0%
Consumer Staples                                                            9.4%
Industrials                                                                 7.4%
Telecommunication Services                                                  5.7%
Energy                                                                      1.2%
Government                                                                  0.9%
Materials                                                                   0.9%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              55.5%
Japan                                                                      15.5%
United Kingdom                                                              7.1%
Switzerland                                                                 5.0%
Germany                                                                     3.7%
Denmark                                                                     2.1%
Ireland                                                                     2.0%
France                                                                      1.9%
Indonesia                                                                   1.7%
Jersey Channel Islands                                                      1.2%
Other (individually less than 1%)                                           4.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

  1. Microsoft Corp.                                                       4.74%
--------------------------------------------------------------------------------
  2. Apple, Inc.                                                           4.15
--------------------------------------------------------------------------------
  3. Cardinal Health, Inc.                                                 3.40
--------------------------------------------------------------------------------
  4. CVS Health Corp.                                                      3.15
--------------------------------------------------------------------------------
  5. Johnson & Johnson                                                     2.90
--------------------------------------------------------------------------------
  6. Roche Holding AG                                                      2.71
--------------------------------------------------------------------------------
  7. Mitsubishi Electric Corp.                                             2.70
--------------------------------------------------------------------------------
  8. Allianz SE                                                            2.57
--------------------------------------------------------------------------------
  9. JPMorgan Chase & Co.                                                  2.34
--------------------------------------------------------------------------------
 10. Novartis AG                                                           2.33
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Prices and Distributions | 2/29/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        2/29/16                     8/31/15
--------------------------------------------------------------------------------
          A                            12.18                       13.00
--------------------------------------------------------------------------------
          C                            11.95                       12.72
--------------------------------------------------------------------------------
          K                            12.19                       13.03
--------------------------------------------------------------------------------
          R                            12.13                       12.99
--------------------------------------------------------------------------------
          Y                            12.21                       13.06
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-2/29/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term        Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A             $0.0788                 $--               $--
--------------------------------------------------------------------------------
          C             $    --                 $--               $--
--------------------------------------------------------------------------------
          K             $0.1450                 $--               $--
--------------------------------------------------------------------------------
          R             $0.1293                 $--               $--
--------------------------------------------------------------------------------
          Y             $0.1450                 $--               $--
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

                      Pioneer Global Equity Fund | Semiannual Report | 2/29/16 9

Performance Update | 2/29/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                 MSCI
              Net        Public       MSCI       All
              Asset      Offering     World      Country
              Value      Price        ND         World
Period        (NAV)      (POP)        Index      ND Index
--------------------------------------------------------------------------------
10 Years        3.67%      3.05%        3.82%      3.55%
5 Years         5.13       3.89         4.92       3.71
1 Year        -12.11     -17.16       -11.00     -12.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
              Gross      Net
--------------------------------------------------------------------------------
              1.54%      1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer Global      MSCI AC World       MSCI World
        Equity Fund         ND Index            ND Index
2/06    $ 9,425             $10,000             $10,000
2/07    $11,027             $11,598             $11,586
2/08    $11,357             $11,869             $11,524
2/09    $ 6,128             $ 6,148             $ 6,094
2/10    $ 9,059             $ 9,721             $ 9,403
2/11    $10,517             $11,815             $11,441
2/12    $10,337             $11,639             $11,247
2/13    $11,366             $12,720             $12,450
2/14    $14,092             $15,030             $15,150
2/15    $15,368             $16,166             $16,341
2/16    $13,508             $14,174             $14,544

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                 MSCI
                                      MSCI       All
                                      World      Country
              If         If           ND         World
Period        Held       Redeemed     Index      ND Index
--------------------------------------------------------------------------------
10 Years        2.76%      2.76%        3.82%      3.55%
5 Years         4.22       4.22         4.92       3.71
1 Year        -12.77     -12.77       -11.00     -12.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
              Gross      Net
--------------------------------------------------------------------------------
              2.25%      2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer Global      MSCI AC World       MSCI World
        Equity Fund         ND Index            ND Index
2/06    $10,000             $10,000             $10,000
2/07    $11,590             $11,598             $11,586
2/08    $11,837             $11,869             $11,524
2/09    $ 6,333             $ 6,148             $ 6,094
2/10    $ 9,277             $ 9,721             $ 9,403
2/11    $10,681             $11,815             $11,441
2/12    $10,392             $11,639             $11,247
2/13    $11,326             $12,720             $12,450
2/14    $13,917             $15,030             $15,150
2/15    $15,056             $16,166             $16,341
2/16    $13,133             $14,174             $14,544

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 11

Performance Update | 2/29/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                      MSCI
              Net        MSCI         All
              Asset      World        Country
              Value      ND           World
Period        (NAV)      Index        ND Index
--------------------------------------------------------------------------------
10 Years        3.73%      3.82%        3.55%
5 Years         5.25       4.92         3.71
1 Year        -11.66     -11.00       -12.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
              Gross      Net
--------------------------------------------------------------------------------
              0.99%      0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer Global      MSCI AC World       MSCI World
        Equity Fund         ND Index            ND Index
2/06    $10,000             $10,000             $10,000
2/07    $11,704             $11,598             $11,586
2/08    $12,054             $11,869             $11,524
2/09    $ 6,504             $ 6,148             $ 6,094
2/10    $ 9,615             $ 9,721             $ 9,403
2/11    $11,162             $11,815             $11,441
2/12    $10,971             $11,639             $11,247
2/13    $12,063             $12,720             $12,450
2/14    $14,957             $15,030             $15,150
2/15    $16,323             $16,166             $16,341
2/16    $14,420             $14,174             $14,544

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class K shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                  MSCI
             Net        MSCI      All
             Asset      World     Country
             Value      ND        World
Period       (NAV)      Index     ND Index
--------------------------------------------------------------------------------
10 Years       3.66%      3.82%     3.55%
5 Years        5.13       4.92      3.71
1 Year       -12.13     -11.00    -12.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
             Gross      Net
--------------------------------------------------------------------------------
             1.59%      1.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer Global      MSCI AC World       MSCI World
        Equity Fund         ND Index            ND Index
2/06    $10,000             $10,000             $10,000
2/07    $11,704             $11,598             $11,586
2/08    $12,054             $11,869             $11,524
2/09    $ 6,504             $ 6,148             $ 6,094
2/10    $ 9,615             $ 9,721             $ 9,403
2/11    $11,162             $11,815             $11,441
2/12    $10,971             $11,639             $11,247
2/13    $12,063             $12,720             $12,450
2/14    $14,957             $15,030             $15,150
2/15    $16,311             $16,166             $16,341
2/16    $14,332             $14,174             $14,544

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 13

Performance Update | 2/29/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                   MSCI
              Net       MSCI       All
              Asset     World      Country
              Value     ND         World
Period        (NAV)     Index      ND Index
--------------------------------------------------------------------------------
10 Years        4.03%     3.82%      3.55%
5 Years         5.62      4.92       3.71
1 Year        -11.71    -11.00     -12.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
              Gross     Net
--------------------------------------------------------------------------------
              1.00%     0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

        Pioneer Global      MSCI AC World       MSCI World
        Equity Fund         ND Index            ND Index
2/06    $5,000,000          $5,000,000          $5,000,000
2/07    $5,852,001          $5,799,163          $5,792,902
2/08    $6,027,189          $5,934,426          $5,762,175
2/09    $3,252,059          $3,073,931          $3,047,054
2/10    $4,838,430          $4,860,405          $4,701,618
2/11    $5,647,384          $5,907,406          $5,720,665
2/12    $5,572,108          $5,819,582          $5,623,709
2/13    $6,160,755          $6,360,058          $6,225,082
2/14    $7,674,994          $7,515,056          $7,574,791
2/15    $8,407,581          $8,082,799          $8,170,729
2/16    $7,423,219          $7,087,155          $7,271,759

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2015, through February 29, 2016.

----------------------------------------------------------------------------------------------------------
 Share Class                    A                C                  K               R                Y
----------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00        $1,000.00          $1,000.00       $1,000.00        $1,000.00
 Value on 9/1/15
----------------------------------------------------------------------------------------------------------
 Ending Account             $  942.50        $  939.50          $  945.80       $  942.90        $  945.10
 Value on 2/29/16
----------------------------------------------------------------------------------------------------------
 Expenses Paid              $    6.28        $    9.74          $    3.87       $    7.49        $    3.87
 During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.30%, 2.02%, 0.80%, 1.55% and 0.80% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2015, through February 29, 2016.

----------------------------------------------------------------------------------------------------------
 Share Class                    A                C                  K               R                Y
----------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00        $1,000.00          $1,000.00       $1,000.00        $1,000.00
 Value on 9/1/15
----------------------------------------------------------------------------------------------------------
 Ending Account             $1,018.40        $1,014.82          $1,020.89       $1,017.16        $1,020.89
 Value on 2/29/16
----------------------------------------------------------------------------------------------------------
 Expenses Paid              $    6.52        $   10.12          $    4.02       $    7.77        $    4.02
 During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.30%, 2.02%, 0.80%, 1.55% and 0.80% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Schedule of Investments | 2/29/16 (unaudited)

----------------------------------------------------------------------------------------------
Shares                                                                           Value
----------------------------------------------------------------------------------------------
                COMMON STOCKS -- 98.0%
                ENERGY -- 1.2%
                Oil & Gas Exploration & Production -- 1.2%
       98,761   Cabot Oil & Gas Corp.                                            $   1,988,059
                                                                                 -------------
                Total Energy                                                     $   1,988,059
----------------------------------------------------------------------------------------------
                MATERIALS -- 0.5%
                Commodity Chemicals -- 0.5%
       10,702   LyondellBasell Industries NV                                     $     858,407
                                                                                 -------------
                Total Materials                                                  $     858,407
----------------------------------------------------------------------------------------------
                CAPITAL GOODS -- 3.9%
                Aerospace & Defense -- 0.6%
        8,189   Raytheon Co.                                                     $   1,014,208
----------------------------------------------------------------------------------------------
                Heavy Electrical Equipment -- 2.7%
      438,000   Mitsubishi Electric Corp.                                        $   4,411,859
----------------------------------------------------------------------------------------------
                Industrial Machinery -- 0.6%
       17,486   Ingersoll-Rand Plc                                               $     971,522
                                                                                 -------------
                Total Capital Goods                                              $   6,397,589
----------------------------------------------------------------------------------------------
                TRANSPORTATION -- 3.5%
                Airlines -- 2.5%
       43,289   American Airlines Group, Inc.                                    $   1,774,849
      109,377   easyJet Plc                                                          2,287,681
                                                                                 -------------
                                                                                 $   4,062,530
----------------------------------------------------------------------------------------------
                Trucking -- 1.0%
       41,313   DSV A/S                                                          $   1,685,308
                                                                                 -------------
                Total Transportation                                             $   5,747,838
----------------------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 2.1%
                Tires & Rubber -- 1.0%
       47,000   Bridgestone Corp.                                                $   1,639,784
----------------------------------------------------------------------------------------------
                Automobile Manufacturers -- 1.1%
       26,217   Daimler AG                                                       $   1,801,157
                                                                                 -------------
                Total Automobiles & Components                                   $   3,440,941
----------------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 4.4%
                Consumer Electronics -- 1.2%
      222,400   Panasonic Corp.                                                  $   1,870,274
----------------------------------------------------------------------------------------------
                Homebuilding -- 2.3%
       29,613   PulteGroup, Inc.                                                 $     509,047
      299,400   Sekisui Chemical Co., Ltd.                                           3,302,942
                                                                                 -------------
                                                                                 $   3,811,989
----------------------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 0.9%
       81,919   Burberry Group Plc                                               $   1,500,831
                                                                                 -------------
                Total Consumer Durables & Apparel                                $   7,183,094
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 17

----------------------------------------------------------------------------------------------
Shares                                                                           Value
----------------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 2.5%
                Hotels, Resorts & Cruise Lines -- 1.4%
       59,125   InterContinental Hotels Group Plc                                $   2,227,087
----------------------------------------------------------------------------------------------
                Restaurants -- 1.1%
      126,486   Domino's Pizza Group Plc                                         $   1,834,752
                                                                                 -------------
                Total Consumer Services                                          $   4,061,839
----------------------------------------------------------------------------------------------
                MEDIA -- 1.9%
                Advertising -- 0.6%
       17,787   Publicis Groupe SA                                               $   1,098,754
----------------------------------------------------------------------------------------------
                Broadcasting -- 1.3%
       43,628   CBS Corp. (Class B)                                              $   2,110,723
                                                                                 -------------
                Total Media                                                      $   3,209,477
----------------------------------------------------------------------------------------------
                RETAILING -- 2.1%
                Internet Retail -- 0.4%
       55,692   Vipshop Holdings, Ltd. (A.D.R.)*                                 $     618,738
----------------------------------------------------------------------------------------------
                Apparel Retail -- 1.7%
       37,390   The TJX Companies, Inc.                                          $   2,770,599
                                                                                 -------------
                Total Retailing                                                  $   3,389,337
----------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 6.5%
                Drug Retail -- 5.3%
       53,013   CVS Health Corp.                                                 $   5,151,273
       52,700   Sundrug Co., Ltd.                                                    3,468,785
                                                                                 -------------
                                                                                 $   8,620,058
----------------------------------------------------------------------------------------------
                Food Retail -- 1.2%
       25,599   Walgreens Boots Alliance, Inc.                                   $   2,020,785
                                                                                 -------------
                Total Food & Staples Retailing                                   $  10,640,843
----------------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 2.9%
                Soft Drinks -- 1.7%
      294,628   Britvic Plc                                                      $   2,834,371
----------------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 1.2%
        5,391   Keurig Green Mountain, Inc.                                      $     495,649
        9,572   The Hershey Co.                                                        869,999
    1,008,500   WH Group, Ltd.*                                                        586,062
                                                                                 -------------
                                                                                 $   1,951,710
                                                                                 -------------
                Total Food, Beverage & Tobacco                                   $   4,786,081
----------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 5.6%
                Health Care Equipment -- 0.6%
       10,773   Edwards Lifesciences Corp.*                                      $     937,251
----------------------------------------------------------------------------------------------
                Health Care Distributors -- 3.4%
       67,947   Cardinal Health, Inc.                                            $   5,551,270
----------------------------------------------------------------------------------------------
                Managed Health Care -- 0.6%
        5,216   Humana, Inc.                                                     $     923,076
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

----------------------------------------------------------------------------------------------
Shares                                                                           Value
----------------------------------------------------------------------------------------------
                Health Care Technology -- 1.0%
       69,745   NNIT A/S                                                         $   1,728,751
                                                                                 -------------
                Total Health Care Equipment & Services                           $   9,140,348
----------------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 15.4%
                Biotechnology -- 2.2%
       52,344   Baxalta, Inc.                                                    $   2,016,291
       18,867   Gilead Sciences, Inc.*                                               1,646,146
                                                                                 -------------
                                                                                 $   3,662,437
----------------------------------------------------------------------------------------------
                Pharmaceuticals -- 12.3%
        9,131   Jazz Pharmaceuticals Plc*                                        $   1,110,147
       45,066   Johnson & Johnson                                                    4,741,394
       24,227   Merck & Co., Inc.                                                    1,216,438
       53,346   Novartis AG                                                          3,808,651
       95,873   Pfizer, Inc.                                                         2,844,552
       17,276   Roche Holding AG                                                     4,426,614
       38,146   Shire Plc                                                            1,991,085
                                                                                 -------------
                                                                                 $  20,138,881
----------------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 0.9%
       10,762   Thermo Fisher Scientific, Inc.                                   $   1,390,343
                                                                                 -------------
                Total Pharmaceuticals, Biotechnology & Life Sciences             $  25,191,661
----------------------------------------------------------------------------------------------
                BANKS -- 8.5%
                Diversified Banks -- 6.6%
      340,802   Aldermore Group Plc                                              $     943,004
      202,494   Grupo Financiero Banorte SAB de CV                                   1,023,190
       67,955   JPMorgan Chase & Co.                                                 3,825,866
      582,700   Mitsubishi UFJ Financial Group, Inc.                                 2,496,495
       89,800   Sumitomo Mitsui Financial Group, Inc.                                2,502,818
                                                                                 -------------
                                                                                 $  10,791,373
----------------------------------------------------------------------------------------------
                Regional Banks -- 1.9%
       38,836   The PNC Financial Services Group, Inc.                           $   3,157,755
                                                                                 -------------
                Total Banks                                                      $  13,949,128
----------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 5.5%
                Specialized Finance -- 2.7%
        9,169   Intercontinental Exchange, Inc.                                  $   2,186,440
       35,988   Nasdaq, Inc.                                                         2,277,681
                                                                                 -------------
                                                                                 $   4,464,121
----------------------------------------------------------------------------------------------
                Consumer Finance -- 1.2%
       41,123   Discover Financial Services, Inc.                                $   1,908,930
----------------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 1.6%
       64,006   Morgan Stanley Co.                                               $   1,580,948
        6,976   The Goldman Sachs Group, Inc.                                        1,043,121
                                                                                 -------------
                                                                                 $   2,624,069
                                                                                 -------------
                Total Diversified Financials                                     $   8,997,120
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 19

----------------------------------------------------------------------------------------------
Shares                                                                           Value
----------------------------------------------------------------------------------------------
                INSURANCE -- 3.3%
                Insurance Brokers -- 0.7%
       10,593   Willis Towers Watson Plc                                         $   1,200,399
----------------------------------------------------------------------------------------------
                Multi-line Insurance -- 2.6%
       28,084   Allianz SE*                                                      $   4,191,588
                                                                                 -------------
                Total Insurance                                                  $   5,391,987
----------------------------------------------------------------------------------------------
                REAL ESTATE -- 1.3%
                Diversified Real Estate Activities -- 1.3%
      357,300   Leopalace21 Corp.                                                $   2,065,303
                                                                                 -------------
                Total Real Estate                                                $   2,065,303
----------------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 13.6%
                Internet Software & Services -- 5.6%
        5,295   Alphabet, Inc. (Class A)                                         $   3,797,680
        5,421   Alphabet, Inc. (Class C)                                             3,782,611
       69,317   eBay, Inc.*                                                          1,649,745
                                                                                 -------------
                                                                                 $   9,230,036
----------------------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 3.3%
       72,329   PayPal Holdings, Inc.                                            $   2,758,628
       35,721   Visa, Inc.                                                           2,585,843
                                                                                 -------------
                                                                                 $   5,344,471
----------------------------------------------------------------------------------------------
                Systems Software -- 4.7%
      152,103   Microsoft Corp.                                                  $   7,739,001
                                                                                 -------------
                Total Software & Services                                        $  22,313,508
----------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 6.0%
                Communications Equipment -- 0.7%
       22,127   Qualcomm, Inc.                                                   $   1,123,830
----------------------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 4.1%
       70,190   Apple, Inc.                                                      $   6,786,671
----------------------------------------------------------------------------------------------
                Technology Hardware, Storage & Peripherals -- 1.0%
       69,373   NetApp, Inc.                                                     $   1,723,225
----------------------------------------------------------------------------------------------
                Electronic Manufacturing Services -- 0.2%
       95,000   Global Display Co., Ltd.                                         $      264,24
                                                                                 -------------
                Total Technology Hardware & Equipment                            $   9,897,973
----------------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.5%
                Semiconductors -- 1.5%
       50,515   SK Hynix, Inc.                                                   $   1,219,868
      276,000   Taiwan Semiconductor Manufacturing Co., Ltd.                         1,239,760
                                                                                 -------------
                                                                                 $   2,459,628
                                                                                 -------------
                Total Semiconductors & Semiconductor Equipment                   $   2,459,628
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

----------------------------------------------------------------------------------------------
Shares                                                                           Value
----------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 5.8%
                     Integrated Telecommunication Services -- 5.8%
           102,151   Euskaltel SA                                                $   1,116,060
            83,300   Nippon Telegraph & Telephone Corp.                              3,563,583
           118,925   Orange SA                                                       2,054,695
            53,562   Verizon Communications, Inc.                                    2,717,200
                                                                                 -------------
                                                                                 $   9,451,538
                                                                                 -------------
                     Total Telecommunication Services                            $   9,451,538
----------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $162,617,607)                                         $ 160,561,699
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Principal Amount ($)
----------------------------------------------------------------------------------------------
                     FOREIGN GOVERNMENT BONDS -- 1.7%
IDR 16,648,000,000   Indonesia Treasury Bond, 8.375%, 3/15/24                    $   1,242,761
IDR 20,666,000,000   Indonesia Treasury Bond, 8.75%, 5/15/31                         1,562,267
----------------------------------------------------------------------------------------------
                     TOTAL FOREIGN GOVERNMENT BONDS
                     (Cost $2,862,704)                                           $   2,805,028
----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT IN SECURITIES -- 99.7%
                     (Cost $165,480,311) (a) (b)                                 $ 163,366,727
----------------------------------------------------------------------------------------------
                     OTHER ASSETS & LIABILITIES -- 0.3%                          $     459,798
----------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0%                                  $ 163,826,525
==============================================================================================

*            Non-income producing security.

(A.D.R.)     American Depositary Receipts.

(a) At February 29, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $165,627,134 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                            $ 13,312,690
             Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                             (15,573,097)
                                                                                       ------------
             Net unrealized depreciation                                               $ (2,260,407)
                                                                                       ============


(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

             United States                                                            55.5%
             Japan                                                                    15.5%
             United Kingdom                                                            7.1%
             Switzerland                                                               5.0%
             Germany                                                                   3.7%
             Denmark                                                                   2.1%
             Ireland                                                                   2.0%
             France                                                                    1.9%
             Indonesia                                                                 1.7%
             Jersey Channel Islands                                                    1.2%
                Other (individually less than 1%)                                      4.3%
                                                                                     -----
                                                                                     100.0%
                                                                                     =====

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 21

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2016, aggregated $64,426,453 and $53,392,828, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 29, 2016, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------
                                                Level 1           Level 2        Level 3  Total
------------------------------------------------------------------------------------------------------
Common Stocks
  Capital Goods
     Heavy Electrical Equipment                 $           --    $ 4,411,859    $--      $  4,411,859
  Transportation
     Airlines                                        1,774,849      2,287,681     --         4,062,530
     Trucking                                               --      1,685,308     --         1,685,308
  Automobiles & Components
     Tires & Rubber                                         --      1,639,784     --         1,639,784
     Automobile Manufacturers                               --      1,801,157     --         1,801,157
  Consumer Durables & Apparel
     Consumer Electronics                                   --      1,870,274     --         1,870,274
     Homebuilding                                      509,047      3,302,942     --         3,811,989
     Apparel, Accessories &
        Luxury Goods                                        --      1,500,831     --         1,500,831
  Consumer Services
     Hotels, Resorts & Cruise Lines                         --      2,227,087     --         2,227,087
     Restaurants                                            --      1,834,752     --         1,834,752
  Media
     Advertising                                            --      1,098,754     --         1,098,754
  Food & Staples Retailing
     Drug Retail                                     5,151,273      3,468,785     --         8,620,058
  Food, Beverage & Tobacco
     Soft Drinks                                            --      2,834,371     --         2,834,371
     Packaged Foods & Meats                          1,365,648        586,062     --         1,951,710
  Health Care Equipment & Services
     Health Care Technology                                 --      1,728,751     --         1,728,751
  Pharmaceuticals, Biotechnology &
     Life Sciences
     Pharmaceuticals                                 9,912,531     10,226,350     --        20,138,881
  Banks
     Diversified Banks                               3,825,866      6,965,507     --        10,791,373
  Insurance
     Multi-line Insurance                                   --      4,191,588     --         4,191,588
  Real Estate
     Diversified Real Estate Activities                     --      2,065,303     --         2,065,303
  Technology Hardware & Equipment
     Electronic Manufacturing Services                      --        264,247     --           264,247
  Semiconductors & Semiconductor
     Equipment
     Semiconductors                                         --      2,459,628     --         2,459,628
  Telecommunication Services
     Integrated Telecommunication
        Services                                     2,717,200      6,734,338     --         9,451,538
All Other Common Stocks                             70,119,926             --     --        70,119,926
Foreign Government Bonds                                    --      2,805,028     --         2,805,028
------------------------------------------------------------------------------------------------------
Total                                           $   95,376,340    $67,990,387    $--      $163,366,727
======================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Other Financial Instruments

Unrealized appreciation on
  futures contracts                             $11,498      $      --      $--      $11,498
--------------------------------------------------------------------------------------------
Total Other Financial Instruments               $11,498      $      --      $--      $11,498
============================================================================================

During the six months ended February 29, 2016, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of February 29, 2016.

--------------------------------------------------------------------------------------------------
                                            Level 1             Level 2        Level 3    Total
--------------------------------------------------------------------------------------------------
Assets:
Restricted cash                             $         --        $220,890       $ --       $220,890
Foreign currencies, at value                          --         395,813         --        395,813
Liabilities:
Variation margin for
   futures contracts                             (45,210)             --         --        (45,210)
--------------------------------------------------------------------------------------------------
Total                                       $    (45,210)       $616,703       $ --       $571,493
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 23

Statement of Assets and Liabilities | 2/29/16 (unaudited)

ASSETS:
  Investment in securities (cost $165,480,311)                                        $163,366,727
  Cash
  Foreign currencies, at value (cost $401,279)                                             395,813
  Restricted cash*                                                                         220,890
  Receivables --
     Investment securities sold                                                          1,751,262
     Fund shares sold                                                                      174,853
     Dividends and foreign taxes withheld of $25,998                                       716,268
     Due from Pioneer Investment Management, Inc.                                           46,404
  Unrealized appreciation on futures contracts                                              11,498
  Other assets                                                                              45,339
--------------------------------------------------------------------------------------------------
         Total assets                                                                 $166,729,054
==================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $    458,631
     Fund shares repurchased                                                               512,988
     Trustee fees                                                                            1,179
  Due to custodian                                                                       1,667,810
  Variation margin for futures contracts                                                    45,210
  Due to affiliates                                                                         77,258
  Accrued expenses                                                                         139,453
--------------------------------------------------------------------------------------------------
           Total liabilities                                                          $  2,902,529
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $187,187,121
  Undistributed net investment income                                                      190,606
  Accumulated net realized loss on investments, futures contracts,
     swap contracts and foreign currency transactions                                  (21,418,101)
  Net unrealized depreciation on investments                                            (2,113,584)
  Net unrealized appreciation on futures contracts                                          11,498
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                        (31,015)
--------------------------------------------------------------------------------------------------
         Total net assets                                                             $163,826,525
==================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $71,063,359/5,832,759 shares)                                     $      12.18
  Class C (based on $12,581,957/1,052,999 shares)                                     $      11.95
  Class K (based on $49,366,000/4,050,869 shares)                                     $      12.19
  Class R (based on $9,995,069/824,250 shares)                                        $      12.13
  Class Y (based on $20,820,140/1,704,801 shares)                                     $      12.21
MAXIMUM OFFERING PRICE:
  Class A ($12.18 (divided by) 94.25%)                                                $      12.92
==================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Statement of Operations (unaudited)

For the Six Months Ended 2/29/16

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $57,722)                        $   1,530,243
   Interest                                                                           10,333
------------------------------------------------------------------------------------------------------------
         Total investment income                                                               $   1,540,576
------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                             $     639,587
   Transfer agent fees
     Class A                                                                          59,790
     Class C                                                                           6,902
     Class K                                                                           1,199
     Class R                                                                             156
     Class Y                                                                             659
   Distribution fees
     Class A                                                                          94,348
     Class C                                                                          66,083
     Class R                                                                          15,727
   Shareholder communications expense                                                 77,320
   Administrative expense                                                             41,434
   Custodian fees                                                                     19,388
   Registration fees                                                                  33,767
   Professional fees                                                                  30,406
   Printing expense                                                                    9,559
   Fees and expenses of nonaffiliated Trustees                                         3,882
   Miscellaneous                                                                       6,909
------------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $  1,107,116
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                               (131,556)
------------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $    975,560
------------------------------------------------------------------------------------------------------------
         Net investment income                                                                 $    565,016
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $2,306)                $  (4,998,446)
     Futures contracts                                                               (67,151)
     Written options                                                                  33,025
     Other assets and liabilities denominated in foreign currencies                  (83,625)  $ (5,116,197)
------------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                                               $  (5,657,018)
     Futures contracts                                                                11,498
     Other assets and liabilities denominated in foreign currencies                   (4,389)  $ (5,649,909)
------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments, futures contracts,
     written options and foreign currency transactions                                         $(10,766,106)
------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                        $(10,201,090)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 25

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended
                                                                         2/29/16               Year Ended
                                                                         (unaudited)           8/31/15
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                             $     565,016         $  1,304,453
Net realized gain (loss) on investments, futures contracts,
    written options, and foreign currency transactions                      (5,116,197)          10,505,297
Change in net unrealized appreciation (depreciation)
    on investments, futures contracts
    and foreign currency transactions                                       (5,649,909)         (20,554,877)
------------------------------------------------------------------------------------------------------------
       Net decrease in net assets resulting
          from operations                                                $ (10,201,090)        $ (8,745,127)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.08 and $0.38 per share, respectively)                    $    (471,470)        $ (2,165,744)
    Class C ($0.00 and $0.30 per share, respectively)                               --             (252,529)
    Class K ($0.15 and $0.00 per share, respectively)                         (589,987)                  --
    Class R ($0.13 and $0.00 per share, respectively)                          (76,329)                  --
    Class Y ($0.15 and $0.45 per share, respectively)                         (271,227)          (2,272,661)
------------------------------------------------------------------------------------------------------------
          Total distributions to shareowners                             $  (1,409,013)        $ (4,690,934)
------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (a)
Net proceeds from sale or exchange of shares                             $  22,992,159         $121,389,969
Reinvestment of distributions                                                  658,285            2,627,476
Cost of shares repurchased                                                 (19,305,026)         (97,010,855)
------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from Fund
          share transactions                                             $   4,345,418         $ 27,006,590
------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                             $  (7,264,685)        $ 13,570,529
NET ASSETS:
Beginning of period                                                      $ 171,091,210         $157,520,681
------------------------------------------------------------------------------------------------------------
End of period                                                            $ 163,826,525         $171,091,210
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                      $     190,606         $  1,034,603
------------------------------------------------------------------------------------------------------------

(a) At February 29, 2016, Pioneer Asset Allocation Trust owned 30.1% of the value of outstanding shares of Pioneer Global Equity Fund.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

----------------------------------------------------------------------------------------------------------
                                         Six Months    Six Months
                                         Ended         Ended
                                         2/29/16       2/29/16              Year Ended      Year Ended
                                         Shares        Amount               8/31/15         8/31/15
                                         (unaudited)   (unaudited)          Shares          Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold                               592,963      $    7,753,566        1,540,016      $  21,741,127
Reinvestment of distributions              33,908             449,960          152,847          2,090,959
Less shares repurchased                  (726,285)         (9,182,294)      (1,217,019)       (17,064,588)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease)             (99,414)     $     (978,768)         475,844      $   6,767,498
==========================================================================================================
Class B*
Shares sold or exchanged                       --      $           --               --      $          --
Reinvestment of distributions                  --                  --               --                 --
Less shares repurchased                        --                  --         (149,799)        (2,044,742)
----------------------------------------------------------------------------------------------------------
      Net decrease                             --      $           --         (149,799)     $  (2,044,742)
==========================================================================================================
Class C
Shares sold                               158,863      $    2,012,705          625,499      $   8,578,097
Reinvestment of distributions                  --                  --           17,966            241,637
Less shares repurchased                  (170,958)         (2,129,500)        (189,906)        (2,624,849)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease)             (12,095)     $     (116,795)         453,559      $   6,194,885
==========================================================================================================
Class K**
Shares sold                                    --      $           --        4,271,583      $  57,908,556
Reinvestment of distributions                  --                  --               --                 --
Less shares repurchased                  (115,193)         (1,439,895)        (105,521)        (1,492,962)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease)            (115,193)     $   (1,439,895)       4,166,062      $  56,415,594
==========================================================================================================
Class R***
Shares sold                               694,287      $    8,883,218          181,756      $   2,526,092
Reinvestment of distributions                  --                  --               --                 --
Less shares repurchased                   (47,361)           (594,628)          (4,432)           (62,198)
----------------------------------------------------------------------------------------------------------
   Net increase                           646,926      $    8,288,590          177,324      $   2,463,894
==========================================================================================================
Class Y
Shares sold                               333,414      $    4,342,670        2,156,949      $  30,636,097
Reinvestment of distributions              15,675             208,325           21,508            294,880
Less shares repurchased                  (467,391)         (5,958,709)      (5,339,157)       (73,721,516)
----------------------------------------------------------------------------------------------------------
      Net decrease                       (118,302)     $   (1,407,714)      (3,160,700)     $ (42,790,539)
==========================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 31, 2014.

***  Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 27

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year       Year      Year      Year      Year
                                                             2/29/16       Ended      Ended     Ended     Ended     Ended
                                                             (unaudited)   8/31/15    8/31/14   8/31/13   8/31/12   8/31/11
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 13.00       $ 14.05    $ 11.31   $  9.64   $  9.27   $  8.44
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.03(a)    $  0.07    $  0.27   $  0.15   $  0.17   $  0.13
   Net realized and unrealized gain (loss) on investments      (0.77)        (0.74)      2.67      1.68      0.33      0.76
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.74)      $ (0.67)   $  2.94   $  1.83   $  0.50   $  0.89
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.08)      $ (0.38)   $ (0.20)  $ (0.16)  $ (0.13)  $ (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.82)      $ (1.05)   $  2.74   $  1.67   $  0.37   $  0.83
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 12.18       $ 13.00    $ 14.05   $ 11.31   $  9.64   $  9.27
================================================================================================================================
Total return*                                                  (5.75)%       (4.88)%    26.13%    19.17%     5.50%    10.48%
Ratio of net expenses to average net assets                     1.30%**       1.30%      1.30%     1.30%     1.30%     1.30%
Ratio of net investment income (loss) to average net assets     0.50%**       0.60%      2.01%     1.35%     1.71%     1.23%
Portfolio turnover rate                                           64%**        109%       121%      160%      152%      194%
Net assets, end of period (in thousands)                     $71,063       $77,115    $76,638   $62,996   $56,970   $60,701
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.45%**       1.50%      1.56%     1.67%     1.72%     1.67%
   Net investment income (loss) to average net assets           0.35%**       0.40%      1.75%     0.98%     1.29%     0.86%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended            Year         Year      Year      Year      Year
                                                             2/29/16          Ended        Ended     Ended     Ended     Ended
                                                             (unaudited)      8/31/15      8/31/14   8/31/13   8/31/12   8/31/11
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  12.72         $ 13.78      $ 11.11   $  9.47   $  9.09   $  8.31
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.01)(a)(b)  $ (0.08)(a)  $  0.14   $  0.05   $  0.10   $  0.04
   Net realized and unrealized gain (loss) on investments       (0.76)          (0.68)        2.63      1.66      0.31      0.74
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.77)        $ (0.76)     $  2.77   $  1.71   $  0.41   $  0.78
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $     --         $ (0.30)     $ (0.10)  $ (0.07)  $ (0.03)  $    --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.77)        $ (1.06)     $  2.67   $  1.64   $  0.38   $  0.78
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.95         $ 12.72      $ 13.78   $ 11.11   $  9.47   $  9.09
==================================================================================================================================
Total return*                                                   (6.05)%         (5.60)%      24.98%    18.11%     4.56%     9.39%
Ratio of net expenses to average net assets                      2.02%**         2.05%        2.20%     2.20%     2.20%     2.20%
Ratio of net investment income (loss) to average net assets     (0.22)%**       (0.14)%       1.13%     0.45%     0.82%     0.35%
Portfolio turnover rate                                            64%**          109%         121%      160%      152%      194%
Net assets, end of period (in thousands)                     $ 12,582         $13,552      $ 8,427   $ 6,516   $ 5,682   $ 6,439
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          2.14%**         2.21%        2.35%     2.51%     2.53%     2.48%
   Net investment income (loss) to average net assets           (0.34)%**       (0.30)%       0.98%     0.14%     0.49%     0.07%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 29

------------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended                12/31/14
                                                                                2/29/16              to
                                                                                (unaudited)          8/31/15
------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                            $ 13.03              $  13.51
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                  $  0.06(a)           $   0.11
  Net realized and unrealized gain (loss) on investments                          (0.75)                (0.59)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                              $ (0.69)             $  (0.48)
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                         $ (0.15)             $     --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ (0.84)             $  (0.48)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 12.19              $  13.03
==================================================================================================================
Total return*                                                                     (5.42)%               (3.55)%***
Ratio of net expenses to average net assets                                        0.80%**               0.79%**
Ratio of net investment income (loss) to average net assets                        1.00%**               1.44%**
Portfolio turnover rate                                                              64%**                109%
Net assets, end of period (in thousands)                                        $49,366              $ 54,305
Ratios with no waiver of fees and assumption of expenses by
      the Adviser and no reduction for fees paid indirectly:
      Total expenses                                                               0.92%**               0.95%**
      Net investment income (loss)                                                 0.88%**               1.28%**
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended            7/1/15
                                                                                2/29/16          to
                                                                                (unaudited)      8/31/15
------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                            $ 12.99          $  14.08
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                  $  0.03(a)       $   0.00(b)
  Net realized and unrealized gain (loss) on investments                          (0.76)            (1.09)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                              $ (0.73)         $  (1.09)
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                         $ (0.13)         $     --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ (0.86)         $  (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 12.13          $  12.99
==================================================================================================================
Total return*                                                                     (5.71)%           (7.74)%***
Ratio of net expenses to average net assets                                        1.55%**           1.38%**
Ratio of net investment income (loss) to average net assets                        0.42%**           0.25%**
Portfolio turnover rate                                                              64%**            109%
Net assets, end of period (in thousands)                                        $ 9,995          $  2,304
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                             1.68%**           1.55%**
  Net investment income (loss) to average net assets                               0.30%**           0.08%**
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or ($0.01) per share.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 31

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year       Year      Year      Year      Year
                                                             2/29/16     Ended      Ended     Ended     Ended     Ended
                                                             (unaudited) 8/31/15    8/31/14   8/31/13   8/31/12   8/31/11
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 13.06     $ 14.12    $ 11.37   $  9.69   $  9.32   $  8.49
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.06(a)  $  0.01    $  0.37   $  0.20   $  0.21   $  0.18
   Net realized and unrealized gain (loss) on investments      (0.76)      (0.62)      2.63      1.69      0.34      0.76
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.70)    $ (0.61)   $  3.00   $  1.89   $  0.55   $  0.94
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.15)    $ (0.45)   $ (0.25)  $ (0.21)  $ (0.18)  $ (0.11)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.85)    $ (1.06)   $  2.75   $  1.68   $  0.37   $  0.83
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 12.21     $ 13.06    $ 14.12   $ 11.37   $  9.69   $  9.32
============================================================================================================================
Total return*                                                  (5.49)%     (4.48)%    26.66%    19.75%     6.09%    10.96%
Ratio of net expenses to average net assets                     0.80%**     0.80%      0.80%     0.80%     0.80%     0.80%
Ratio of net investment income (loss) to average net assets     0.99%**     0.85%      2.58%     1.85%     2.22%     1.74%
Portfolio turnover rate                                           64%**      109%       121%      160%      152%      194%
Net assets, end of period (in thousands)                     $20,820     $23,815    $70,384   $71,726   $60,214   $59,927
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.06%**     0.96%      0.95%     1.00%     0.97%     0.95%
   Net investment income (loss) to average net assets           0.73%**     0.69%      2.43%     1.65%     2.05%     1.59%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Notes to Financial Statements | 2/29/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 31, 2014. Class R shares commenced operations on July 1, 2015. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 33

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

34 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

     At February 29, 2016, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 35 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the years ended August 31, 2015, was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $4,690,934
     ---------------------------------------------------------------------------
          Total                                                       $4,690,934
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  1,034,603
     Capital loss carryforward                                      (16,155,081)
     Net unrealized appreciation                                      3,369,985
     ---------------------------------------------------------------------------
          Total                                                    $(11,750,493)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,511 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2016.

E.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

36 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 29, 2016, was $233,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 37 as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the six months ended February 29, 2016, was $536,078.

     At February 29, 2016, open futures contracts were as follows:

     -----------------------------------------------------------------------------------------
                                   Number of
                                   Contracts      Settlement                  Unrealized
     Description    Counterparty   Long/(Short)   Month/Year   Value          Appreciation
     -----------------------------------------------------------------------------------------
     EURO STOXX 50  Citibank N.A.    21           3/16         $   670,976    $ 10,405
     Japanese Yen   Citibank N.A.   (45)          3/16          (4,987,687)      1,093
        Currency
     -----------------------------------------------------------------------------------------
                                                               $(4,316,711)   $ 11,498
     =========================================================================================

I.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written option contracts open during the six months ended February 29, 2016, was $(2,058). There were no written options outstanding at February 29, 2016.

38 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the six months ended February 29, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 29, 2016, are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,124 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2019.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimburses the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 39

For the six months ended February 29, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $45,862
 Class C                                                                   7,749
 Class K                                                                      20
 Class R                                                                   7,349
 Class Y                                                                  16,340
--------------------------------------------------------------------------------
   Total:                                                                $77,320
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $38,206 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at February 29, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,928 in distribution fees payable to PFD at February 29, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original

40 Pioneer Global Equity Fund | Semiannual Report | 2/29/16 purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2016, CDSCs in the amount of $761 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015, to February 9, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 29, 2016, the Fund had no borrowings under the credit facility.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 41

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 29, 2016 was as follows:

-----------------------------------------------------------------------------------
                                               Foreign
 Statement of Assets   Interest    Credit      Exchange     Equity       Commodity
 and Liabilities       Rate Risk   Risk        Risk         Risk         Risk
-----------------------------------------------------------------------------------
 Assets
  Unrealized
   appreciation on
   futures contracts   $--         $--         $1,093       $10,405      $--
-----------------------------------------------------------------------------------
   Total Value         $--         $--         $1,093       $10,405      $--
===================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 29, 2016, was as follows:

-----------------------------------------------------------------------------------
                                               Foreign
 Statement of          Interest    Credit      Exchange     Equity       Commodity
 Operations            Rate Risk   Risk        Rate Risk    Risk         Risk
-----------------------------------------------------------------------------------
 Net realized gain
  (loss) on:
  Futures contracts    $--         $--         $161,778     $(228,929)   $--
  Written options       --          --               --        33,025     --
-----------------------------------------------------------------------------------
    Total Value        $--         $--         $161,778     $ 195,904    $--
===================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on:
  Futures contracts    $--         $--         $   1,093    $  10,405    $--
-----------------------------------------------------------------------------------
   Total Value         $--         $--         $   1,093    $  10,405    $--
===================================================================================

42 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

44 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 45

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

46 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 47 relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

48 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

Trustees, Officers and Service Providers

Trustees                               Advisory Trustee
Thomas J. Perna, Chairman              Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                   Officers
Margaret B.W. Graham                   Lisa M. Jones, President and Chief
Marguerite A. Piret                       Executive Officer
Fred J. Ricciardi                      Mark E. Bradley, Treasurer and
Kenneth J. Taubes                         Chief Financial Officer
                                       Christopher J. Kelley, Secretary and
                                          Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 49

                           This page for your notes.

50 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

                           This page for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/29/16 51

                           This page for your notes.

52 Pioneer Global Equity Fund | Semiannual Report | 2/29/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19129-10-0416

                        Pioneer High Income
                        Municipal Fund

--------------------------------------------------------------------------------
                        Semiannual Report | February 29, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIMAX
                        Class C     HICMX
                        Class Y     HIMYX

                        [LOGO] PIONEER
                               Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          26

Notes to Financial Statements                                                 33

Approval of Investment Advisory Agreement                                     41

Trustees, Officers and Service Providers                                      46

              Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 29, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 3

Portfolio Management Discussion | 2/29/16

High-yield municipal bond prices appreciated in value over the six-month period ended February 29, 2016, as investor demand remained strong while supply was limited. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the six-month period. Mr. Chirunga, a vice president and a portfolio manager at Pioneer, manages the Fund along with Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended February 29, 2016?

A Pioneer High Income Municipal Fund's Class A shares returned 4.90% during the six-month period ended February 29, 2016, while the Fund's benchmark, the Barclays High Yield Municipal Bond Index (the Barclays Index), returned 5.68%. During the same period, the average return of the 155 mutual funds in Lipper's High-Yield Municipal Debt Funds category was 4.25%, and the average return of the 205 mutual funds in Morningstar's High-Yield Municipal Funds category was 4.24%.

Q How would you describe the investment environment for high-yield municipal bonds during the six-month period ended February 29, 2016?

A Demand for high-yield municipal bonds remained vigorous throughout the six-month period, and the asset class delivered a positive total return, even as most other high-yield segments of the fixed-income market posted negative results. In an environment where yields available on fixed-income investments remained low, the attractive current income and tax advantages of the high-yield municipal bond group proved compelling for many investors. Moreover, new issuance of high-yield municipals continued to be weak during a period when domestic economic growth remained modest (the annualized growth rate of U.S. gross domestic product, or GDP, in the final quarter of 2015 came in at less than 2%). In addition, new projects funded by municipal bond issuances were limited, as many state and local governments pursued policies of fiscal austerity and spending restraint. That was especially the case in states highly dependent on revenues from oil production such as Texas, Louisiana, Oklahoma, and Alaska, as oil prices continued their downward spiral during the six-month period.

     In that environment, high-yield municipal bond prices generally rose (leading to reductions in their effective yields) and the asset class outperformed the broader fixed-income market during the period. For example, despite headline news chronicling the fiscal problems of issuers such as the Commonwealth of Puerto Rico and the City of Chicago, even their new bonds generated strong demand from yield-seeking investors.

4 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Q What were the main reasons for the Fund's underperformance of the benchmark Barclays Index during the six-month period ended February 29, 2016?

A While the Fund performed well in an absolute sense over the six-month period, its performance trailed that of the benchmark because we generally avoided owning bonds with weaker fundamentals that were of lower quality than the securities held in the portfolio. The Fund had very small exposures, for example, to the aforementioned debt of Puerto Rico and the City of Chicago. While Commonwealth of Puerto Rico issues represented 23% of the Barclays Index as of the end of the six-month period, the portfolio's exposure was merely slightly above 2% of invested assets. The Fund also had no exposure to securities issued by the City of Chicago, the Chicago Board of Education, or the State of Illinois, each of which had 2% weightings in the Barclays Index. However, as we noted earlier, even Puerto Rican and Chicago-related bonds performed well during the period, as technical supply/demand influences on the high-yield municipal market overcame investment fundamentals, even on troubled credits, and the Fund's underweights to those securities detracted from relative returns.

     Although the Fund underperformed the Barclays Index over the six-month period, we intend to maintain our commitment to invest the portfolio in fundamentally sound high-yield municipal debt securities that we believe should have solid long-term value.

     As for positioning during the six-month period, we stayed true to our traditional emphasis on holding project revenue bonds in the portfolio. We continued to favor revenue bonds over general obligation (G.O.) bonds because of their more predictable revenue sources and the cash flows that support payments by the bonds' issuers. As of February 29, 2016, the Fund's largest exposures by sector were to special revenue bonds, including tobacco bonds (29%), health/health care bonds (26%), and education bonds (19%). The Fund had just a small position in G.O. bonds, at roughly 4% of assets, as we generally avoid G.O. bonds due to their less predictable revenue sources.

Q Which portfolio allocations or individual investments had the biggest effects on the Fund's performance, either positively or negatively, during the six-month period ended February 29, 2016?

A The portfolio's relatively large position in special revenue bonds backed by proceeds from tobacco liability settlements (tobacco bonds) had a positive effect on the Fund's performance during the six-month period.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 5

     Among individual credits in the portfolio, holdings that supported the Fund's relative performance included the debt backed by the Esperanza Academy, a charter school in Philadelphia; a correctional facility in Otero County, New Mexico; continuing care retirement communities in the states of Washington and Illinois; and tobacco bonds issued by the states of Virginia and Michigan.

     Individual investments that underperformed and held back the Fund's relative results included securities backed by a wood pellet factory in Sanger, Texas, and a State of Michigan Strategic Lease revenue bond.

Q Did the Fund invest in any derivative securities during the six-month period ended February 29, 2016?

A    No, the Fund did not have any exposure to derivatives during the period.

Q What factors affected the Fund's yield during the six-month period ended February 29, 2016?

A In an environment of rising prices and declining yields in the high-yield municipal market, the Fund's yield to shareholders did decline slightly during the period, as we did not "stretch" for the higher yields available on lower-quality bonds with weaker fundamentals.

Q    What is your investment outlook?

A We think the overall environment for investing in high-yield municipal bonds is unlikely to change very much in the immediate future, as consistent demand and shrinking supply continue to support bond prices, even as yields available shrink to some degree. We believe the domestic economy should continue to expand at a steady, but modest pace in 2016, with GDP growing perhaps falling within a range of 2.0% to 2.5%. With only moderate overall growth, and pockets of weakness in energy-producing states, we think state and local governments will continue to try to limit any spending increases and restrict new municipal bond issuance. However, improving employment figures and decent activity in the housing sector should help sustain the overall growth in the domestic economy, despite evidence of weakness in foreign markets.

     In this environment, we expect to continue to keep the Fund's portfolio well diversified*, remaining focused on owning project revenue bonds and emphasizing what we believe are fundamentally sound investments with solid longer-term prospects.

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Please refer to the Schedule of Investments on pages 15-25 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 7

Portfolio Summary | 2/29/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Special Revenues                                                           29.2%
Health                                                                     26.4%
Education                                                                  19.0%
Various Revenues                                                            8.1%
Pollution Control Revenue                                                   6.8%
General Obligation                                                          4.3%
Reserves                                                                    2.6%
Transportation                                                              2.2%
Housing                                                                     0.6%
Escrowed                                                                    0.5%
Insured                                                                     0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

  1. Sanger Industrial Development Corp., Texas Pellets Project Series B, 8.0%, 7/1/38   3.04%
----------------------------------------------------------------------------------------------
  2. City of Philippi West Virginia, 7.75%, 10/1/44                                      2.73
----------------------------------------------------------------------------------------------
  3. Commonwealth of Puerto Rico, 8.0%, 7/1/35                                           2.37
----------------------------------------------------------------------------------------------
  4. Washington State Housing Finance Commission, Skyline at First Hill Project
     Series A, 5.625%, 1/1/38                                                            2.18
----------------------------------------------------------------------------------------------
  5. Golden State Tobacco Securitization Corp., 5.75%, 6/1/47                            1.93
----------------------------------------------------------------------------------------------
  6. Michigan Tobacco Settlement Finance Authority, 6.0%, 6/1/48                         1.87
----------------------------------------------------------------------------------------------
  7. Tobacco Settlement Financing Corp. Virginia, 5.0%, 6/1/47                           1.86
----------------------------------------------------------------------------------------------
  8. U.S. Treasury Bills, 3/17/16                                                        1.82
----------------------------------------------------------------------------------------------
  9. Pennsylvania Economic Development Financing Authority, US Airways Group
     Series B, 8.0%, 5/1/29                                                              1.81
----------------------------------------------------------------------------------------------
 10. Buckeye Tobacco Settlement Financing Authority, 5.875%, 6/1/47                      1.53
----------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Prices and Distributions | 2/29/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                         2/29/16                        8/31/15
--------------------------------------------------------------------------------
        A                            $7.37                          $7.22
--------------------------------------------------------------------------------
        C                            $7.38                          $7.22
--------------------------------------------------------------------------------
        Y                            $7.28                          $7.12
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-2/29/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment            Short-Term      Long-Term
      Class               Income               Capital Gains   Capital Gains
--------------------------------------------------------------------------------
        A                 $0.2000                  $ --            $ --
--------------------------------------------------------------------------------
        C                 $0.1721                  $ --            $ --
--------------------------------------------------------------------------------
        Y                 $0.2040                  $ --            $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 9

Performance Update | 2/29/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                     Barclays
                      Net           Public           High Yield
                      Asset         Offering         Municipal
                      Value         Price            Bond
Period                (NAV)         (POP)            Index
--------------------------------------------------------------------------------
Life of Class
(10/17/06)            3.05%         2.55%            4.33%
5 Years               6.07          5.09             7.51
1 Year                4.79          0.08             2.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High Income          Barclays High Yield
               Municipal Fund               Municipal Bond Index
10/06          $ 9,550                      $10,000
2/07           $ 9,909                      $10,270
2/08           $ 8,948                      $ 9,569
2/09           $ 6,836                      $ 7,805
2/10           $ 9,095                      $ 9,878
2/11           $ 9,397                      $10,337
2/12           $ 9,947                      $11,800
2/13           $11,716                      $13,498
2/14           $10,896                      $13,282
2/15           $12,043                      $14,541
2/16           $12,620                      $14,847

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     High Yield
                                                     Municipal
                      If            If               Bond
Period                Held          Redeemed         Index
--------------------------------------------------------------------------------
Life of Class
(10/17/06)            2.22%         2.22%            4.33%
5 Years               5.28          5.28             7.51
1 Year                4.00          4.00             2.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High Income          Barclays High Yield
               Municipal Fund               Municipal Bond Index
10/06          $10,000                      $10,000
2/07           $10,329                      $10,270
2/08           $ 9,219                      $ 9,569
2/09           $ 6,990                      $ 7,805
2/10           $ 9,217                      $ 9,878
2/11           $ 9,471                      $10,337
2/12           $ 9,951                      $11,800
2/13           $11,635                      $13,498
2/14           $10,725                      $13,282
2/15           $11,780                      $14,541
2/16           $12,252                      $14,847

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 11

Performance Update | 2/29/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                        Barclays
                        Net             High Yield
                        Asset           Municipal
                        Value           Bond
Period                  (NAV)           Index
--------------------------------------------------------------------------------
Life of Class
(10/17/06)              3.04%           4.33%
5 Years                 6.23            7.51
1 Year                  4.97            2.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer High Income          Barclays High Yield
               Municipal Fund               Municipal Bond Index
10/06          $5,000,000                   $5,000,000
2/07           $5,187,054                   $5,135,163
2/08           $4,644,235                   $4,784,639
2/09           $3,552,200                   $3,902,577
2/10           $4,701,409                   $4,939,057
2/11           $4,880,716                   $5,168,354
2/12           $5,170,926                   $5,900,058
2/13           $6,097,347                   $6,748,911
2/14           $5,677,689                   $6,641,049
2/15           $6,289,167                   $7,270,605
2/16           $6,601,824                   $7,423,707

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2015, through February 29, 2016.

--------------------------------------------------------------------------------
Share Class                             A                C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00        $1,000.00        $1,000.00
Value on 9/1/15
--------------------------------------------------------------------------------
Ending Account Value                $1,049.00        $1,046.40        $1,051.70
(after expenses) on 2/29/16
--------------------------------------------------------------------------------
Expenses Paid                       $    4.43        $    8.29        $    3.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.87%, 1.63% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2015, through February 29, 2016.

--------------------------------------------------------------------------------
Share Class                             A                C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00        $1,000.00        $1,000.00
Value on 9/1/15
--------------------------------------------------------------------------------
Ending Account Value                $1,020.54        $1,016.76        $1,021.38
(after expenses) on 2/29/16
--------------------------------------------------------------------------------
Expenses Paid                       $    4.37        $    8.17        $    3.52
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.87%, 1.63% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Schedule of Investments | 2/29/16 (unaudited)

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 96.2% (e)
                            Alaska -- 0.6%
  3,700,000                 Northern Tobacco Securitization Corp., 5.0%, 6/1/46             $     3,144,815
-----------------------------------------------------------------------------------------------------------
                            Arizona -- 1.0%
  1,000,000                 The Industrial Development Authority of the County
                            of Pima, Desert hights Charter, 7.0%, 5/1/34                    $     1,076,440
  3,000,000                 The Industrial Development Authority of the County
                            of Pima, Desert hights Charter, 7.25%, 5/1/44                         3,251,190
    725,000                 The Industrial Development Authority of the County
                            of Pima, Legacy Traditional School Project, 8.5%,
                            7/1/39 (Pre-Refunded)                                                   883,688
    490,000                 The Industrial Development Authority of the County
                            of Pima, Paradise Education Center, 6.0%, 6/1/40                        509,428
                                                                                            ---------------
                                                                                            $     5,720,746
-----------------------------------------------------------------------------------------------------------
                            California -- 12.5%
  1,215,000                 California County Tobacco Securitization
                            Agency, 6/1/36                                                  $     1,217,029
     30,000                 California County Tobacco Securitization Agency,
                            Merced County, 5.125%, 6/1/38                                            28,563
  5,770,000                 California County Tobacco Securitization Agency,
                            Merced County, 5.25%, 6/1/45                                          5,440,995
  5,040,000                 California County Tobacco Securitization Agency,
                            Sonoma County Corp., 5.125%, 6/1/38                                   4,932,194
  2,270,000                 California County Tobacco Securitization Agency,
                            Sonoma County Corp., 5.25%, 6/1/45                                    2,213,500
  1,300,000                 California Municipal Finance Authority, John Adams
                            Academics Project, 5.25%, 10/1/45                                     1,323,322
  6,300,000                 California Municipal Finance Authority, Santa Rosa
                            Academy Project Ser A, 6.0%, 7/1/42                                   6,747,552
    500,000                 California Municipal Finance Authority, Santa Rosa
                            Academy Project, 5.125%, 7/1/35                                         521,840
  1,575,000                 California Municipal Finance Authority, Santa Rosa
                            Academy Project, 5.375%, 7/1/45                                       1,644,221
  1,000,000                 California School Finance Authority, 6.0%, View Park
                            Elementary and Middle School, 10/1/49                                 1,078,720
  3,000,000                 California School Finance Authority, 7.375%, Classical
                            Academies Project, 10/1/43                                            3,557,370
  3,230,000                 California School Finance Authority, ICEF View Park
                            High School, 7.125%, 10/1/48                                          3,729,552
    830,000                 California School Finance Authority, View Park
                            Elementary and Middle School, 5.625%, 10/1/34                           886,730
  1,475,000                 California School Finance Authority, View Park
                            Elementary and Middle School, 5.875%, 10/1/44                         1,583,855
  1,560,000                 California Statewide Communities Development
                            Authority, California Baptist University, 6.125%, 11/1/33             1,718,574

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 15

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            California -- (continued)
  4,030,000                 California Statewide Communities Development
                            Authority, California Baptist University,
                            6.375%, 11/1/43                                                 $     4,464,394
  2,000,000                 California Statewide Communities Development
                            Authority, Lancer Edl Student Housing Project,
                            7.5%, 6/1/42                                                          2,194,860
    315,559                 California Statewide Communities Development
                            Authority, Microgy Holdings Project, 9.0%, 12/1/38 (c)                        3
  2,000,000                 Golden State Tobacco Securitization Corp.,
                            5.125%, 6/1/47                                                        1,782,380
 11,000,000                 Golden State Tobacco Securitization Corp.,
                            5.75%, 6/1/47                                                        10,560,330
  5,310,000                 Golden State Tobacco Securitization Corp., 6/1/37                     4,981,364
 20,000,000                 Inland Empire Tobacco Securitization Authority,
                            6/1/47 (d)                                                            1,641,600
  2,500,000                 Pittsburg Unified School District, 9/1/41 (AGM
                            CNTY GTD) (d)                                                           853,700
  1,925,000                 Pittsburg Unified School District, 9/1/42 (AGM
                            CNTY GTD) (d)                                                           630,264
  2,000,000                 River Islands Public Financing Authority, 5.5%, 9/1/45                2,173,480
  4,275,000                 Tobacco Securitization Authority of Southern
                            California, 5.0%, 6/1/37                                              4,039,362
    270,000                 Tobacco Securitization Authority of Southern
                            California, 5.125%, 6/1/46                                              255,817
                                                                                            ---------------
                                                                                            $    70,201,571
-----------------------------------------------------------------------------------------------------------
                            Colorado -- 3.7%
  2,860,000                 Castle Oaks Metropolitan District No 3, 6.25%,
                            12/1/44 (f)                                                     $     2,891,145
  1,000,000                 Colorado Educational & Cultural Facilities Authority,
                            5.0%, 12/15/45                                                          999,930
  2,000,000                 Colorado Educational & Cultural Facilities Authority,
                            Charter School Rocky Mountain Classical, 8.0%, 9/1/43                 2,112,840
  5,000,000                 Colorado Educational & Cultural Facilities Authority,
                            Charter School Rocky Mountain Classical,
                            8.125%, 9/1/48                                                        5,303,150
  2,000,000                 Copperleaf Metropolitan District No 2,
                            5.75%, 12/1/45 (f)                                                    2,100,140
  2,840,000                 Crystal Crossing Metropolitan District,
                            5.25%, 12/1/40 (f)                                                    2,831,963
  1,700,000                 Littleton Village Metropolitan District No 2,
                            5.375%, 12/1/45 (f)                                                   1,716,048
  1,500,000                 Promenade Castle Rock Metropolitan District No 1,
                            5.75%, 12/1/39 (f)                                                    1,550,910
  1,000,000                 Sterling Ranch Community Authority Board, 5.75%,
                            12/1/45 (MUN GOVT GTD)                                                1,004,490
                                                                                            ---------------
                                                                                            $    20,510,616
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            Connecticut -- 0.5%
  2,640,000                 Town of Hamden Connecticut, Whitney Center Project,
                            7.75%, 1/1/43                                                   $     2,755,632
-----------------------------------------------------------------------------------------------------------
                            District of Columbia -- 0.8%
    735,000                 District of Columbia Tobacco Settlement Financing
                            Corp., 6.75%, 5/15/40                                           $       738,771
  4,000,000                 District of Columbia, Provident Group Howard
                            Properties, 5.0%, 10/1/45                                             3,927,080
                                                                                            ---------------
                                                                                            $     4,665,851
-----------------------------------------------------------------------------------------------------------
                            Florida -- 1.9%
  5,000,000                 Alachua County Health Facilities Authority, Terraces
                            Bonita Springs Project, 8.125%, 11/15/46                        $     5,909,700
  1,820,000                 County of Liberty Florida, 8.25%, 7/1/28 (c)                            270,725
  1,000,000                 Florida Development Finance Corp., Tuscan Isle
                            Obligated Group, 7.0%, 6/1/35                                         1,041,280
  3,000,000                 Florida Development Finance Corp., Tuscan Isle
                            Obligated Group, 7.0%, 6/1/45                                         3,125,550
                                                                                            ---------------
                                                                                            $    10,347,255
-----------------------------------------------------------------------------------------------------------
                            Hawaii -- 0.2%
  1,000,000                 State of Hawaii Department of Budget & Finance,
                            15 Craigside Project, 9.0%, 11/15/44                            $     1,234,870
-----------------------------------------------------------------------------------------------------------
                            Illinois -- 3.6%
  4,213,653         4.00    Illinois Finance Authority, Clare Oaks Project Series B,
                            Floating Rate Note, 11/15/52                                    $     2,966,412
  2,634,795                 Illinois Finance Authority, Clare Oaks Project Series C1,
                            11/15/52 (d)                                                             94,536
    526,959                 Illinois Finance Authority, Clare Oaks Project Series C2,
                            11/15/52 (d)                                                            143,797
    526,959                 Illinois Finance Authority, Clare Oaks Project Series C3,
                            11/15/52 (d)                                                             90,510
  1,250,000                 Illinois Finance Authority, Norwegian American Hospital,
                            7.625%, 9/15/28                                                       1,379,875
  4,845,000                 Illinois Finance Authority, Norwegian American Hospital,
                            7.75%, 9/15/38                                                        5,624,657
    485,000                 Southwestern Illinois Development Authority,
                            Comprehensive Mental Health Center, 6.2%, 6/1/17                        492,978
  7,020,000                 Southwestern Illinois Development Authority,
                            Comprehensive Mental Health Center, 6.625%, 6/1/37                    7,187,708
  2,350,000                 Southwestern Illinois Development Authority, Village of
                            Sauget Project, 5.625%, 11/1/26                                       2,184,889
                                                                                            ---------------
                                                                                            $    20,165,362
-----------------------------------------------------------------------------------------------------------
                            Indiana -- 2.7%
  1,750,000                 City of Carmel Indiana, Barrington Carmel Project
                            Series A, 7.0%, 11/15/32                                        $     1,969,572

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 17

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            Indiana -- (continued)
  2,000,000                 City of Carmel Indiana, Barrington Carmel Project
                            Series A, 7.125%, 11/15/42                                      $     2,252,920
  2,000,000                 City of Carmel Indiana, Barrington Carmel Project
                            Series A, 7.125%, 11/15/47                                            2,246,840
  3,500,000                 City of Crown Point Indiana, Wittenberg Village
                            Project, 8.0%, 11/15/39                                               3,917,830
  4,000,000                 Hospital Authority of Vigo County, Union Hospital,
                            Inc., 8.0%, 9/1/41                                                    4,777,080
                                                                                            ---------------
                                                                                            $    15,164,242
-----------------------------------------------------------------------------------------------------------
                            Iowa -- 2.0%
  2,285,000                 Iowa Tobacco Settlement Authority, 5.5%, 6/1/42                 $     2,241,219
  5,290,000                 Iowa Tobacco Settlement Authority, 5.6%, 6/1/34                       5,292,010
  3,705,000                 Iowa Tobacco Settlement Authority, 5.625%, 6/1/46                     3,690,217
                                                                                            ---------------
                                                                                            $    11,223,446
-----------------------------------------------------------------------------------------------------------
                            Louisiana -- 0.6%
  5,800,000                 Tensas Parish Law Enforcement District,
                            10/1/26 (c) (d)                                                 $     3,477,796
-----------------------------------------------------------------------------------------------------------
                            Maryland -- 0.2%
  1,000,000                 Maryland Health & Higher Educational Facilities
                            Authority, City Neighbors Series A, 6.75%, 7/1/44               $     1,091,250
-----------------------------------------------------------------------------------------------------------
                            Massachusetts -- 1.9%
  3,954,928                 Massachusetts Development Finance Agency, 5.5%,
                            Linden Ponds, Inc., 11/15/46                                    $     3,398,865
  2,000,000                 Massachusetts Development Finance Agency,
                            Adventcare Project Series A, 6.75%, 10/15/37                          2,070,840
   845,000                  Massachusetts Development Finance Agency,
                            Adventcare Project, 7.625%, 10/15/37                                    942,386
  1,235,770                 Massachusetts Development Finance Agency,
                            Linden Ponds, Inc., Series A-1, 6.25%, 11/15/26                       1,210,190
  3,340,294                 Massachusetts Development Finance Agency,
                            Linden Ponds, Inc., Series A-1, 6.25%, 11/15/39                       3,239,985
  1,116,746                 Massachusetts Development Finance Agency,
                            Linden Ponds, Inc., Series B, 11/15/56 (d)                                6,466
  3,500,000                 Massachusetts Health & Educational Facilities
                            Authority, Quincy Medical Center, 1/15/38 (c) (d)                         8,540
                                                                                            ---------------
                                                                                            $    10,877,272
-----------------------------------------------------------------------------------------------------------
                            Michigan -- 7.0%
  1,250,000                 Flint Hospital Building Authority, Hurley Medical
                            Center Series A, 5.25%, 7/1/39                                  $     1,256,712
  1,250,000                 Flint Hospital Building Authority, Hurley Medical
                            Center, 7.375%, 7/1/35                                                1,426,038
  5,485,000                 Flint International Academy, 5.75%, 10/1/37                           5,535,956

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            Michigan -- (continued)
    185,000                 Michigan Public Educational Facilities Authority,
                            Dr. Joseph Pollack, 7.25%, 4/1/20                               $       195,660
  2,020,000                 Michigan Public Educational Facilities Authority,
                            Dr. Joseph Pollack, 8.0%, 4/1/40                                      2,138,938
  4,410,000                 Michigan Public Educational Facilities Authority, Ltd
                            Oblig-David Ellis-West Project, 5.875%, 6/1/37                        4,425,391
  7,135,000         6.75    Michigan Strategic Fund, CFP Michigan Dept Offices
                            Lease B, Floating Rate Note, 3/1/40                                   7,669,340
  4,000,000         6.62    Michigan Strategic Fund, Floating Rate Note, 11/1/41                  4,214,880
    750,000                 Michigan Tobacco Settlement Finance Authority,
                            6.0%, 6/1/34                                                            706,350
 11,320,000                 Michigan Tobacco Settlement Finance Authority,
                            6.0%, 6/1/48                                                         10,234,525
  1,250,000                 Michigan Tobacco Settlement Finance Authority,
                            6.875%, 6/1/42                                                        1,283,988
                                                                                            ---------------
                                                                                            $    39,087,778
-----------------------------------------------------------------------------------------------------------
                            Minnesota -- 1.1%
  2,000,000                 Bloomington Port Authority, Radisson Blu MOA LLC,
                            9.0%, 12/1/35                                                   $     2,290,860
  1,500,000                 City of Brooklyn Park Minnesota, Prairie Seeds
                            Academy Project Series A, 9.25%, 3/1/39
                            (Pre-Refunded)                                                        1,658,715
    500,000                 City of Deephaven Minnesota, Eagle Ridge Academy
                            Project, 5.25%, 7/1/37                                                  518,645
  1,500,000                 City of Deephaven Minnesota, Eagle Ridge Academy
                            Project, 5.5%, 7/1/50                                                 1,546,275
                                                                                            ---------------
                                                                                            $     6,014,495
-----------------------------------------------------------------------------------------------------------
                            Missouri -- 1.6%
  5,645,000                 Community Memorial Hospital District,
                            6.68%, 12/1/34                                                  $     5,909,073
  2,500,000                 Kirkwood Industrial Development Authority, Aberdeen
                            Hrights Series A, 8.25%, 5/15/45                                      2,820,575
                                                                                            ---------------
                                                                                            $     8,729,648
-----------------------------------------------------------------------------------------------------------
                            New Jersey -- 4.2%
  5,500,000                 New Jersey Economic Development Authority,
                            Gloucester Marine Project, 6.625%, 1/1/37                       $     5,500,000
  4,500,000                 New Jersey Health Care Facilities Financing
                            Authority, St. Peters University Hospital, 6.25%, 7/1/35              4,869,720
  6,580,000                 Tobacco Settlement Financing Corp. New Jersey,
                            4.75%, 6/1/34                                                         5,609,384
  9,000,000                 Tobacco Settlement Financing Corp. New Jersey,
                            5.0%, 6/1/41                                                          7,721,730
                                                                                            ---------------
                                                                                            $    23,700,834
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 19

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            New Mexico -- 1.3%
     35,000                 County of Otero New Mexico, 6.0%, 4/1/23                        $        35,813
  7,075,000                 County of Otero New Mexico, 6.0%, 4/1/28                              7,175,040
                                                                                            ---------------
                                                                                            $     7,210,853
-----------------------------------------------------------------------------------------------------------
                            New York -- 5.5%
    210,000                 Erie Tobacco Asset Securitization Corp., 5.0%, 6/1/38           $       207,209
     25,000                 New York Counties Tobacco Trust IV, 5.0%, 6/1/42                         23,044
  2,405,000                 New York Counties Tobacco Trust IV, 5.0%, 6/1/45                      2,175,972
 10,000,000                 New York Counties Tobacco Trust V%, 6/1/38 (d)                        2,547,400
  8,030,000                 Suffolk Tobacco Asset Securitization Corp.,
                            6.0%, 6/1/48                                                          7,848,924
  8,000,000                 Suffolk Tobacco Asset Securitization Corp., 6/1/44                    8,086,880
 10,000,000                 The Erie County Industrial Development Agency,
                            Galvstar LLC Project Series A, 10/1/30 (c) (d)                        2,524,600
  8,000,000                 The Erie County Industrial Development Agency,
                            Galvstar LLC Project Series B, 10/1/30 (c) (d)                        2,037,760
  1,795,000                 The Erie County Industrial Development Agency,
                            Galvstar LLC Project Series C, 10/1/30 (c) (d)                          457,222
    115,000                 TSASC, Inc. New York, 5.0%, 6/1/34                                      110,415
  5,040,000                 TSASC, Inc. New York, 5.125%, 6/1/42                                  4,605,199
                                                                                            ---------------
                                                                                            $    30,624,625
-----------------------------------------------------------------------------------------------------------
                            Ohio -- 6.6%
  5,735,000                 Buckeye Tobacco Settlement Financing Authority,
                            5.75%, 6/1/34                                                   $     5,133,112
  9,350,000                 Buckeye Tobacco Settlement Financing Authority,
                            5.875%, 6/1/47                                                        8,368,811
  8,555,000                 Buckeye Tobacco Settlement Financing Authority,
                            6.0%, 6/1/42                                                          7,652,533
  6,335,000                 Buckeye Tobacco Settlement Financing Authority,
                            6.5%, 6/1/47                                                          6,097,121
  1,150,000                 County of Muskingum Ohio, Genesis Healthcare
                            System Project, 5.0%, 2/15/33                                         1,204,303
  5,000,000                 County of Muskingum Ohio, Genesis Healthcare
                            System Project, 5.0%, 2/15/48                                         5,134,250
  2,900,000                 Southeastern Ohio Port Authority, 6.0%, 12/1/42                       3,223,872
                                                                                            ---------------
                                                                                            $    36,814,002
-----------------------------------------------------------------------------------------------------------
                            Pennsylvania -- 8.0%
    680,000                 Allegheny County Hospital Development Authority,
                            Ohio Valley General Hospital Project A,
                            5.125%, 4/1/35                                                  $       680,061
  3,000,000                 Pennsylvania Economic Development Financing
                            Authority, Northwestern Human Services Series A,
                            5.25%, 6/1/28                                                         3,002,310

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            Pennsylvania -- (continued)
  2,005,000                 Pennsylvania Economic Development Financing
                            Authority, US Airways Group Series A, 7.5%, 5/1/20              $     2,296,908
  8,445,000                 Pennsylvania Economic Development Financing
                            Authority, US Airways Group Series B, 8.0%, 5/1/29                    9,914,852
  2,200,000                 Philadelphia Authority for Industrial Development,
                            6.5%, 6/1/45                                                          2,223,320
  3,145,000                 Philadelphia Authority for Industrial Development,
                            6.625%, 6/1/50                                                        3,180,318
  2,500,000                 Philadelphia Authority for Industrial Development,
                            Green Woods Charter School Projects A,
                            5.5%, 6/15/32                                                         2,634,125
  5,200,000                 Philadelphia Authority for Industrial Development,
                            Green Woods Charter School Projects A,
                            5.75%, 6/15/42                                                        5,494,112
  6,000,000                 Philadelphia Authority for Industrial Development,
                            Nueva Esperanze Inc., 8.2%, 12/1/43                                   6,908,640
  1,000,000                 Philadelphia Authority for Industrial Development,
                            Performing Arts Charter School Project, 6.5%,
                            6/15/33 (144A)                                                        1,065,580
  3,000,000                 Philadelphia Authority for Industrial Development,
                            Performing Arts Charter School Project, 6.75%,
                            6/15/43 (144A)                                                        3,206,310
  4,000,000                 The Hospitals & Higher Education Facilities Authority
                            of Philadelphia, Temple University Health System
                            Series A, 5.625%, 7/1/42                                              4,300,280
                                                                                            ---------------
                                                                                            $    44,906,816
-----------------------------------------------------------------------------------------------------------
                            Puerto Rico -- 2.3%
 18,000,000                 Commonwealth of Puerto Rico, 8.0%, 7/1/35 (f)                   $    12,983,040
-----------------------------------------------------------------------------------------------------------
                            Rhode Island -- 0.1%
  2,065,000                 Central Falls Detention Facility Corp., 7.25%,
                            7/15/35 (c)                                                     $       513,875
-----------------------------------------------------------------------------------------------------------
                            Tennessee -- 0.0%+
      5,000                 Johnson City Health & Educational Facilities Board,
                            Appalachian Christian Village, 5.0%, 2/15/43                    $         5,196
-----------------------------------------------------------------------------------------------------------
                            Texas -- 9.6%
  5,500,000                 Arlington Higher Education Finance Corp., Universal
                            Academy Series A, 7.125%, 3/1/44                                $     5,813,665
    400,000                 City of Celina Texas, 5.375%, 9/1/28                                    399,636
  1,000,000                 City of Celina Texas, 5.5%, 9/1/24                                      999,320
    250,000                 City of Celina Texas, 5.5%, 9/1/32                                      249,730
    650,000                 City of Celina Texas, 5.875%, 9/1/40                                    649,162
  1,075,000                 City of Celina Texas, 6.0%, 9/1/30                                    1,073,968
  2,700,000                 City of Celina Texas, 6.25%, 9/1/40                                   2,696,625

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 21

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            Texas -- (continued)
    500,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                            Impt Dist Phase, 5.125%, 9/15/28                                $       502,470
    450,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                            Impt Dist Phase, 5.375%, 9/15/35                                        452,200
    400,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                            Impt Dist Phase, 5.5%, 9/15/40                                          401,948
    234,442                 Gulf Coast Industrial Development Authority,
                            Microgy Holdings Project, 12/1/36 (c) (d)                                     2
  1,300,000                 Kinney County Public Facilities Corp., 7.0%, 11/1/25                  1,184,326
  2,000,000                 La Vernia Higher Education Finance Corp., Meridian
                            World School Series A, 5.5%, 8/15/45                                  2,031,020
 17,350,000                 Sanger Industrial Development Corp., Texas Pellets
                            Project Series B, 8.0%, 7/1/38                                       16,655,482
  2,250,000                 Tarrant County Cultural Education Facilities Finance
                            Corp., Mirador Project Series A, 8.0%, 11/15/29                       1,926,315
  5,000,000                 Tarrant County Cultural Education Facilities Finance
                            Corp., Mirador Project Series A, 8.125%, 11/15/39                     4,280,200
    120,000                 Tarrant County Cultural Education Facilities Finance
                            Corp., MRC Crestview Project, 8.0%, 11/15/34                            137,914
  6,350,000                 Tarrant County Cultural Education Facilities Finance
                            Corp., MRC Crestview Project, 8.125%, 11/15/44                        7,284,847
  1,775,000                 Tarrant County Cultural Education Facilities Finance
                            Corp., Stayton at Museum Way Series A, 8.0%,
                            11/15/28                                                              1,787,620
  5,000,000                 Tarrant County Cultural Education Facilities Finance
                            Corp., Stayton at Museum Way Series A,
                            8.25%, 11/15/44                                                       5,046,900
  1,000,000                 Texas Midwest Public Facility Corp., Secure Treatment
                            Facility Project, 10/1/30 (c) (d)                                       118,990
                                                                                            ---------------
                                                                                            $    53,692,340
-----------------------------------------------------------------------------------------------------------
                            Utah -- 1.7%
  1,285,000                 Utah Charter School Finance Authority, Summit
                            Academy High School Series A, 7.25%, 5/15/21                    $     1,421,030
  1,985,000                 Utah Charter School Finance Authority, Summit
                            Academy High School Series A, 8.125%, 5/15/31                         2,251,188
  5,145,000                 Utah Charter School Finance Authority, Summit
                            Academy High School Series A, 8.5%, 5/15/41                           5,895,553
                                                                                            ---------------
                                                                                            $     9,567,771
-----------------------------------------------------------------------------------------------------------
                            Virginia -- 3.2%
  2,100,000                 Cherry Hill Community Development Authority,
                            Potomac Shores Project, 5.4%, 3/1/45                            $     2,172,156
    815,000                 Embrey Mill Community Development Authority,
                            5.3%, 3/1/35                                                            828,415
  4,685,000                 Embrey Mill Community Development Authority,
                            5.6%, 3/1/45                                                          4,761,131

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            Virginia -- (continued)
 12,870,000                 Tobacco Settlement Financing Corp. Virginia,
                            5.0%, 6/1/47                                                    $    10,226,502
                                                                                            ---------------
                                                                                            $    17,988,204
-----------------------------------------------------------------------------------------------------------
                            Washington -- 2.8%
  3,500,000                 Washington State Housing Finance Commission,
                            Skyline at First Hill Project Series A, 5.625%, 1/1/27          $     3,548,895
 11,825,000                 Washington State Housing Finance Commission,
                            Skyline at First Hill Project Series A, 5.625%, 1/1/38               11,956,612
                                                                                            ---------------
                                                                                            $    15,505,507
-----------------------------------------------------------------------------------------------------------
                            West Virginia -- 3.7%
 25,000,000                 City of Philippi West Virginia, 7.75%, 10/1/44 (c)              $    15,000,500
  5,340,000                 West Virginia Hospital Finance Authority, Highland
                            Hospital Oblig Group, 9.125%, 10/1/41                                 5,791,604
                                                                                            ---------------
                                                                                            $    20,792,104
-----------------------------------------------------------------------------------------------------------
                            Wisconsin -- 5.3%
  8,615,000                 Public Finance Authority, Cabs-Springshire Pre-Dev
                            Project, 12/1/20 (144A) (d)                                     $     4,955,090
  1,590,000                 Public Finance Authority, Coral Academy Science
                            Las Vegas, 5.625%, 7/1/44                                             1,699,440
  5,325,000                 Public Finance Authority, Glenridge Palmer Ranch
                            Series A, 8.25%, 6/1/46                                               6,654,493
  5,057,500                 Public Finance Authority, Las Ventanas Retirement
                            Community, 7.0%, 10/1/42                                              5,080,815
  1,500,000                 Public Finance Authority, Roseman University Health
                            Sciences, 5.75%, 4/1/35                                               1,547,010
  4,150,000                 Public Finance Authority, Roseman University Health
                            Sciences, 5.875%, 4/1/45                                              4,265,868
  1,200,000                 Public Finance Authority, Searstone CCRC Project
                            Series B, 8.375%, 6/1/20                                              1,200,540
  1,245,000                 Public Finance Authority, Voyager Foundation Inc.,
                            Project Series A, 5.125%, 10/1/45                                     1,267,920
  2,815,000                 Public Finance Authority, Voyager Foundation Inc.,
                            Project Series A, 6.2%, 10/1/42                                       3,045,128
                                                                                            ---------------
                                                                                            $    29,716,304
-----------------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $533,142,922)                                             $   538,434,116
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 23

-----------------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                                   Value
-----------------------------------------------------------------------------------------------------------
                            MUNICIPAL COLLATERALIZED DEBT
                            OBLIGATION -- 0.0%+
  1,175,000         0.00    Non-Profit Preferred Funding Trust I, Floating
                            Rate Note, 9/15/37 (144A)                                       $        63,168
-----------------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL COLLATERALIZED
                            DEBT OBLIGATION
                            (Cost $1,172,544)                                               $        63,168
-----------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 1.8%
 10,000,000                 U.S. Treasury Bills, 3/17/16 (d)                                $     9,999,030
-----------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $9,998,811)                                               $     9,999,030
-----------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 98.0%
                            (Cost $544,314,277) (a)                                         $   548,496,314
-----------------------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- 2.0%                              $    11,113,168
-----------------------------------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%                                      $   559,609,482
===========================================================================================================

+              Amount rounds to less than 0.01%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2016, the value of these securities amounted to $9,290,148 or 1.7% of total net assets.

(Pre-Refunded) Pre-Refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(a) At February 29, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $544,222,793 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                           $ 43,631,765
                 Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                            (39,358,244)
                                                                                        ------------
                 Net unrealized appreciation                                            $  4,273,521
                                                                                        ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)            Security is in default.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)            Consists of Revenue Bonds unless otherwise indicated.

(f)            Represents a General Obligation bond.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2016, aggregated $75,777,573 and $52,718,333, respectively.

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 29, 2016, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------
                                          Level 1     Level 2          Level 3      Total
-------------------------------------------------------------------------------------------------
Municipal Bonds                           $    --     $ 538,434,116    $    --      $ 538,434,116
Municipal Collateralized
  Debt Obligation                              --            63,168         --             63,168
U.S. Government and Agency
  Obligations                                  --         9,999,030         --          9,999,030
-------------------------------------------------------------------------------------------------
Total                                     $    --     $ 548,496,314    $    --      $ 548,496,314
=================================================================================================

During the six months ended February 29, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 25

Statement of Assets and Liabilities | 2/29/16 (unaudited)

ASSETS:
  Investment in securities, at value (cost $544,314,277)            $548,496,314
  Cash                                                                 3,399,480
  Receivables --
     Investment securities sold                                           40,000
     Fund shares sold                                                  1,916,687
     Interest                                                          9,140,460
  Other Assets                                                            35,541
--------------------------------------------------------------------------------
        Total assets                                                $563,028,482
================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                        $  2,695,587
     Dividends                                                           479,203
     Trustee fees                                                          3,405
  Due to affiliates                                                      119,347
  Accrued expenses                                                       121,458
--------------------------------------------------------------------------------
        Total liabilities                                           $  3,419,000
================================================================================
NET ASSETS:
  Paid-in capital                                                   $604,130,766
  Undistributed net investment income                                  7,909,220
  Accumulated net realized loss on investments                       (56,612,541)
  Net unrealized appreciation on investments                           4,182,037
--------------------------------------------------------------------------------
        Total net assets                                            $559,609,482
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $257,108,891/34,866,196 shares)                $       7.37
   Class C (based on $153,788,626/20,852,410 shares)                $       7.38
   Class Y (based on $148,711,965/20,432,656 shares)                $       7.28
MAXIMUM OFFERING PRICE:
   Class A ($7.37 (divided by) 95.5%)                               $       7.72
================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Statement of Operations (unaudited)

For the Six Months Ended 2/29/16

INVESTMENT INCOME:
   Interest                                                            $15,691,296
------------------------------------------------------------------------------------------------
         Total investment income                                                     $15,691,296
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $ 1,329,574
  Transfer agent fees
     Class A                                                                 7,659
     Class C                                                                 3,491
     Class Y                                                                 2,594
  Distribution fees
     Class A                                                               312,074
     Class C                                                               744,242
  Shareholder communications expense                                       163,988
  Administrative expense                                                    89,262
  Custodian fees                                                             3,630
  Registration fees                                                         25,370
  Professional fees                                                         37,501
  Printing expense                                                           5,867
  Fees and expenses of nonaffiliated Trustees                                9,950
  Miscellaneous                                                             32,548
------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 2,767,750
------------------------------------------------------------------------------------------------
            Net investment income                                                    $12,923,546
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                            $ 3,713,953
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on investments                $ 9,045,469
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $12,759,422
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $25,682,968
================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 27

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            2/29/16         Year Ended
                                                            (unaudited)     8/31/15
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $  12,923,546   $  27,796,505
Net realized gain (loss) on investments                         3,713,953      (6,679,877)
Change in net unrealized appreciation (depreciation)
  on investments                                                9,045,469         875,019
------------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from operations                                    $  25,682,968   $  21,991,647
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.20 and $0.40 per share, respectively)     $  (6,869,242)  $ (13,393,020)
      Class C ($0.17 and $0.35 per share, respectively)        (3,524,291)     (7,010,653)
      Class Y ($0.20 and $0.41 per share, respectively)        (3,841,261)     (6,591,060)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $ (14,234,794)  $ (26,994,733)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  93,238,195   $ 169,528,293
Reinvestment of distributions                                  11,442,862      22,079,945
Cost of shares repurchased                                    (76,627,467)   (156,480,079)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                            $  28,053,590   $  35,128,159
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $  39,501,764   $  30,125,073
NET ASSETS:
Beginning of period                                         $ 520,107,718   $ 489,982,645
------------------------------------------------------------------------------------------
End of period                                               $ 559,609,482   $ 520,107,718
------------------------------------------------------------------------------------------
Undistributed net investment income                         $   7,909,220   $   9,220,468
=========================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

----------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended
                                2/29/16      2/29/16         Year Ended    Year Ended
                                Shares       Amount          8/31/15       8/31/15
                                (unaudited)  (unaudited)     Shares        Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                      5,111,312   $ 37,384,954     11,663,809   $ 85,671,600
Reinvestment of distributions      809,664      5,925,563      1,603,795     11,756,863
Less shares repurchased         (5,122,772)   (37,444,738)   (12,244,062)   (89,616,434)
----------------------------------------------------------------------------------------
   Net increase                    798,204   $  5,865,779      1,023,542   $  7,812,029
========================================================================================
Class C
Shares sold                      2,124,495   $ 15,532,188      3,106,826   $ 22,852,098
Reinvestment of distributions      386,233      2,827,702        775,852      5,689,573
Less shares repurchased         (1,890,424)   (13,811,337)    (4,193,913)   (30,726,011)
----------------------------------------------------------------------------------------
   Net increase (decrease)         620,304   $  4,548,553       (311,235)  $ (2,184,340)
========================================================================================
Class Y
Shares sold                      5,579,162   $ 40,321,053      8,395,575   $ 61,004,595
Reinvestment of distributions      372,166      2,689,597        640,635      4,633,509
Less shares repurchased         (3,514,050)   (25,371,392)    (4,995,290)   (36,137,634)
----------------------------------------------------------------------------------------
   Net increase                  2,437,278   $ 17,639,258      4,040,920   $ 29,500,470
========================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 29

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year        Year       Year
                                                             2/29/16      Ended      Ended      Ended       Ended      Ended
                                                             (unaudited)  8/31/15    8/31/14    8/31/13     8/31/12    8/31/11
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   7.22     $   7.27   $   7.19   $   7.94    $   7.58   $   7.97
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.18(a)  $   0.41   $   0.43   $   0.53    $   0.47   $   0.53
   Net realized and unrealized gain (loss) on investments        0.17        (0.06)      0.09      (0.84)       0.34      (0.40)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.35     $   0.35   $   0.52   $  (0.31)   $   0.81   $   0.13
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.20)    $  (0.40)  $  (0.44)  $  (0.44)   $  (0.45)  $  (0.52)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.15     $  (0.05)  $   0.08   $  (0.75)   $   0.36   $  (0.39)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.37     $   7.22   $   7.27   $   7.19    $   7.94   $   7.58
================================================================================================================================
Total return*                                                    4.90%        4.88%      7.52%     (4.26)%     11.24%      1.83%
Ratio of net expenses to average net assets                      0.87%**      0.89%      0.90%      0.88%       0.89%      0.88%
Ratio of net investment income (loss) to average net assets      5.01%**      5.59%      5.97%      6.26%       6.25%      6.98%
Portfolio turnover rate                                            20%**        29%        55%        17%         54%        65%
Net assets, end of period (in thousands)                     $257,109     $245,877   $240,331   $250,163    $373,039   $378,883
================================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year        Year       Year
                                                             2/29/16      Ended      Ended      Ended       Ended      Ended
                                                             (unaudited)  8/31/15    8/31/14    8/31/13     8/31/12    8/31/11
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   7.22     $   7.28   $   7.19   $   7.94    $   7.58   $   7.96
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.15(a)  $   0.36   $   0.41   $   0.46    $   0.41   $   0.47
   Net realized and unrealized gain (loss) on investments        0.18        (0.07)      0.07      (0.83)       0.35      (0.39)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.33     $   0.29   $   0.48   $  (0.37)   $   0.76   $   0.08
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.17)    $  (0.35)  $  (0.39)  $  (0.38)   $  (0.40)  $  (0.46)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.16     $  (0.06)  $   0.09   $  (0.75)   $   0.36   $  (0.38)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.38     $   7.22   $   7.28   $   7.19    $   7.94   $   7.58
================================================================================================================================
Total return*                                                    4.64%        3.95%      6.85%     (4.98)%     10.42%      1.19%
Ratio of net expenses to average net assets                      1.63%**      1.65%      1.66%      1.63%       1.63%      1.63%
Ratio of net investment income (loss) to average net assets      4.25%**      4.83%      5.23%      5.53%       5.50%      6.24%
Portfolio turnover rate                                            20%**        29%        55%        17%         54%        65%
Net assets, end of period (in thousands)                     $153,789     $146,029   $149,453   $195,290    $265,448   $244,848
================================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 31

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year        Year       Year
                                                             2/29/16      Ended      Ended      Ended       Ended      Ended
                                                             (unaudited)  8/31/15    8/31/14    8/31/13     8/31/12    8/31/11
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   7.12     $   7.18   $   7.10   $   7.84    $   7.49   $   7.88
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.19(a)  $   0.39   $   0.46   $   0.53    $   0.48   $   0.53
   Net realized and unrealized gain (loss) on investments        0.17        (0.04)      0.07      (0.82)       0.33      (0.39)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.36     $   0.35   $   0.53   $  (0.29)   $   0.81   $   0.14
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.20)    $  (0.41)  $  (0.45)  $  (0.45)   $  (0.46)  $  (0.53)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.16     $  (0.06)  $   0.08   $  (0.74)   $   0.35   $  (0.39)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.28     $   7.12   $   7.18   $   7.10    $   7.84   $   7.49
================================================================================================================================
Total return*                                                    5.17%        4.92%      7.69%     (4.05)%     11.43%      2.02%
Ratio of net expenses to average net assets                      0.70%**      0.71%      0.71%      0.72%       0.67%      0.67%
Ratio of net investment income (loss) to average net assets      5.18%**      5.77%      6.17%      6.40%       6.46%      7.21%
Portfolio turnover rate                                            20%**        29%        55%        17%         54%        65%
Net assets, end of period (in thousands)                     $148,712     $128,202   $100,199   $119,658    $176,664   $198,089
================================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Notes to Financial Statements | 2/29/16 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 33

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At February 29, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended August 31, 2015, was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Tax-exempt income                                               $26,502,250
     Ordinary income                                                     492,483
     ---------------------------------------------------------------------------
          Total                                                      $26,994,733
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                               $  9,515,422
     Capital loss carryforward                                      (60,290,758)
     Current year dividend payable                                     (422,174)
     Net unrealized depreciation                                     (4,771,948)
     ---------------------------------------------------------------------------
          Total                                                    $(55,969,458)
     ===========================================================================

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 35

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of amortization and tax-basis adjustments on partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $42,885 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or

36 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Massachusetts and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the six months ended February 29, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares. Class C and Class Y shares do not have an expense limitation. This expense limitation is in effect through January 1, 2017, for Class A shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,578 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2016.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 37

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 43,550
Class C                                                                   35,521
Class Y                                                                   84,917
--------------------------------------------------------------------------------
  Total                                                                 $163,988
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $63,940 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 29, 2016.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,829 in distribution fees payable to PFD at February 29, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of

38 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2016, CDSCs in the amount of $4,834 were paid to PFD.

5.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015, to February 9, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 29, 2016, the Fund had no borrowings under the credit facility.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 39

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

40 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 41 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including further diversifying the Fund's portfolio. It also was noted that Jonathan Chirunga was added as a portfolio manager of the Fund in 2013. The

42 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares was approximately five basis points higher than the median expense ratio of its Morningstar peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 43 advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

44 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 45

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

46 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

                           This page for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 47
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                           This page for your notes.

48 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16
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                           This page for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 49

                           This page for your notes.

50 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

                           This page for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16 51
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                           This page for your notes.

52 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 20563-09-0416

                        Pioneer Long/Short
                        Bond Fund

                        (Formerly Pioneer Long/Short Global
                        Bond Fund)*

--------------------------------------------------------------------------------
                        Semiannual Report | February 29, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A        LSGAX
                        Class C        LSGCX
                        Class Y        LSGYX

                        * Effective June 1, 2015, the Fund was renamed Pioneer Long/Short Bond Fund.

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          27

Notes to Financial Statements                                                 34

Approval of Investment Advisory Agreement                                     55

Trustees, Officers and Service Providers                                      60

                    Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 29, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                    Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 3

Portfolio Management Discussion | 2/29/16

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Bond Fund's performance during the six-month period ended February 29, 2016, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 29, 2016?

A Pioneer Long/Short Bond Fund's Class A shares returned -6.16% at net asset value during the six-month period ended February 29, 2016, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.06%. During the same period, the average return of the 306 mutual funds in Lipper's Alternative Credit Focus Funds category was -3.45%, and the average return of the 537 mutual funds in Morningstar's Non-Traditional Bond Funds category was -2.94%.

Q    Can you provide an overview of the Fund's approach?

A The big picture is that we seek to have the Fund produce an average annual return that is greater than the return on three-month Treasury bills on an annualized basis, with volatility lower than one would experience in the broad equity market. In pursuing this goal, we seek to have the Fund provide positive returns while trying to minimize the extent of any negative returns, regardless of market conditions.

     Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive returns regardless of market conditions, we utilize two distinct strategies. One strategy is "directional," in that we need to be correct about whether a particular asset price is poised to rise or fall. However, we seek to have the Fund's performance benefit from both positive and negative returns. This means that at times we invest the portfolio in some asset categories within the broad bond market by taking long positions, while taking an unfavorable view of other asset classes by taking short positions.

     The other part of the portfolio utilizes uncorrelated, relative-value-based trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that we believe will outperform

4 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

     Most importantly, we closely track the risks we have assumed in both portions of the portfolio and operate within an overall "risk budget," which is based on our goal of largely avoiding negative returns over a 12-month period (full fiscal year).

Q Can you discuss the investment strategies that had the biggest effects on the Fund's benchmark-relative performance during the six-month period ended February 29, 2016?

A The Fund underperformed the BofA ML Index during the period, with the vast majority of the negative returns attributable to positions within the relative value, or market neutral, portion of the portfolio.

     In that vein, the portfolio's long/short relative-value-based strategy, under which we pair a long or short position in an individual security with an opposing position, detracted from relative results over the entire six-month timeframe. (Long/Short positioning involves taking long, or bought positions in fixed-income/equity securities in anticipation that they will increase in value, and taking short, or sold positions in fixed-income/equities in anticipation that they will decrease in value.) An example of a long/short trade that did not turn out well for the Fund was a pairing of a short position in electronics retailer Best Buy with a long position in the broader market (in five-year securities). Conversely, a long/short trade that performed well over the six-month period was one where we tried to take advantage of a technically driven price decline, going long Frontier Communications, a domestic telecommunications company.

     One thematic trade that detracted from the Fund's results involved taking long portfolio exposures to energy-related issuers of higher credit quality, while shorting non-energy names. We executed the trade because we expected the price of oil to stabilize following the sharp declines already experienced since roughly mid-2014. However, the price of oil continued to slide over the six-month period, and energy credits lagged as a result, causing the Fund's position to decline in value.

     Another relative value-based strategy that detracted from the Fund's performance during the period involved holding a long portfolio of short-maturity corporate credits (generally one year or less) priced at levels suggesting the market was overestimating the risk of default, while

                    Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 5 attempting to hedge out the impact of the broader market's performance. While most of the shorter-term securities had positive returns over the six- month period, a handful of long positions underperformed, resulting in losses for this particular strategy. Within this strategy, one trade that detracted from relative performance was a long position in Abengoa, a Spanish infrastructure company. An example of a trade that generated positive returns within the same strategy was going long on Glencore, a European metals company. We believed that Glencore's bond prices had overshot to the downside in the wake of commodity-price weakness, given the company's overall financial flexibility.

     On the directional side of the portfolio, the most significant detractor from the Fund's results was a position designed to benefit from any rebound in the performance of European high-yield corporate bonds. We anticipated that high-yield bond valuations would benefit from stepped-up European Central Bank (ECB) efforts to stimulate growth, following a poor response to the ECB's December announcement regarding planned asset purchases. However, credit sentiment and high-yield valuations were undermined in early 2016 by an escalation of concerns about the banking sector in Europe, as Deutsche Bank reported losses.

     Finally, the Fund's thematic long/short value currency trades contributed to performance during the period. In particular, being short the Swedish krona versus the U.S. dollar, long the Australian dollar versus the New Zealand dollar, and long the Mexican peso versus the Canadian dollar.

Q Please discuss the role of derivatives in implementing the Fund's investment approach during the six-month period ended February 29, 2016.

A We implement virtually all of the portfolio's strategies via derivatives, and so the Fund's performance will always be affected by derivatives trading. For instance, when we want to short U.S. Treasuries, we will do so mainly by selling Treasury futures or sometimes by buying "put" options. (A "put" option is a contractual agreement that gives the contract owner the right, but not the obligation, to sell a security at a pre-determined, fixed price for a certain period of time, regardless of the current market price of that security.)

     Similarly, in the currency sleeve of the Fund, we use forwards and options to gain the desired exposures. With respect to credit markets, where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our strategies.

6 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Q What is your assessment of the current macroeconomic climate and the investment opportunities it may present?

A At present, we are cautious about taking risks with respect to market direction, due to a number of significant uncertainties affecting the global economy.

     A potential slowdown in China's economy, paired with the possibility of the Chinese government's providing stimulus to rattle markets; the effectiveness of the ECB's and Bank of Japan's stimulus policies; volatile oil prices and their effect on the global economy; the uncertain pace of interest-rate hikes by the U.S. Federal Reserve; and the potential impact of a strong U.S. dollar on both domestic equity valuations and overseas debtors are among the issues dominating current market sentiment.

     Against this backdrop, we foresee only relatively slow global economic growth, and believe the environment of heightened market volatility will persist as investors react to the flow of news and economic data. As a result, we expect to look principally to relative-value trades as a potential source of return for the Fund.

     We continue to see relatively few directional investment opportunities in the fixed-income markets. Viewed in isolation, credit spreads have widened to reasonably attractive levels. However, the elevated price volatility has diminished the attractiveness of the spreads on a risk-adjusted basis. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) That said, we plan to remain active in evaluating any directional opportunities created by market swings.

     Going forward, we will continue to seek to identify investment opportunities that emerge as market reactions overshoot developments on various macroeconomic fronts.

Note to Shareholders: Effective June 1, 2015, Pioneer Long/Short Global Bond Fund was renamed Pioneer Long/Short Bond Fund. In addition, the investment policy to allocate at least 40% of the Fund's assets in non-U.S. securities was eliminated. The Fund's investment objectives and overall strategy did not change.

                    Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 7

Please refer to the Schedule of Investments on pages 17-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

The Fund may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the Fund.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

8 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                    Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 9

Portfolio Summary | 2/29/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)(#)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 64.9%
Temporary Cash Investment                                                  11.8%
U.S. Corporate Bonds                                                       10.8%
International Corporate Bonds                                               6.0%
Asset Backed Securities                                                     2.6%
Collateralized Mortgage Obligations                                         2.5%
U.S. Preferred Stocks                                                       1.4%

(#) The chart does not include all of the Fund's derivative investments. For information regarding the Fund's derivative investments, see the Portfolio Management Discussion, the Schedule of Investments and the Notes to Financial Statements.

10 Largest Holdings
(As a percentage of total long-term holdings)*

 1. U.S. Treasury Bills, 3/31/16                                           7.57%
--------------------------------------------------------------------------------
 2. U.S. Treasury Note, Floating Rate Note, 1/31/18                        6.05
--------------------------------------------------------------------------------
 3. U.S. Treasury Note, Floating Rate Note, 1/31/17                        6.05
--------------------------------------------------------------------------------
 4. U.S. Treasury Note, Floating Rate Note, 7/31/16                        6.05
--------------------------------------------------------------------------------
 5. U.S. Treasury Note, Floating Rate Note, 4/30/16                        6.05
--------------------------------------------------------------------------------
 6. U.S. Treasury Note, Floating Rate Note, 10/31/16                       6.05
--------------------------------------------------------------------------------
 7. U.S. Treasury Note, Floating Rate Note, 4/30/17                        6.04
--------------------------------------------------------------------------------
 8. U.S. Treasury Bills, 3/17/16                                           5.96
--------------------------------------------------------------------------------
 9. U.S. Treasury Bills, 3/24/16                                           5.77
--------------------------------------------------------------------------------
10. U.S. Treasury Note, Floating Rate Note, 10/31/17                       5.67
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Due to the exclusion of derivatives, the list may not represent the Fund's market exposures. See the Portfolio Management Discussion, the Schedule of Investments and the Notes to Financial Statements. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Prices and Distributions |2/29/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                     2/29/16                         8/31/15
--------------------------------------------------------------------------------
           A                         $9.18                           $9.95
--------------------------------------------------------------------------------
           C                         $9.13                           $9.87
--------------------------------------------------------------------------------
           Y                         $9.21                           $9.97
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-2/29/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment           Short-Term         Long-Term
          Class            Income              Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A              $0.1589                  $ --               $ --
--------------------------------------------------------------------------------
           C              $0.1011                  $ --               $ --
--------------------------------------------------------------------------------
           Y              $0.1537                  $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-Month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 11

Performance Update | 2/29/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Long/Short Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                  Net         Public     BofA ML
                  Asset       Offering   3-Month
                  Value       Price      U.S. Treasury
Period            (NAV)       (POP)      Bill Index
--------------------------------------------------------------------------------
Life of Class
(12/30/13)        -2.16%       -4.21%    0.05%
1 Year            -7.00       -11.16     0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                  Gross          Net
--------------------------------------------------------------------------------
                  2.35%          1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Long/Short     BofA ML 3-month US
         Bond Fund              Treasury Bill Index
12/13    $9,550                 $10,000
2/14     $9,551                 $10,001
2/15     $9,797                 $10,004
2/16     $9,110                 $10,012

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Long/Short Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                          BofA ML
                                          3-Month
                  If         If           U.S. Treasury
Period            Held       Redeemed     Bill Index
--------------------------------------------------------------------------------
Life of Class
(12/30/13)        -2.90%     -2.90%       0.05%
1 Year            -7.70      -7.70        0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  3.10%         2.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Long/Short     BofA ML 3-month US
         Bond Fund              Treasury Bill Index
12/13    $10,000                $10,000
2/14     $ 9,990                $10,001
2/15     $10,167                $10,004
2/16     $ 9,383                $10,012

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 13

Performance Update | 2/29/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                 Net          BofA ML
                 Asset        3-Month
                 Value        U.S. Treasury
Period           (NAV)        Bill Index
--------------------------------------------------------------------------------
Life of Class
(12/30/13)       -1.96%       0.05%
1 Year           -6.94        0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.08%         1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

         Pioneer Long/Short     BofA ML 3-month US
         Bond Fund              Treasury Bill Index
12/13    $5,000,000             $5,000,000
2/14     $5,000,000             $5,000,363
2/15     $5,147,724             $5,001,901
2/16     $4,790,415             $5,005,768

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Bond Fund

Based on actual returns from September 1, 2015, through February 29, 2016.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 9/1/15            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $  938.40    $  935.10    $  939.00
on 2/29/16
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    7.47    $   11.07    $    6.27
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.55%, 2.30%, and 1.30%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one half year period).

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2015, through February 29, 2016.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 9/1/15            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,017.16    $1,013.43    $1,018.40
on 2/29/16
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    7.77    $   11.51    $    6.52
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.55%, 2.30%, and 1.30%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one half year period).

16 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Schedule of Investments | 2/29/16 (unaudited)

------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
------------------------------------------------------------------------------------------------
                           PREFERRED STOCK -- 1.2%
                           DIVERSIFIED FINANCIALS -- 1.2%
                           Investment Banking & Brokerage -- 1.2%
       18,500       7.12   Morgan Stanley, Floating Rate Note (Perpetual)            $   520,405
------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCK
                           (Cost $519,941)                                           $   520,405
------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 2.8%
                           BANKS -- 0.1%
                           Thrifts & Mortgage Finance -- 0.1%
       39,418              Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)           $    36,994
                                                                                     -----------
                           Total Banks                                               $    36,994
------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 2.7%
                           Asset Management & Custody Banks -- 2.7%
      630,000              RMAT 2015-1 LLC, 5.0%, 7/27/20 (Step) (144A)              $   618,634
      629,957              VOLT XXXVII LLC, 4.375%, 7/25/45 (Step) (144A)                605,209
                                                                                     -----------
                                                                                     $ 1,223,843
                                                                                     -----------
                           Total Diversified Financials                              $ 1,223,843
------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $1,283,494)                                         $ 1,260,837
------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE
                           OBLIGATIONS -- 2.7%
                           BANKS -- 2.7%
                           Thrifts & Mortgage Finance -- 2.7%
      280,000       3.21   Citigroup Commercial Mortgage Trust 2014-GC23
                           REMICS, Floating Rate Note, 7/12/47 (144A)                $   165,117
      490,000       5.81   COMM 2007-C9 Mortgage Trust, Floating Rate
                           Note, 12/10/49 (144A)                                         447,825
       47,274       5.23   Credit Suisse First Boston Mortgage Securities
                           Corp., Floating Rate Note, 12/17/40                            47,187
      123,421       4.94   GS Mortgage Securities Corp II Series 2005-GG4,
                           Floating Rate Note, 7/10/39                                   114,082
      200,000              JP Morgan Chase Commercial Mortgage
                           Securities Trust 2006-CIBC16, 5.623%, 5/12/45                 192,499
       55,000       5.48   ML-CFC Commercial Mortgage Trust 2006-3,
                           Floating Rate Note, 7/12/46                                    54,869
      195,000              Wells Fargo Commercial Mortgage Trust
                           2010-C1, 4.0%, 11/18/43 (144A)                                167,123
                                                                                     -----------
                                                                                     $ 1,188,702
                                                                                     -----------
                           Total Banks                                               $ 1,188,702
------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $1,271,239)                                         $ 1,188,702
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 17

------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 17.9%
                           ENERGY -- 4.5%
                           Oil & Gas Drilling -- 2.9%
    1,280,000              Transocean, Inc., 5.55%, 12/15/16                         $ 1,267,200
------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 1.6%
      720,000              Petrobras Global Finance BV, 3.5%, 2/6/17                 $   706,500
                                                                                     -----------
                           Total Energy                                              $ 1,973,700
------------------------------------------------------------------------------------------------
                           MATERIALS -- 4.4%
                           Metal & Glass Containers -- 1.4%
      650,000              Beverage Packaging Holdings Luxembourg II SA,
                           5.625%, 12/15/16 (144A)                                   $   649,188
------------------------------------------------------------------------------------------------
                           Steel -- 3.0%
    1,335,000              Glencore Funding LLC, 1.7%, 5/27/16 (144A)                $ 1,321,650
                                                                                     -----------
                           Total Materials                                           $ 1,970,838
------------------------------------------------------------------------------------------------
                           BANKS -- 4.4%
                           Diversified Banks -- 4.4%
      515,000       6.50   Bank of America Corp., Floating Rate Note,
                           10/23/49                                                  $   525,300
      515,000       5.90   Citigroup, Inc., Floating Rate Note (Perpetual)               489,384
      515,000       6.62   Credit Agricole SA, Floating Rate Note
                           (Perpetual) (144A)                                            453,753
      515,000       6.50   ING Groep NV, Floating Rate Note, 12/29/49                    466,397
                                                                                     -----------
                                                                                     $ 1,934,834
                                                                                     -----------
                           Total Banks                                               $ 1,934,834
------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.1%
                           Other Diversified Financial Services -- 0.1%
INR 3,700,000              European Bank for Reconstruction & Development,
                           6.0%, 3/3/16                                              $    54,250
                                                                                     -----------
                           Total Diversified Financials                              $    54,250
------------------------------------------------------------------------------------------------
                           INSURANCE -- 1.7%
                           Reinsurance -- 1.7%
      250,000       7.17   Caelus Re, Ltd., Floating Rate Note,
                           4/7/17 (Cat Bond) (144A)                                  $   253,525
      250,000       4.67   Kilimanjaro Re, Ltd., Floating Rate Note,
                           4/30/18 (Cat Bond) (144A)                                     246,525
      250,000       4.75   Residential Reinsurance 2012, Ltd., Floating Rate
                           Note, 12/6/16 (Cat Bond) (144A)                               249,950
                                                                                     -----------
                                                                                     $   750,000
                                                                                     -----------
                           Total Insurance                                           $   750,000
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 2.8%
                           Wireless Telecommunication Services -- 2.8%
    1,265,000              Sprint Communications, Inc., 6.0%, 12/1/16                $ 1,255,512
                                                                                     -----------
                           Total Telecommunication Services                          $ 1,255,512
------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $8,094,474)                                         $ 7,939,134
------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 69.1%
    1,000,000              Federal Home Loan Bank Discount Notes,
                           3/2/16 (c)                                                $   999,992
      150,000              Federal Home Loan Bank Discount Notes,
                           3/21/16 (c)                                                   149,977
      300,000              Federal Home Loan Bank Discount Notes,
                           3/4/16 (c)                                                    299,993
    2,500,000              U.S. Treasury Bills, 3/17/16 (c)                            2,499,758
    2,420,000              U.S. Treasury Bills, 3/24/16 (c)                            2,419,639
    3,175,000              U.S. Treasury Bills, 3/31/16 (c)                            3,174,336
    1,110,978              U.S. Treasury Inflation Indexed Bonds,
                           1.375%, 2/15/44                                             1,200,971
    2,535,000       0.40   U.S. Treasury Note, Floating Rate Note, 1/31/17 (d)         2,535,507
    2,535,000       0.37   U.S. Treasury Note, Floating Rate Note, 10/31/16 (d)        2,535,061
    2,380,000       0.49   U.S. Treasury Note, Floating Rate Note, 10/31/17 (d)        2,378,824
    2,535,000       0.39   U.S. Treasury Note, Floating Rate Note, 4/30/16             2,535,190
    2,535,000       0.39   U.S. Treasury Note, Floating Rate Note, 4/30/17 (d)         2,534,014
    2,535,000       0.39   U.S. Treasury Note, Floating Rate Note, 7/31/16             2,535,411
    2,230,000       0.40   U.S. Treasury Note, Floating Rate Note, 7/31/17             2,227,632
    2,535,000       0.60   U.S. Treasury Note, Floating Rate Note, 1/31/18             2,536,680
                                                                                     -----------
                                                                                     $30,562,985
------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $30,494,646)                                        $30,562,985
------------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENT -- 12.7%
                           REPURCHASE AGREEMENT -- 12.7%
    5,600,000              $5,600,000 RBC Capital Markets LLC, 0.27%,
                           dated 2/29/16 plus accrued interest on 3/1/16
                           collateralized by the following:
                           $2,230,528 Freddie Mac Giant, 3.00-4.00%,
                           7/1/44-2/1/46
                           $225,173 Federal Home Loan Mortgage Corp.,
                           2.209-2.444%, 3/1/40-2/1/46
                           $200,896 Federal National Mortgage Association
                           (ARM), 2.011-4.865%, 9/1/33-11/1/46
                           $3,055,404 Federal National Mortgage Association,
                           3.5-4.5%, 6/1/28-2/1/46                                   $ 5,600,000
------------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $5,600,000)                                         $ 5,600,000
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 19

---------------------------------------------------------------------------------------------------
Number of                                                              Expiration
Contracts      Description       Counterparty       Strike Price       Date             Value
---------------------------------------------------------------------------------------------------

                                 PUT OPTIONS PURCHASED -- 1.0%
      104      S&P500 EMINI      Citibank NA        $1,610             4/15/16          $    21,580
      110      S&P500 EMINI      Citibank NA         1,410             6/17/16               34,100
      110      S&P500 EMINI      Citibank NA         1,710             6/17/16              159,500
      104      S&P500 EMINI      Citibank NA         1,910             4/15/16              245,960
                                                                                        -----------
                                                                                        $   461,140
---------------------------------------------------------------------------------------------------
                                 TOTAL PUT OPTIONS PURCHASED
                                 (Premiums paid $686,998)                               $   461,140
---------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENT IN SECURITIES -- 107.4%
                                 (Cost $47,950,792) (a)                                 $47,533,203
---------------------------------------------------------------------------------------------------
                                 PUT OPTIONS WRITTEN -- (0.7)%
     (104)     S&P500 EMINI      Citibank NA        $1,810             4/15/16          $  (110,760)
     (110)     S&P500 EMINI      Citibank NA         1,610             6/17/16              (95,700)
     (110)     S&P500 EMINI      Citibank NA         1,510             6/17/16              (57,750)
     (104)     S&P500 EMINI      Citibank NA         1,710             4/15/16              (48,360)
                                                                                        -----------
                                                                                        $  (312,570)
---------------------------------------------------------------------------------------------------
                                 TOTAL PUT OPTIONS WRITTEN
                                 (Premiums received $(530,421))                         $ ( 312,570)
---------------------------------------------------------------------------------------------------
                                 OTHER ASSETS & LIABILITIES -- (6.7)%                   $(2,979,949)
---------------------------------------------------------------------------------------------------
                                 TOTAL NET ASSETS -- 100.0%                             $44,240,684
===================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2016, the value of these securities amounted to $5,215,493 or 11.8% of total net assets.

(Cat Bond) Catastrophe or Event Linked Bond. At February 29, 2016, the
           value of these securities amounted to $750,000, or 1.7% of total net assets. See Notes to Financial Statements -- Note 1J.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS     Real Estate Mortgage Investment Conduits.

ARM        Adjustable Rate Mortgage.

(a) At February 29, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $47,956,437 was as follows:

             Aggregate gross unrealized appreciation for all investments
               in which there is an excess of value over tax cost                 $ 111,883
             Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                    (535,117)
                                                                                  ---------
             Net unrealized depreciation                                          $(423,234)
                                                                                  =========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) All or a portion of this security has been pledged in connection with open futures and swap contracts.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

           INR          Indian Rupee

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2016 were as follows:

          --------------------------------------------------------------------------------------
                                                          Purchases                   Sales
          --------------------------------------------------------------------------------------
          Long-Term U.S. Government Securities            $11,256,864                 $5,525,791
          Other Long-Term Securities                      $ 8,767,660                 $8,065,195

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

-----------------------------------------------------------------------------------------------------------
Notional                               Obligation                      Expiration  Premiums    Unrealized
Principal ($)     Exchange             Entity/Index         Coupon     Date        (Received)  Appreciation
-----------------------------------------------------------------------------------------------------------
      (734,400)   Chicago              Markit CDX North     5.00%      12/20/18    $(145,411)  $  36,831
                  Mercentile           America High
                  Exchange             Yield Index
    (1,483,500)   Chicago              Markit CDX North     5.00%      12/20/16      (88,417)     44,211
                  Mercentile           America High
                  Exchange             Yield Index
   (27,410,000)   Chicago              Markit CDX North     5.00%      12/20/20     (312,830)    290,792
                  Mercentile           America High
                  Exchange             Yield Index
EUR (1,352,083)   Chicago              Markit iTraxx        5.00%       6/20/19     (196,916)     81,038
                  Mercentile           Europe Crossover
                  Exchange             Index
-----------------------------------------------------------------------------------------------------------
Total                                                                              $(743,574)  $ 452,872
===========================================================================================================

NOTE: Principal amounts are denominated in U.S. dollars unless otherwise noted:

              EUR         Euro

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------------
                                                                                               Net
                                                                                   Premiums    Unrealized
Notional                               Obligation                      Expiration  Paid        Appreciation
Principal ($)     Counterparty         Entity/Index         Coupon     Date        (Received)  (Depreciation)
-------------------------------------------------------------------------------------------------------------
      (187,500)   Barclays             Morgan Stanley       1.00%      12/20/20    $  (1,303)  $   2,096
                  Bank Plc
      (165,000)   Barclays             Morgan Stanley       1.00%      12/20/20         (899)      2,015
                  Bank Plc
      (850,000)   Barclays             Republic of Turkey   1.00%      12/20/20       62,906       7,147
                  Bank Plc
      (825,000)   Barclays             Republic of Turkey   1.00%      12/20/20       61,462       6,531
                  Bank Plc
EUR   (630,000)   Goldman Sachs        Barclays Bank Plc    1.00%      12/20/20       77,671     (29,328)
                  International
EUR   (630,000)   Goldman Sachs        HSBC Holdings Plc    1.00%      12/20/20       71,217     (30,776)
                  International
      (335,200)   Goldman Sachs        MBIA, Inc.           5.00%      12/20/20       97,208      40,491
                  International
EUR (1,450,000)   Goldman Sachs        Norske               5.00%       9/20/17      779,624    (150,662)
                  International        Skogindustrier ASA

The accompanying notes are an integral part of these financial statements.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 21

-------------------------------------------------------------------------------------------------------------
                                                                                               Net
                                                                                   Premiums    Unrealized
Notional                               Obligation                      Expiration  Paid        Appreciation
Principal ($)     Counterparty         Entity/Index         Coupon     Date        (Received)  (Depreciation)
-------------------------------------------------------------------------------------------------------------
      (187,500)   JPMorgan             Bank of America      1.00%      12/20/20    $   (1,866) $   2,215
                  Chase Bank NA        Corp.
      (202,500)   JPMorgan             Bank of America      1.00%      12/20/20        (1,810)     2,187
                  Chase Bank NA        Corp.
      (187,500)   JPMorgan             Citigroup, Inc.      1.00%      12/20/20        (1,116)     1,205
                  Chase Bank NA
      (202,500)   JPMorgan             Citigroup, Inc.      1.00%      12/20/20          (901)       997
                  Chase Bank NA
EUR   (450,000)   JPMorgan             Credit Agricole S.A. 1.00%      12/20/20        (5,672)     6,062
                  Chase Bank NA
EUR   (445,000)   JPMorgan             ING Groep N.V.       1.00%      12/20/20        (7,934)     2,747
                  Chase Bank NA
-------------------------------------------------------------------------------------------------------------
Total                                                                              $1,128,587  $(137,073)
=============================================================================================================

NOTE: Principal amounts are denominated in U.S. dollars unless otherwise noted:

              EUR         Euro

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------
                                                                                               Net
                                                                                               Unrealized
Notional                         Obligation                 Credit     Expiration  Premiums    Appreciation
Principal ($)(1)  Exchange       Entity/Index       Coupon  Rating(2)  Date        (Paid)      (Depreciation)
-------------------------------------------------------------------------------------------------------------
       645,000    Chicago        Markit CDX North   5.00%   BBB+       12/20/17    $  (31,605) $ (60,250)
    Mercentile    America
                  Exchange       Investment
                                 Grade Index
       400,000    Chicago        Markit CDX North   5.00%   BBB+       12/20/17       (14,500)   (47,464)
                  Mercentile     America
                  Exchange       Investment
                                 Grade Index
EUR  1,250,000    Chicago        Markit iTraxx      1.00%   BBB+        6/20/19    $ (108,271) $  27,962
                  Mercentile     Europe index
                  Exchange
-------------------------------------------------------------------------------------------------------------
Total                                                                              $ (154,376) $ (79,752)
=============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              EUR         Euro

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------
                                                                                                          Net
                                                                                          Premiums        Unrealized
Notional                           Obligation                    Credit      Expiration   Received        Appreciation
Principal ($)(1)  Counterparty     Entity/Index         Coupon   Rating(2)   Date         (Paid)          (Depreciation)
------------------------------------------------------------------------------------------------------------------------
      1,410,000   Barclays         Frontier             5.00%    BB-         12/20/20     $   (76,086)    $   49,570
                  Bank Plc         Communications
                                   Corp.
        545,000   Barclays         Hovnanian            5.00%    B-          12/20/16         (27,250)         8,183
                  Bank Plc         Enterprises, Inc.
        280,000   Barclays         Hovnanian            5.00%    B-          12/20/16         (13,300)         7,043
                  Bank Plc         Enterprises, Inc.
        235,000   Barclays         iHeartMedia, Inc.    5.00%    CCC         12/20/16         (57,575)       (13,189)
                  Bank Plc
        365,000   Barclays         iHeartMedia, Inc.    5.00%    CCC         12/20/16        (109,500)          (410)
                  Bank Plc
      1,325,000   Barclays         Teck Resources,      5.00%    B+          12/20/16         (44,719)        43,883
                  Bank Plc         Ltd.
        540,000   Barclays         The McClatchy        5.00%    B-           6/20/16              --          7,838
                  Bank Plc         Co.
        485,000   Barclays         Toys R Us, Inc.      5.00%    B-           3/20/16          (2,425)         6,263
                  Bank Plc
        655,000   Barclays         Weatherford          1.00%    BB+         12/20/16         (26,200)        (6,730)
                  Bank Plc         International Plc
        540,000   Goldman          Hovnanian            5.00%    B-          12/20/16         (18,900)             8
                  Sachs            Enterprises, Inc.
                  International
      1,080,000   Goldman          AK Steel Holding     5.00%    B-          12/20/16         (27,000)       (13,026)
                  Sachs            Corp.
                  International
        310,000   Goldman          AK Steel Holding     5.00%    B-          12/20/16         (24,025)        12,536
                  Sachs            Corp.
                  International
        675,000   Goldman          Ally Financial Inc.  5.00%    BB+         12/20/20         108,858        (39,887)
                  Sachs
                  International
        900,000   Goldman          Bombardier           5.00%    BBB+        12/20/16         (17,114)        21,644
                  Sachs            Capital, Inc.
                  International
        430,000   Goldman          Bombardier           5.00%    BBB+        12/20/16          (1,075)         3,239
                  Sachs            Capital, Inc.
                  International
        825,000   Goldman          iHeartMedia, Inc.    5.00%    CCC         12/20/16         (45,375)      (203,052)
                  Sachs
                  International
        335,200   Goldman          MBIA, Inc.           5.00%    A-          12/20/16         (38,548)       (19,373)
                  Sachs
                  International
EUR     225,000   Goldman          Norske               5.00%    CC           3/20/16          (4,933)        (9,961)
                  Sachs            Skogindustrier ASA
                  International

The accompanying notes are an integral part of these financial statements.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 23

------------------------------------------------------------------------------------------------------------------------
                                                                                                          Net
                                                                                          Premiums        Unrealized
Notional                           Obligation                    Credit      Expiration   Received        Appreciation
Principal ($)(1)  Counterparty     Entity/Index         Coupon   Rating(2)   Date         (Paid)          (Depreciation)
------------------------------------------------------------------------------------------------------------------------
EUR   1,450,000   Goldman          Norske               5.00%    CC           9/20/20     $(1,153,194)    $ (111,588)
                  Sachs            Skogindustrier ASA
                  International
        140,000   Goldman          Peabody Energy       5.00%    D            3/20/16         (10,500)       (11,839)
                  Sachs            Corporation
                  International
        650,000   Goldman          Petroleo             1.00%    B+          12/20/16         (24,977)           508
                  Sachs            Brasileiro SA
                  International
        450,000   JPMorgan         Ally Financial Inc.  5.00%    BB+         12/20/20          57,693        (11,712)
                  Chase
                  Bank NA
        135,000   JPMorgan         Ally Financial Inc.  5.00%    BB+         12/20/20           6,129          7,666
                  Chase
                  Bank NA
        525,000   Morgan           J.C. Penney          5.00%    CCC+        12/20/16         (15,750)        35,145
                  Stanley          Company, Inc.
                  Capital
                  Services LLC
        820,000   Morgan           Sears Holdings       5.00%    CCC+        12/20/16         (22,550)       (53,408)
                  Stanley          Corporation
                  Capital
                  Services LLC
------------------------------------------------------------------------------------------------------------------------
Total                                                                                     $(1,588,316)    $ (290,649)
========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EUR        Euro

INTEREST RATE SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------------------------
                                                              Annual                                      Net
Notional                           Pay /        Floating      Fixed          Expiration   Premiums        Unrealized
Principal ($)     Counterparty     Receive      Rate          Rate           Date         Paid            Depreciation
------------------------------------------------------------------------------------------------------------------------
       (442,126)  JPMorgan         Receive      LIBOR USD     1.819%         8/7/19       $         2     $  (12,876)
                  Chase                         3 Month
                  Bank NA
       (850,473)  JPMorgan         Receive      LIBOR USD     2.202%         5/6/25                 7        (55,617)
                  Chase                         3 Month
                  Bank NA
------------------------------------------------------------------------------------------------------------------------
Total                                                                                     $         9     $  (68,493)
========================================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

TOTAL RETURN SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------------------------
                                                 Obligation
Notional                           Pay /         Entity/                                 Expiration       Unrealized
Principal ($)     Counterparty     Receive       Index                  Coupon           Date             (Depreciation)
------------------------------------------------------------------------------------------------------------------------
      8,665,000   JPMorgan         Pay           iBoxx USD Liquid       LIBOR USD        3/20/16          $ (194,246)
                  Chase Bank NA                  High Yield Index       3 Month
      8,665,000   JPMorgan         Pay           iBoxx USD Liquid       LIBOR USD        3/20/16            (180,151)
                  Chase Bank NA                  High Yield Index       3 Month
      4,335,000   JPMorgan         Pay           iBoxx USD Liquid       LIBOR USD        3/20/16             (90,127)
                  Chase Bank NA                  High Yield Index       3 Month
      4,335,000   JPMorgan         Pay           iBoxx USD Liquid       LIBOR USD        3/20/16             (95,110)
                  Chase Bank NA                  High Yield Index       3 Month
------------------------------------------------------------------------------------------------------------------------
Total                                                                                                     $ (559,634)
========================================================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 29, 2016, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                               Level 1     Level 2         Level 3   Total
--------------------------------------------------------------------------------
Preferred Stock                $520,405    $         --    $  --     $   520,405
Asset Backed Securities              --       1,260,837       --       1,260,837
Collateralized Mortgage
   Obligations                       --       1,188,702       --       1,188,702
Corporate Bonds                      --       7,939,134       --       7,939,134
U.S. Government and
   Agency Obligations                --      30,562,985       --      30,562,985
Repurchase Agreement                 --       5,600,000       --       5,600,000
Put Options Purchased           461,140              --       --         461,140
--------------------------------------------------------------------------------
Total                          $981,545    $ 46,551,658    $  --     $47,533,203
================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 25

----------------------------------------------------------------------------------
                                    Level 1      Level 2      Level 3  Total
----------------------------------------------------------------------------------
Other Financial Instruments
Net Unrealized Depreciation on
  Credit Default Swaps              $       --   $  (54,602)  $  --    $  (54,602)
Unrealized Depreciation on
  Interest Rate Swaps                       --      (68,493)     --       (68,493)
Unrealized Depreciation on
  Total Return Swaps                        --     (559,634)     --      (559,634)
Put Options Written                   (312,570)          --      --      (312,570)
Unrealized Appreciation on
  Futures Contracts                      5,469           --      --         5,469
Unrealized Appreciation on Forward
  Foreign Currency Contracts                --       46,609      --        46,609
Unrealized Depreciation on Forward
  Foreign Currency Contracts                --      (48,168)     --       (48,168)
----------------------------------------------------------------------------------
Total Other Financial Instruments   $ (307,101)  $ (684,288)  $  --    $ (991,389)
==================================================================================

During the six months ended February 29, 2016, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets as of February 29, 2016:

---------------------------------------------------------------------------------
                                     Level 1        Level 2    Level 3  Total
---------------------------------------------------------------------------------
Assets:
Foreign currencies, at
   value (cost $6,174)               $       --     $  1,882   $  --    $  1,882
Restricted cash                              --      337,299      --     337,299
Variation margin for centrally
   cleared swap contracts                    --      101,773      --     101,773
Liabilities:
Variation margin for futures
   contracts                             (5,469)          --      --      (5,469)
---------------------------------------------------------------------------------
Total                                $   (5,469)    $440,954   $  --    $435,485
=================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Statement of Assets and Liabilities | 2/29/16 (unaudited)

ASSETS:
  Investment in securities (cost $42,350,792)                            $41,933,203
  Repurchase agreements (cost $5,600,000)                                  5,600,000
  Total investment in securities (cost $47,950,792)                       47,533,203
------------------------------------------------------------------------------------
  Foreign currencies, at value (cost $6,174)                                   1,882
  Restricted Cash*                                                           337,299
  Receivables --
     Fund shares sold                                                          4,704
     Swap payments                                                           178,001
     Interest                                                                110,333
  Due from Pioneer Investment Management, Inc.                                38,593
  Variation margin for centrally cleared swap contracts                      101,773
  Unrealized appreciation on forward foreign currency contracts               46,609
  Unrealized appreciation on futures contracts                                 5,469
  Other assets                                                                29,039
------------------------------------------------------------------------------------
        Total assets                                                     $48,386,905
====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $   657,922
     Fund shares repurchased                                                 702,341
     Trustee fees                                                              1,239
     Distributions                                                                 8
  Due to custodian                                                           263,309
  Unrealized depreciation on forward foreign currency contracts               48,168
  Net unrealized depreciation on swap contracts                              682,729
  Variation margin on futures contracts                                        5,469
  Swap contracts, net premiums received                                    1,357,670
  Written options (premiums received $530,421)                               312,570
  Due to affiliates                                                           38,035
  Accrued expenses                                                            76,761
------------------------------------------------------------------------------------
        Total liabilities                                                $ 4,146,221
====================================================================================
NET ASSETS:
  Paid-in capital                                                        $48,871,326
  Undistributed net investment income                                         18,322
  Accumulated net realized loss on investments, futures contracts,
     written options, swap contracts, and foreign currency transactions   (3,778,304)
  Net unrealized depreciation on investments                                (417,589)
  Unrealized appreciation on futures contracts                                 5,469
  Net unrealized appreciation on written options                             217,851
  Net unrealized depreciation on swap contracts                             (682,729)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            6,338
------------------------------------------------------------------------------------
        Total net assets                                                 $44,240,684
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $11,023,624/1,201,373 shares)                        $      9.18
  Class C (based on $9,129,100/1,000,055 shares)                         $      9.13
  Class Y (based on $24,087,960/2,615,231 shares)                        $      9.21
MAXIMUM OFFERING PRICE:
  Class A ($9.18 / 95.5%)                                                $      9.61
====================================================================================

The accompanying notes are an integral part of these financial statements.

* Represents restricted cash deposited at the counterparty for derivative contracts.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 27

Statement of Operations (unaudited)

For the Six Months Ended 2/29/16

INVESTMENT INCOME:
  Dividends                                                                   $     16,476
  Interest                                                                         513,761
----------------------------------------------------------------------------------------------------------
        Total investment income                                                              $    530,237
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                             $    265,891
  Distribution fees
     Class A                                                                        15,981
     Class C                                                                        46,508
  Transfer Agent fees
     Class A                                                                           665
     Class C                                                                           380
     Class Y                                                                           751
  Shareholder communications expense                                                 6,258
  Administrative expense                                                            15,501
  Custodian fees                                                                    27,807
  Registration fees                                                                 25,802
  Professional fees                                                                 61,267
  Printing fees                                                                      7,846
  Pricing fees                                                                      17,092
  Fees and expenses of nonaffiliated Trustees                                        3,604
  Miscellaneous                                                                      2,162
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $    497,515
----------------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by
        Pioneer Investment Management, Inc.                                                      (105,826)
----------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $    391,689
----------------------------------------------------------------------------------------------------------
        Net investment income                                                                $    138,548
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS,
SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                              $   (997,414)
     Futures contracts                                                            (347,611)
     Written options                                                               441,762
     Swap contracts                                                             (1,905,228)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                              (62,757)  $ (2,871,248)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                              $   (664,590)
     Futures contracts                                                               6,016
     Written options                                                               495,804
     Swap contracts                                                               (415,416)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                               (5,601)  $   (583,787)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures contracts,
     written options, swap contracts, and foreign currency transactions                      $ (3,455,035)
----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                       $ (3,316,487)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     2/29/16        Year Ended
                                                                     (unaudited)    8/31/15
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $    138,548   $   (15,709)
Net realized gain (loss) on investments, futures contracts, written
  options, swap contracts, and foreign currency transactions           (2,871,248)      702,871
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, written options, swap
  contracts, and foreign currency transactions                           (583,787)     (816,462)
------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
         from operations                                             $ (3,316,487)  $  (129,300)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.16 and $0.21 per share, respectively)              $   (225,972)  $  (183,685)
      Class C ($0.10 and $0.16 per share, respectively)                   (99,820)     (139,321)
      Class Y ($0.15 and $0.23 per share, respectively)                  (471,932)     (194,215)
------------------------------------------------------------------------------------------------
         Total distributions to shareowners                          $   (797,724)  $  (517,221)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (a)(b)
Net proceeds from sale of shares                                     $  3,554,269   $28,019,541
Reinvestment of distributions                                             508,569       517,221
Cost of shares repurchased                                             (7,589,063)   (1,507,006)
------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                     $ (3,526,225)  $27,029,756
------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                          $ (7,640,436)  $26,383,235
NET ASSETS:
Beginning of period                                                  $ 51,881,120   $25,497,885
------------------------------------------------------------------------------------------------
End of period                                                        $ 44,240,684   $51,881,120
------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $     18,322   $   677,498
================================================================================================

(a) At February 29, 2016, PIM owned 53.7% of the value of the outstanding shares of Pioneer Long/Short Bond Fund.

(b) At February 29, 2016, Pioneer Asset Allocation Trust owned 29.5% of the value of outstanding shares of Pioneer Long/Short Bond Fund.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 29

------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended          Year        Year
                                2/29/16      2/29/16        Ended       Ended
                                Shares       Amount         8/31/15     8/31/15
                                (unaudited)  (unaudited)    Shares      Amount
------------------------------------------------------------------------------------
Class A
Shares sold                      144,271     $  1,396,920     572,122   $ 5,771,154
Reinvestment of distributions     24,298          225,972      18,675       183,683
Less shares repurchased         (282,005)      (2,568,576)   (131,947)   (1,316,466)
------------------------------------------------------------------------------------
   Net increase (decrease)      (113,436)    $   (945,684)    458,850   $ 4,638,371
====================================================================================
Class C
Shares sold                       20,722     $    195,879     131,285   $ 1,318,030
Reinvestment of distributions     10,780           99,820      14,202       139,323
Less shares repurchased           (5,159)         (48,039)    (11,518)     (113,947)
------------------------------------------------------------------------------------
   Net increase                   26,343     $    247,660     133,969   $ 1,343,406
====================================================================================
Class Y
Shares sold                      202,014     $  1,961,470   2,074,561   $20,930,357
Reinvestment of distributions     19,590          182,777      19,737       194,215
Less shares repurchased         (536,595)      (4,972,448)     (7,689)      (76,593)
------------------------------------------------------------------------------------
   Net increase (decrease)      (314,991)    $ (2,828,201)  2,086,609   $21,047,979
====================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Financial Highlights

------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended
                                                      2/29/16        Year Ended    12/30/13
                                                      (unaudited)    8/31/15       to 8/31/14
------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $  9.95        $ 10.05       $   10.00
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $  0.03(a)     $  0.08       $   (0.02)
  Net realized and unrealized gain (loss)
     on investments                                     (0.64)          0.03            0.07
------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $ (0.61)       $  0.11       $    0.05
------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                               $ (0.16)       $ (0.21)      $      --
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $ (0.77)       $ (0.10)      $    0.05
------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  9.18        $  9.95       $   10.05
================================================================================================
Total return*                                           (6.16)%         1.14%           0.50%***
Ratio of net expenses to average net assets              1.55%**        1.55%           1.55%**
Ratio of net investment income (loss) to
  average net assets                                     0.54%**        0.12%          (0.27)%**
Portfolio turnover rate                                    75%**         176%             65%**
Net assets, end of period (in thousands)              $11,024        $13,076       $   8,604
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                   2.00%**        2.31%           2.74%**
  Net investment income (loss) to average net assets     0.09%**       (0.64)%         (1.46)%**
================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 31

------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended
                                                      2/29/16        Year Ended    12/30/13
                                                      (unaudited)    8/31/15       to 8/31/14
------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $  9.87        $ 10.00       $   10.00
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $ (0.01)(a)(b) $ (0.02)      $   (0.07)
  Net realized and unrealized gain (loss)
     on investments                                     (0.63)          0.05            0.07
------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $ (0.64)       $  0.03       $      --
------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                               $ (0.10)       $ (0.16)      $      --
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $ (0.74)       $ (0.13)      $      --
------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  9.13        $  9.87       $   10.00
================================================================================================
Total return*                                           (6.49)%         0.34%           0.00%***
Ratio of net expenses to average net assets              2.30%**        2.30%           2.30%**
Ratio of net investment income (loss) to
  average net assets                                    (0.21)%**      (0.51)%         (1.03)%**
Portfolio turnover rate                                    75%**         176%             65%**
Net assets, end of period (in thousands)              $ 9,129        $ 9,606       $   8,399
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses to average net assets                   2.71%**        3.06%           3.48%**
  Net investment income (loss) to average net assets    (0.61)%**      (1.27)%         (2.21)%**
================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended
                                                      2/29/16        Year Ended    12/30/13
                                                      (unaudited)    8/31/15       to 8/31/14
------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $  9.97        $ 10.07       $   10.00
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $  0.04(b)     $  0.15       $   (0.00)(a)
  Net realized and unrealized gain (loss)
     on investments                                     (0.65)         (0.02)           0.07
------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $ (0.61)       $  0.13       $    0.07
------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                               $ (0.15)       $ (0.23)      $      --
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $ (0.76)       $ (0.10)      $    0.07
------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  9.21        $  9.97       $   10.07
================================================================================================
Total return*                                           (6.10)%         1.32%           0.70%***
Ratio of net expenses to average net assets              1.30%**        1.30%           1.30%**
Ratio of net investment income (loss) to
  average net assets                                     0.79%**        0.14%          (0.02)%**
Portfolio turnover rate                                    75%**         176%             65%**
Net assets, end of period (in thousands)              $24,088        $29,200       $   8,494
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses to average net assets                   1.71%**        2.04%           2.48%**
  Net investment income (loss) to average net assets     0.39%**       (0.60)%         (1.20)%**
================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.

**   Annualized.

***  Not Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 33

Notes to Financial Statements | 2/29/16 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Long/Short Bond Fund, (formerly, Pioneer Long/Short Global Bond Fund) (the Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares commenced operations on December 30, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

34 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 35 brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 29, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

36 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

     Transaction are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 29, 2016 was $316,981 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 37 value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended February 29, 2016 was $(3,395,769).

     At February 29, 2016, open futures contracts were as follows:

     ------------------------------------------------------------------------------------
                                  Number of
                                  Contracts      Settlement                  Unrealized
     Type          Counterparty   Long/(Short)   Month/Year   Value          Appreciation
     ------------------------------------------------------------------------------------
     U.S. 10
     Year Note     Citigroup NA   (10)           6/16         $(1,305,156)   $1,719
     U.S. Ultra
     Bond          Citigroup NA   (10)           6/16         $(1,731,563)   $3,750
     ------------------------------------------------------------------------------------
           Total                                              $(3,036,719)   $5,469
     ====================================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

38 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                   $517,221
     ---------------------------------------------------------------------------
          Total                                                        $517,221
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $ 797,526
     Capital loss carryforward                                         (864,948)
     Unrealized depreciation                                           (449,009)
     ---------------------------------------------------------------------------
          Total                                                       $(516,431)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market of forwards, swaps, options and future contracts.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $41 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2016.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 39

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issues and their ability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.   Insurance Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for

40 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

     PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

K.   Credit Default Swaption Writing

     The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the swaption. When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption. The Fund had no outstanding written credit default swaption contracts at February 29, 2016.

     The average value of written swaption contracts open during the six months ended February 29, 2016 was $(14,792).

     Transactions in written swaptions for the six months ended February 29, 2016 are summarized as follows:

     ------------------------------------------------------------------------------
                                                                         Premiums
                                                          Number of      Received/
                                                          Contracts      Paid
     ------------------------------------------------------------------------------
     Options outstanding at beginning of period                   --     $      --
     Options opened                                       (9,603,000)      (77,557)
     Options exercised                                            --            --
     Options closed                                               --            --
     Options expired                                       9,603,000        77,557
     ------------------------------------------------------------------------------
     Options outstanding at end of period                         --     $      --
     ==============================================================================

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 41

L.   Credit Default Swaption Purchased

     The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the premium originally paid. The average value of contracts open during the six months ended February 29, 2016 was $12,962. There were no outstanding purchased credit default swaptions open at February 29, 2016.

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

42 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

     The average value of written options contracts open during the six months ended February 29, 2016 was $(302,809). Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     The Fund held four written put option contracts that were open at February 29, 2016. If the put options were exercised at February 29, 2016, the maximum amount the Fund would have been required to pay was $530,421.

     ---------------------------------------------------------------------------
                                                      Number of       Premiums
                                                      Contracts       Received
     ---------------------------------------------------------------------------
     Options outstanding at beginning of period       (192)           $(237,087)
     Options opened                                   (636)            (772,966)
     Options exercised                                 400              479,632
     Options closed                                     --                   --
     Options expired                                    --                   --
     ---------------------------------------------------------------------------
     Options outstanding at end of period             (428)           $(530,421)
     ===========================================================================

N.   Options Purchased

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average value of purchased options contracts open during the six months ended February 29, 2016 was $400,307. Purchased option contracts outstanding at period end are listed within the Fund's schedule of investments.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 43

O.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

44 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at February 29, 2016 was $151,229 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the six months ended February 29, 2016 was $(1,271,639).

P.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Open interest rate swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of interest swap contracts open during the six months ended February 29, 2016 was $(27,260).

Q.   Total Return Swap Contracts

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 45 return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     Open total return swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended February 29, 2016 was $(274,402).

R.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.05% of the average daily net assets of the Fund up to $1 billion and 0.95% of the Fund's average daily net assets over $1 billion of the Fund. For the six months ended February 29, 2016, the effective management fee was equivalent to 1.05% of the Fund's average daily net assets.

46 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 1.55%, 2.30% and 1.30% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2017. Fees waived and expenses reimbursed during the six months ended February 29, 2016 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,293 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 3,127
Class C                                                                      355
Class Y                                                                    2,776
--------------------------------------------------------------------------------
    Total                                                                $ 6,258
================================================================================

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 47

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,451 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at February 29, 2016.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,291 in distribution fees payable to PFD at February 29, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended February 29, 2016, there were no CDSCs paid to PFD.

5.   Forward Foreign Currency Contracts

During the six months ended February 29, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended February 29, 2016 was $(3,068,486).

48 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------
Currency                      Currency     In Exchange                   Settlement   Unrealized
Sold           Deliver        Purchased    for           Counterparty    Date         Appreciation
--------------------------------------------------------------------------------------------------
EUR (Euro)         (121,877)  USD              137,212   Citibank NA     3/16/16      $  4,432
EUR (Euro)         (298,853)  USD              328,522   JPMorgan        3/16/16         2,935
                                                         Chase Bank NA
KRW (South     (702,205,138)  USD              580,527   JPMorgan        4/21/16        14,664
Korean Won)                                              Chase Bank NA
NZD (New           (296,618)  AUD              275,029   JPMorgan        5/23/16         1,136
Zealand                       (Australian                Chase Bank NA
Dollar)                       Dollar)
JPY (Japanese   (36,079,011)  USD              322,206   JPMorgan        5/25/16         1,511
Yen)                                                     Chase Bank NA
AUD (Australian    (267,039)  USD              192,340   JPMorgan        5/25/16         2,459
Dollar)                                                  Chase Bank NA
ZAR (South       (1,828,142)  USD              118,110   JPMorgan        5/25/16         4,762
African Rand)                                            Chase Bank NA
HUF             (83,389,248)  USD              298,751   JPMorgan        5/25/16         5,976
(Hungarian                                               Chase Bank NA
Forint)
NZD (New           (595,018)  USD              395,144   JPMorgan        5/25/16         5,130
Zealand                                                  Chase Bank NA
Dollar)
EUR (Euro)         (264,485)  USD              292,408   JPMorgan        5/25/16         3,604
                                                         Chase Bank NA
--------------------------------------------------------------------------------------------------
Total                                                                                 $ 46,609
==================================================================================================

--------------------------------------------------------------------------------------------------
Currency                      Currency     In Exchange                   Settlement   Unrealized
Sold           Deliver        Purchased    for           Counterparty    Date         Depreciation
--------------------------------------------------------------------------------------------------
USD                (300,112)  EUR (Euro)       265,820   Goldman Sachs   3/16/16      $(10,513)
                                                         International
USD                (214,336)  EUR (Euro)       195,016   Citibank NA     3/16/16        (1,875)
USD                (737,112)  EUR (Euro)       670,645   JPMorgan        3/16/16        (6,476)
                                                         Chase Bank NA
USD                (314,333)  INR (Indian   21,620,000   Goldman Sachs   4/21/16          (614)
                              Rupee)                     International
SGD                (407,563)  USD              282,929   JPMorgan        4/25/16        (6,470)
(Singapore                                               Chase Bank NA
Dollar)
CAD                (623,607)  MXN            8,140,254   JPMorgan        4/25/16       (13,946)
(Canadian                     (Mexican                   Chase Bank NA
Dollar)                       Peso)
SEK (Swedish     (4,134,278)  USD              483,309   JPMorgan        4/25/16          (866)
Krona)                                                   Chase Bank NA
CZK (Czech      (11,965,251)  USD              479,065   Citibank NA     4/25/16        (2,887)
Koruna)
TWD (New        (19,615,923)  USD              588,978   JPMorgan        5/18/16          (494)
Taiwan Dollar)                                           Chase Bank NA
CAD (Canadian      (255,633)  USD              185,110   JPMorgan        5/25/16        (4,027)
Dollar)                                                  Citibank NA
--------------------------------------------------------------------------------------------------
Total                                                                                 $(48,168)
==================================================================================================

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 49

6.   Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

50 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 29, 2016.

---------------------------------------------------------------------------------------------------
                             Derivative
                             Assets
                             Subject to      Derivatives    Non-Cash     Cash         Net Amount
                             Master Netting  Available      Collateral   Collateral   of Derivative
Counterparty                 Agreement       for Offset     Received (a) Received (a) Assets (b)
---------------------------------------------------------------------------------------------------
Barclays Bank Plc            $140,569        $  (20,329)    $     --     $      --    $120,240
Citibank NA                     4,432            (4,432)          --            --          --
Goldman Sachs International    78,426           (78,426)          --            --          --
JPMorgan Chase Bank NA         65,256           (65,256)          --            --          --
Morgan Stanley Capital
 Services LLC                  35,145           (35,145)          --            --          --
---------------------------------------------------------------------------------------------------
Total                        $323,828        $ (203,588)    $     --     $      --    $120,240
===================================================================================================

----------------------------------------------------------------------------------------------------
                             Derivative
                             Liabilities
                             Subject to      Derivatives    Non-Cash     Cash        Net Amount
                             Master Netting  Available      Collateral   Collateral  of Derivative
Counterparty                 Agreement       for Offset     Pledged (a)  Pledged (a) Liabilities (c)
----------------------------------------------------------------------------------------------------
Barclays Bank Plc            $    (20,329)   $ 20,329       $       --   $      --   $       --
Citibank NA                        (8,789)      4,432               --          --       (4,357)
Goldman Sachs International      (630,619)     78,426          552,193          --           --
JPMorgan Chase Bank NA           (668,091)     65,256          602,835          --           --
Morgan Stanley Capital
 Services LLC                     (53,408)     35,145               --          --      (18,263)
----------------------------------------------------------------------------------------------------
Total                        $ (1,381,236)   $203,588       $1,155,028   $      --   $  (22,620)
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 51

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 29, 2016 was as follows:

-----------------------------------------------------------------------------------------
Statement of                                         Foreign
Assets and                Interest     Credit        Exchange    Equity       Commodity
Liabilities               Rate Risk    Risk          Rate Risk   Risk         Risk
-----------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
   of forward foreign
   currency contracts     $       --   $        --   $  46,609   $        --  $        --
 Unrealized appreciation
   of futures contracts        5,469            --          --       312,570           --
-----------------------------------------------------------------------------------------
 Total Value              $    5,469   $        --   $  46,609   $   312,570  $        --
=========================================================================================
Liabilities
 Unrealized depreciation
   of forward foreign
   currency contracts     $       --   $        --   $ (48,168)  $        --  $        --
 Net unrealized
   depreciation on
   swap contracts           (628,127)      (54,602)         --            --           --
 Written options                  --            --          --            --           --
-----------------------------------------------------------------------------------------
 Total Value              $ (628,127)  $   (54,602)  $ (48,168)  $        --  $        --
=========================================================================================

52 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 29, 2016 was as follows:

-----------------------------------------------------------------------------------------
                                                     Foreign
Statement of            Interest     Credit          Exchange     Equity        Commodity
Operations              Rate Risk    Risk            Rate Risk    Risk          Risk
-----------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts      $ (347,611)  $          --   $       --   $         --  $      --
 Written options                --          77,557           --        364,205         --
 Swap contracts                 --      (1,905,228)          --             --         --
 Forward foreign
   currency contracts*          --              --      (73,593)            --         --
-----------------------------------------------------------------------------------------
 Total Value            $ (347,611)  $  (1,827,671)  $  (73,593)  $    364,205  $      --
=========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts      $    6,016   $          --   $       --   $         --  $      --
 Written options                --              --           --        495,804         --
 Swap contracts           (617,355)        201,939           --             --         --
 Forward foreign
  currency contracts*           --              --       (9,822)            --         --
-----------------------------------------------------------------------------------------
 Total Value            $ (611,339)  $          --   $   (9,822)  $    495,804  $      --
=========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 53

ADDITIONAL INFORMATION (unaudited)

The Board of Trustees of the Fund has approved the elimination of the Fund's current policy normally to invest at least 40% of the net assets in securities of assets located outside of the United States. In connection with the elimination of this policy, the Fund was renamed Pioneer Long/Short Bond Fund. These changes went into effect on June 1, 2015.

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with PIM to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

54 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Long/Short Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 55

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

56 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees noted the investment management expertise and resources required to implement the Fund's complex investment strategy. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups, and that the Fund has not been able to take advantage of the economies of scale afforded by greater asset size. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 57

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its

58 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                   Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16 59

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

60 Pioneer Long/Short Bond Fund | Semiannual Report | 2/29/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 27667-02-0416

                      Pioneer Long/Short
                      Opportunistic
                      Credit Fund

--------------------------------------------------------------------------------
                      Semiannual Report | February 29, 2016
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     LRCAX
                      Class C     LRCCX
                      Class Y     LRCYX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          27

Notes to Financial Statements                                                 34

Approval of Investment Advisory Agreement                                     55

Trustees, Officers and Service Providers                                      60

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 29, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 3

Portfolio Management Discussion | 2/29/16

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Opportunistic Credit Fund's performance during the six-month period ended February 29, 2016, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 29, 2016?

A Pioneer Long/Short Opportunistic Credit Fund's Class A shares returned -7.37% at net asset value during the six-month period ended February 29, 2016, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA
     ML) 3-Month U.S. Treasury-Bill Index, returned 0.06%. During the same period, the average return of the 306 mutual funds in Lipper's Alternative Credit Focus Funds category was -3.45%, and the average return of the 537 mutual funds in Morningstar's Non-Traditional Bond Funds category was -2.94%.

Q    Can you provide an overview of the Fund's approach?

A The big picture is that we seek to have the Fund produce an average annual return that is greater than the return on three-month Treasury bills on an annualized basis, with volatility lower than one would experience in the broad equity market. In pursuing this goal, we seek to have the Fund provide positive returns while trying to minimize the extent of any negative returns, regardless of market conditions.

     Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive returns regardless of market conditions, we utilize two distinct strategies. One strategy is "directional," in that we need to be correct about whether a particular asset price is poised to rise or fall. However, we seek to have the Fund's performance benefit from both positive and negative returns. This means that at times we invest the

4 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 portfolio in some asset categories within the broad bond market by taking long positions, while taking an unfavorable view of other asset classes by taking short positions.

     The other part of the portfolio utilizes uncorrelated, relative-value-based trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that we believe will outperform versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

     Most importantly, we closely track the risks we have assumed in both portions of the portfolio and operate within an overall "risk budget," which is based on our goal of largely avoiding negative returns over a 12-month period (full fiscal year).

Q Can you discuss the investment strategies that had the biggest effects on the Fund's benchmark-relative performance during the six-month period ended February 29, 2016?

A The Fund underperformed the BofA ML Index during the period, with the vast majority of the negative returns attributable to positions within the relative value, or market neutral, portion of the portfolio.

     In that vein, the portfolio's long/short relative-value-based strategy, under which we pair a long or short position in an individual security with an opposing position, detracted from relative results over the entire six-month timeframe. (Long/Short positioning involves taking long, or bought positions in fixed-income/equity securities in anticipation that they will increase in value, and taking short, or sold positions in fixed-income/equities in anticipation that they will decrease in value.) An example of a long/short trade that did not turn out well for the Fund was a pairing of a short position in electronics retailer Best Buy with a long position in the broader market (in five-year securities). Conversely, a long/short trade that performed well over the six-month period was one where we tried to take advantage of a technically driven price decline, going long Frontier Communications, a domestic telecommunications company.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 5

     One thematic trade that detracted from the Fund's results involved taking long portfolio exposures to energy-related issuers of higher credit quality, while shorting non-energy names. We executed the trade because we expected the price of oil to stabilize following the sharp declines already experienced since roughly mid-2014. However, the price of oil continued to slide over the six-month period, and energy credits lagged as a result, causing the Fund's position to decline in value.

     Another relative value-based strategy that detracted from the Fund's performance during the period involved holding a long portfolio of short-maturity corporate credits (generally one year or less) priced at levels suggesting the market was overestimating the risk of default, while attempting to hedge out the impact of the broader market's performance. While most of the shorter-term securities had positive returns over the six-month period, a handful of long positions underperformed, resulting in losses for this particular strategy. Within this strategy, one trade that detracted from relative performance was a long position in Abengoa, a Spanish infrastructure company. An example of a trade that generated positive returns within the same strategy was going long on Glencore, a European metals company. We believed that Glencore's bond prices had overshot to the downside in the wake of commodity-price weakness, given the company's overall financial flexibility.

     On the directional side of the portfolio, the most significant detractor from the Fund's results was a position designed to benefit from any rebound in the performance of European high-yield corporate bonds. We anticipated that high-yield bond valuations would benefit from stepped-up European Central Bank (ECB) efforts to stimulate growth, following a poor response to the ECB's December announcement regarding planned asset purchases. However, credit sentiment and high-yield valuations were undermined in early 2016 by an escalation of concerns about the banking sector in Europe, as Deutsche Bank reported losses.

     Finally, the Fund's thematic long/short value currency trades contributed to performance during the period. In particular, being short the Swedish krona versus the U.S. dollar, long the Australian dollar versus the New Zealand dollar, and long the Mexican peso versus the Canadian dollar.

6 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Q Please discuss the role of derivatives in implementing the Fund's investment approach during the six-month period ended February 29, 2016.

A We implement virtually all of the portfolio's strategies via derivatives, and so the Fund's performance will always be affected by derivatives trading. For instance, when we want to short U.S. Treasuries, we will do so mainly by selling Treasury futures or sometimes by buying "put" options. (A "put" option is a contractual agreement that gives the contract owner the right, but not the obligation, to sell a security at a pre-determined, fixed price for a certain period of time, regardless of the current market price of that security.)

     Similarly, in the currency sleeve of the Fund, we use forwards and options to gain the desired exposures. With respect to credit markets, where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our strategies.

Q What is your assessment of the current macroeconomic climate and the investment opportunities it may present?

A At present, we are cautious about taking risks with respect to market direction, due to a number of significant uncertainties affecting the global economy.

     A potential slowdown in China's economy, paired with the possibility of the Chinese government's providing stimulus to rattle markets; the effectiveness of the ECB's and Bank of Japan's stimulus policies; volatile oil prices and their effect on the global economy; the uncertain pace of interest-rate hikes by the U.S. Federal Reserve; and the potential impact of a strong U.S. dollar on both domestic equity valuations and overseas debtors are among the issues dominating current market sentiment.

     Against this backdrop, we foresee only relatively slow global economic growth, and believe the environment of heightened market volatility will persist as investors react to the flow of news and economic data. As a result, we expect to look principally to relative-value trades as a potential source of return for the Fund.

     We continue to see relatively few directional investment opportunities in the fixed-income markets. Viewed in isolation, credit spreads have widened to reasonably attractive levels. However, the elevated price volatility has diminished the attractiveness of the spreads on a risk-adjusted basis. (Credit spreads are commonly defined as the differences in yield between

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 7

     Treasuries and other types of fixed-income securities with similar maturities.) That said, we plan to remain active in evaluating any directional opportunities created by market swings.

     Going forward, we will continue to seek to identify investment opportunities that emerge as market reactions overshoot developments on various macroeconomic fronts.

Please refer to the Schedule of Investments on pages 17-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

The Fund may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the Fund.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

8 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 9

Portfolio Summary | 2/29/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)(#)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 55.5%
Temporary Cash Investment                                                  17.2%
U.S. Corporate Bonds                                                       11.6%
International Corporate Bonds                                               6.2%
Collateralized Mortgage Obligations                                         5.1%
Asset Backed Securities                                                     2.9%
U.S. Preferred Stocks                                                       1.5%

(#) The chart does not include all of the Fund's derivative investments. For information regarding the Fund's derivative investments, see the Portfolio Management Discussion, the Schedule of Investments and the Notes to Financial Statements.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)(*)

 1. U.S. Treasury Note, Floating Rate Note, 4/30/17                        7.04%
--------------------------------------------------------------------------------
 2. U.S. Treasury Note, Floating Rate Note, 1/31/17                        7.03
--------------------------------------------------------------------------------
 3. U.S. Treasury Note, Floating Rate Note, 7/31/16                        7.03
--------------------------------------------------------------------------------
 4. U.S. Treasury Note, Floating Rate Note, 10/31/16                       7.03
--------------------------------------------------------------------------------
 5. U.S. Treasury Bills, 3/24/16                                           6.74
--------------------------------------------------------------------------------
 6. U.S. Treasury Note, Floating Rate Note, 4/30/16                        6.72
--------------------------------------------------------------------------------
 7. U.S. Treasury Bills, 3/17/16                                           5.33
--------------------------------------------------------------------------------
 8. U.S. Treasury Note, Floating Rate Note, 10/31/17                       5.32
--------------------------------------------------------------------------------
 9. U.S. Treasury Note, Floating Rate Note, 7/31/17                        5.12
--------------------------------------------------------------------------------
10. Glencore Funding LLC, 1.7%, 5/27/16 (144A)                             3.62
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Due to the exclusion of derivatives, the list may not represent the Fund's market exposures. See the Portfolio Management Discussion, the Schedule of Investments and the Notes to Financial Statements. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Prices and Distributions | 2/29/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                          2/29/16                       8/31/15
--------------------------------------------------------------------------------
           A                             $8.92                         $9.89
--------------------------------------------------------------------------------
           C                             $8.88                         $9.82
--------------------------------------------------------------------------------
           Y                             $8.96                         $9.91
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15 - 2/29/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term         Long-Term
         Class             Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A              $0.2460                 $--               $--
--------------------------------------------------------------------------------
           C              $0.1781                 $--               $--
--------------------------------------------------------------------------------
           Y              $0.2361                 $--               $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 11

Performance Update | 2/29/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 invest-ment made in Class A shares of Pioneer Long/Short Opportunistic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                               Net              Public            BofA ML
                               Asset            Offering          3-Month
                               Value            Price             U.S. Treasury
Period                         (NAV)            (POP)             Bill Index
--------------------------------------------------------------------------------
Life of Class
(12/30/13)                     -2.49%            -4.53%           0.05%
1 Year                         -8.02            -12.17            0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                               Gross            Net
--------------------------------------------------------------------------------
                               2.44%            1.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Long/Short             BofA ML 3-month
                 Opportunistic Credit Fund      US Treasury Bill Index
12/13            $ 9,550                        $ 10,000
2/14             $ 9,551                        $ 10,001
2/15             $ 9,833                        $ 10,004
2/16             $ 9,044                        $ 10,012

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C Shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                                  BofA ML
                                                                  3-Month
                               If               If                U.S. Treasury
Period                         Held             Redeemed          Bill Index
--------------------------------------------------------------------------------
Life of Class
(12/30/13)                     -3.23%           -3.23%            0.05%
1 Year                         -8.82            -8.82             0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                               Gross            Net
--------------------------------------------------------------------------------
                               3.18%            2.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Long/Short             BofA ML 3-month
                 Opportunistic Credit Fund      US Treasury Bill Index
12/13            $ 10,000                       $ 10,000
2/14             $  9,990                       $ 10,001
2/15             $ 10,214                       $ 10,004
2/16             $  9,313                       $ 10,012

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 13

Performance Update | 2/29/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                                Net               BofA ML
                                                Asset             3-Month
                                                Value             U.S. Treasury
Period                                          (NAV)             Bill Index
--------------------------------------------------------------------------------
Life of Class
(12/30/13)                                      -2.26%            0.05%
1 Year                                          -7.90             0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                               Gross            Net
--------------------------------------------------------------------------------
                               2.11%            1.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Long/Short             BofA ML 3-month
                 Opportunistic Credit Fund      US Treasury Bill Index
12/13            $ 5,000,000                    $ 5,000,000
2/14             $ 5,005,000                    $ 5,000,363
2/15             $ 5,166,514                    $ 5,001,901
2/16             $ 4,758,292                    $ 5,005,768

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on actual returns from September 1, 2015, through February 29, 2016.

--------------------------------------------------------------------------------
Share Class                                       A           C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 9/1/15            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 2/29/16                                   $  926.30    $  922.00    $  927.50
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    8.14    $   11.71    $    6.95
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.70%, 2.45%, and 1.45%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one half year period).

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2015, through February 29, 2016.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 9/1/15            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 2/29/16                                   $1,016.41    $1,012.68    $1,017.65
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    8.52    $   12.26    $    7.27
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.70%, 2.45%, and 1.45%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one half year period).

16 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Schedule of Investments | 2/29/16 (unaudited)

----------------------------------------------------------------------------------------------------
 Principal       Floating
 Amount ($)      Rate (b)                                                            Value
----------------------------------------------------------------------------------------------------
                             PREFERRED STOCK -- 1.3%
                             DIVERSIFIED FINANCIALS -- 1.3%
                             Investment Banking & Brokerage -- 1.3%
       19,000        7.12    Morgan Stanley, Floating Rate Note (Perpetual)          $       534,470
----------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost $535,143)                                         $       534,470
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 3.1%
                             BANKS -- 0.1%
                             Thrifts & Mortgage Finance -- 0.1%
       39,418                Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)         $        36,994
                                                                                     ---------------
                             Total Banks                                             $        36,994
----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 3.0%
                             Asset Management & Custody Banks -- 3.0%
      660,000                RMAT 2015-1 LLC, 5.0%, 7/27/20 (Step) (144A)            $       648,093
      659,955                VOLT XXXVII LLC, 4.375%, 7/25/45 (Step) (144A)                  634,028
                                                                                     ---------------
                                                                                     $     1,282,121
                                                                                     ---------------
                             Total Diversified Financials                            $     1,282,121
----------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $1,342,736)                                       $     1,319,115
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 5.5%
                             BANKS -- 5.5%
                             Thrifts & Mortgage Finance -- 5.5%
      250,000        5.98    Banc of America Commercial Mortgage Trust 2007-5,
                             Floating Rate Note, 2/10/51                             $       246,655
      300,000        3.21    Citigroup Commercial Mortgage Trust 2014-GC23 REMICS,
                             Floating Rate Note, 7/12/47 (144A)                              176,911
      300,000        5.96    COBALT CMBS Commercial Mortgage Trust 2007-C3,
                             Floating Rate Note, 5/15/46                                     279,759
       47,000        5.96    COBALT CMBS Commercial Mortgage Trust 2007-C3,
                             Floating Rate Note, 5/15/46                                      41,459
      510,000        5.81    COMM 2007-C9 Mortgage Trust, Floating Rate Note,
                             12/10/49 (144A)                                                 466,104
       47,274        5.23    Credit Suisse First Boston Mortgage Securities Corp.,
                             Floating Rate Note, 12/17/40                                     47,187
      300,000        5.10    Credit Suisse First Boston Mortgage Securities Corp.,
                             Floating Rate Note, 8/15/38                                     282,152
       92,613        5.18    EQTY 2014-MZ Mezzanine Trust, Floating Rate Note,
                             5/10/19 (144A)                                                   92,293
      123,421        4.94    GS Mortgage Securities Corp II Series 2005-GG4,
                             Floating Rate Note, 7/10/39                                     114,082
      138,406        5.86    GS Mortgage Securities Trust 2006-GG6,
                             Floating Rate Note, 4/10/38                                     138,315
      200,000                JP Morgan Chase Commercial Mortgage Securities
                             Trust 2006-CIBC16, 5.623%, 5/12/45                              192,499

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 17

----------------------------------------------------------------------------------------------------
 Principal       Floating
 Amount ($)      Rate (b)                                                            Value
----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
       70,000        5.48    ML-CFC Commercial Mortgage Trust 2006-3,
                             Floating Rate Note, 7/12/46                             $        69,834
      195,000                Wells Fargo Commercial Mortgage Trust 2010-C1,
                             4.0%, 11/18/43 (144A)                                           167,123
                                                                                     ---------------
                                                                                     $     2,314,373
                                                                                     ---------------
                             Total Banks                                             $     2,314,373
----------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $2,400,767)                                       $     2,314,373
----------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 19.1%
                             ENERGY -- 4.7%
                             Oil & Gas Drilling -- 3.1%
    1,305,000                Transocean, Inc., 5.55%, 12/15/16                       $     1,291,950
----------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 1.6%
      680,000                Petrobras Global Finance BV, 3.5%, 2/6/17               $       667,250
                                                                                     ---------------
                             Total Energy                                            $     1,959,200
----------------------------------------------------------------------------------------------------
                             MATERIALS -- 4.7%
                             Metal & Glass Containers -- 1.5%
      620,000                Beverage Packaging Holdings Luxembourg II SA,
                             5.625%, 12/15/16 (144A)                                 $       619,225
----------------------------------------------------------------------------------------------------
                             Steel -- 3.2%
    1,375,000                Glencore Funding LLC, 1.7%, 5/27/16 (144A)              $     1,361,250
                                                                                     ---------------
                             Total Materials                                         $     1,980,475
----------------------------------------------------------------------------------------------------
                             BANKS -- 4.7%
                             Diversified Banks -- 4.7%
      530,000        6.50    Bank of America Corp., Floating Rate Note, 10/23/49     $       540,600
      530,000        5.90    Citigroup, Inc., Floating Rate Note (Perpetual)                 503,638
      530,000        6.62    Credit Agricole SA, Floating Rate Note
                             (Perpetual) (144A)                                              466,969
      530,000        6.50    ING Groep NV, Floating Rate Note, 12/29/49                      479,981
                                                                                     ---------------
                                                                                     $     1,991,188
                                                                                     ---------------
                             Total Banks                                             $     1,991,188
----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.1%
                             Other Diversified Financial Services -- 0.1%
INR 3,700,000                European Bank for Reconstruction & Development,
                             6.0%, 3/3/16                                            $        54,250
                                                                                     ---------------
                             Total Diversified Financials                            $        54,250
----------------------------------------------------------------------------------------------------
                             INSURANCE -- 1.8%
                             Reinsurance -- 1.8%
      250,000        7.17    Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                             Bond) (144A)                                            $       253,525
      250,000        4.67    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                             (Cat Bond) (144A)                                               246,525

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

----------------------------------------------------------------------------------------------------
 Principal       Floating
 Amount ($)      Rate (b)                                                            Value
----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
      250,000        4.75    Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                         $       249,950
                                                                                     ---------------
                                                                                     $       750,000
                                                                                     ---------------
                             Total Insurance                                         $       750,000
----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 3.1%
                             Wireless Telecommunication Services -- 3.1%
    1,290,000                Sprint Communications, Inc., 6.0%, 12/1/16              $     1,280,325
                                                                                     ---------------
                             Total Telecommunication Services                        $     1,280,325
----------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $8,177,680)                                       $     8,015,438
----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 59.4%
    1,350,000                Federal Home Loan Bank Discount Notes, 3/2/16 (c)       $     1,349,989
      150,000                Federal Home Loan Bank Discount Notes, 3/21/16 (c)              149,977
      250,000                U.S. Treasury Bills, 3/10/16 (c)                                249,989
    2,000,000                U.S. Treasury Bills, 3/17/16 (c)                              1,999,806
    2,530,000                U.S. Treasury Bills, 3/24/16 (c)                              2,529,623
    1,025,425                U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44        1,108,487
    2,640,000        0.40    U.S. Treasury Note, Floating Rate Note, 1/31/17 (d)           2,640,528
    2,640,000        0.37    U.S. Treasury Note, Floating Rate Note, 10/31/16 (d)          2,640,063
    2,000,000        0.49    U.S. Treasury Note, Floating Rate Note, 10/31/17 (d)          1,999,012
    2,525,000        0.39    U.S. Treasury Note, Floating Rate Note, 4/30/16               2,525,189
    2,645,000        0.39    U.S. Treasury Note, Floating Rate Note, 4/30/17 (d)           2,643,971
    2,640,000        0.39    U.S. Treasury Note, Floating Rate Note, 7/31/16               2,640,428
    1,925,000        0.40    U.S. Treasury Note, Floating Rate Note, 7/31/17               1,922,956
      525,000        0.60    U.S. Treasury Note, Floating Rate Note, 1/31/18                 525,349
                                                                                     ---------------
                                                                                     $    24,925,367
----------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $24,861,466)                                      $    24,925,367
----------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENT -- 18.4%
                             Repurchase Agreement -- 18.4%
    7,760,000                $7,760,000 RBC Capital Markets LLC, 0.27%,
                             dated 2/29/16 plus accrued interest on 3/1/16
                             collateralized by the following:
                             $938,066 Freddie Mac Giant, 4.00%, 11/1/43
                             $57,672 Federal Home Loan Mortgage Corp.,
                             2.209-2.444%, 3/1/40-2/1/46
                             $1,587,586 Federal National Mortgage Association
                             (ARM), 2.011-4.865%, 9/1/33-11/1/46
                             $5,331,876 Federal National Mortgage Association,
                             3.5-5.5%, 8/1/40-2/1/46                                 $     7,760,000
----------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENT
                             (Cost $7,760,000)                                       $     7,760,000
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 19

----------------------------------------------------------------------------------------------------
    Number of                                         Strike      Expiration
    Contracts   Description         Counterparty      Price       Date               Value
----------------------------------------------------------------------------------------------------
                PUT OPTIONS PURCHASED -- 1.1%
         104    S&P500 EMINI        Citibank NA       $1,810      4/15/16            $        21,580
         101    S&P500 EMINI        Citibank NA        1,610      6/17/16                     31,310
         101    S&P500 EMINI        Citibank NA        1,510      6/17/16                    146,450
         104    S&P500 EMINI        Citibank NA        1,710      4/15/16                    245,960
                                                                                     ---------------
                                                                                     $       445,300
----------------------------------------------------------------------------------------------------
                TOTAL PUT OPTIONS PURCHASED
                (Premiums paid $650,197)                                             $       445,300
----------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 107.9%
                (Cost $45,727,989) (a)                                               $    45,314,063
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
    Number of                                         Strike      Expiration
    Contracts   Description         Counterparty      Price       Date
----------------------------------------------------------------------------------------------------
                PUT OPTIONS WRITTEN -- (0.7)%
        (104)   S&P500 EMINI        Citibank NA       $1,610      4/15/16            $      (110,760)
        (101)   S&P500 EMINI        Citibank NA        1,410      6/17/16                    (87,870)
        (101)   S&P500 EMINI        Citibank NA        1,710      6/17/16                    (53,025)
        (104)   S&P500 EMINI        Citibank NA        1,910      4/15/16                    (48,360)
                                                                                     ---------------
                                                                                     $      (300,015)
----------------------------------------------------------------------------------------------------
                TOTAL PUT OPTIONS WRITTEN
                (Premiums received $498,381)                                         $      (300,015)
----------------------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- (7.2)%                                 $    (3,036,575)
----------------------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                                           $    41,977,473
====================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2016, the value of these securities amounted to $5,418,990 or 12.9% of total net assets.

(Cat Bond)  Catastrophe or Event Linked Bond. At February 29, 2016, the value of these securities amounted to $750,000, or 1.8% of total net assets. See Notes to Financial Statements -- Note 1J.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS      Real Estate Mortgage Investment Conduits.

ARM         Adjustable Rate Mortgage.

(a) At February 29, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $45,727,989 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $       120,623
              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                   (534,549)
                                                                                     ---------------
              Net unrealized depreciation                                            $      (413,926)
                                                                                     ===============

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) All or a portion of this security has been pledged in connection with open futures and swap contracts.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            INR     Indian Rupee

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2016 were as follows:

            ----------------------------------------------------------------------------------------
                                                                   Purchases             Sales
            ----------------------------------------------------------------------------------------
            Long-Term U.S. Government Securities                   $8,351,935            $ 4,284,861
            Other Long-Term Securities                             $8,580,184            $10,252,914

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

----------------------------------------------------------------------------------------------------------------------
Notional                               Obligation                        Expiration    Premiums         Unrealized
Principal ($)      Exchange            Entity/Index             Coupon   Date          (Received)       Appreciation
----------------------------------------------------------------------------------------------------------------------
     (1,185,600)   Chicago             Markit CDX North         5.00%    12/20/18      $   (234,749)    $     59,460
                   Mercantile          America High
                   Exchange            Yield Index
     (1,506,500)   Chicago             Markit CDX North         5.00%    12/20/16           (89,787)          44,896
                   Mercantile          America High
                   Exchange            Yield Index
    (26,335,000)   Chicago             Markit CDX North         5.00%    12/20/20          (301,125)         279,951
                   Mercantile          America High
                   Exchange            Yield Index
EUR  (2,704,167)   Chicago             Markit iTraxx Europe     5.00%    6/20/19           (395,460)         163,703
                   Mercantile          Crossover Index
                   Exchange
----------------------------------------------------------------------------------------------------------------------
Total                                                                                  $ (1,021,121)    $    548,010
======================================================================================================================

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 21

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Net
                                                                                       Premiums         Unrealized
Notional                               Obligation                        Expiration    Paid             Appreciation
Principal ($)      Counterparty        Entity/Index             Coupon   Date          (Received)       (Depreciation)
----------------------------------------------------------------------------------------------------------------------
       (225,000)   Barclays            Morgan Stanley Co.       1.00%    12/20/20      $     (1,563)    $      2,516
                   Bank Plc
       (135,000)   Barclays            Morgan Stanley Co.       1.00%    12/20/20              (735)           1,648
                   Bank Plc
       (805,000)   Barclays            Republic of Turkey       1.00%    12/20/20            59,575            6,768
                   Bank Plc
EUR    (745,000)   Barclays            Republic of Turkey       1.00%    12/20/20            55,502            5,897
                   Bank Plc
EUR    (595,000)   Goldman Sachs       Barclays Bank Plc        1.00%    12/20/20            73,356          (27,699)
                   International
EUR    (595,000)   Goldman Sachs       HSBC Holdings Plc        1.00%    12/20/20            67,260          (29,066)
                   International
       (364,800)   Goldman Sachs       MBIA Inc.                5.00%    12/20/20           105,792           46,115
                   International
EUR  (1,500,000)   Goldman Sachs       Norske                   5.00%    9/20/17            806,508         (155,857)
                   International       Skogindustrier ASA
       (225,000)   JPMorgan            Bank of                  1.00%    12/20/20            (2,239)           2,659
                   Chase Bank NA       America Corp.
       (180,000)   JPMorgan            Bank of                  1.00%    12/20/20            (1,609)           1,944
                   Chase Bank NA       America Corp.
       (225,000)   JPMorgan            Citigroup, Inc.          1.00%    12/20/20            (1,339)           1,446
                   Chase Bank NA
       (180,000)   JPMorgan            Citigroup, Inc.          1.00%    12/20/20              (801)             887
                   Chase Bank NA
EUR    (460,000)   JPMorgan            Credit Agricole SA       1.00%    12/20/20            (5,798)           6,197
                   Chase Bank NA
EUR    (460,000)   JPMorgan            ING Groep N.V.           1.00%    12/20/20            (8,202)           2,839
                   Chase Bank NA
----------------------------------------------------------------------------------------------------------------------
Total                                                                                  $  1,145,707    $   (133,706)
======================================================================================================================

NOTE: Principal Amounts are denominated in U.S. dollars unless otherwise noted:

            EUR    Euro

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------
                                                                                                      Net
                                                                                                      Unrealized
Notional                           Obligation                 Credit      Expiration   Premiums       Appreciation
Principal ($)(1)   Exchange        Entity/Index      Coupon   Rating(2)   Date         (Paid)         (Depreciation)
----------------------------------------------------------------------------------------------------------------------
         655,000   Chicago         Markit CDX        5.00%    BBB+        12/20/17     $   (32,095)   $      (61,184)
                   Mercantile      North America
                   Exchange        Investment
                                   Grade Index
         400,000   Chicago         Markit CDX        5.00%    BBB+        12/20/17         (14,500)          (47,520)
                   Mercantile      North America
                   Exchange        Investment
                                   Grade Index
EUR    2,500,000   Chicago         Markit iTraxx     1.00%    BBB+        6/20/19         (216,543)           55,924
                   Mercantile      Europe index
                   Exchange
----------------------------------------------------------------------------------------------------------------------
Total                                                                                  $  (263,138)   $      (52,780)
======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NOTE: Principal Amounts are denominated in U.S. dollars unless otherwise noted:

            EUR    Euro

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------
                                                                                                      Net
                                                                                       Premiums       Unrealized
Notional                           Obligation                 Credit      Expiration   Received       Appreciation
Principal ($)(1)   Counterparty    Entity/Index      Coupon   Rating(2)   Date         (Paid)         (Depreciation)
----------------------------------------------------------------------------------------------------------------------
       1,335,000   Barclays        Frontier          5.00%    BB-         12/20/20     $   (72,039)   $       46,933
                   Bank Plc        Communications
                                   Corp.
         560,000   Barclays        Hovnanian         5.00%    B-          12/20/16         (27,922)            8,331
                   Bank Plc        Enterprises Inc.
         230,000   Barclays        Hovnanian         5.00%    B-          12/20/16         (10,925)            2,878
                   Bank Plc        Enterprises Inc.
          90,000   Barclays        iHeartMedia,      5.00%    CCC         12/20/16         (22,050)           (5,051)
                   Bank Plc        Inc.
         375,000   Barclays        iHeartMedia,      5.00%    CCC         12/20/16        (112,500)             (421)
                   Bank Plc        Inc.
       1,230,000   Barclays        Teck Resources,   5.00%    B+          12/20/16         (41,512)           40,737
                   Bank Plc        Ltd.
         550,000   Barclays        The McClatchy     5.00%    B-          6/20/16               --             7,983
                   Bank Plc        Co.
         520,000   Barclays        Toys R Us, Inc.   5.00%    B-          3/20/16           (2,600)            6,715
                   Bank Plc
         620,000   Barclays        Weatherford       1.00%    BB+         12/20/16         (24,800)           (6,370)
                   Bank Plc        International Plc

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 23

----------------------------------------------------------------------------------------------------------------------
                                                                                                      Net
                                                                                       Premiums       Unrealized
Notional                           Obligation                 Credit      Expiration   Received       Appreciation
Principal ($)(1)   Counterparty    Entity/Index      Coupon   Rating(2)   Date         (Paid)         (Depreciation)
----------------------------------------------------------------------------------------------------------------------
       1,135,000   Goldman Sachs   AK Steel          5.00%    B-          12/20/16     $   (28,375)   $      (13,689)
                   International   Holding
                                   Corp.
         285,000   Goldman Sachs   AK Steel          5.00%    B-          12/20/16         (22,088)           11,525
                   International   Holding
                                   Corp.
         705,000   Goldman Sachs   Ally Financial,   5.00%    BB+         12/20/20         113,696           (41,660)
                   International   Inc.
         855,000   Goldman Sachs   Bombardier        5.00%    BBB+        12/20/16         (16,258)           20,561
                   International   Capital, Inc.
         400,000   Goldman Sachs   Bombardier        5.00%    BBB+        12/20/16          (1,000)            3,013
                   International   Capital, Inc.
         480,000   Goldman Sachs   Hovnanian         5.00%    B-          12/20/16         (16,800)                7
                   International   Enterprises, Inc.
         885,000   Goldman Sachs   iHeartMedia,      5.00%    CCC         12/20/16         (48,675)         (217,819)
                   International   Inc.
         364,800   Goldman Sachs   MBIA, Inc.        5.00%    A-          12/20/16         (41,952)          (21,083)
                   International
EUR      250,000   Goldman Sachs   Norske            5.00%    CC          3/20/16           (5,481)          (11,067)
                   International   Skogindustrier
                                   ASA
EUR    1,500,000   Goldman Sachs   Norske            5.00%    CC          9/20/20       (1,192,960)         (115,436)
                   International   Skogindustrier
                                   ASA
         150,000   Goldman Sachs   Peabody Energy    5.00%    D           3/20/16          (11,250)          (12,684)
                   International   Corp.
         620,000   Goldman Sachs   Petroleo          1.00%    B+          12/20/16         (23,823)              485
                   International   Brasileiro SA
         355,000   JPMorgan        Ally Financial,   5.00%    BB+         12/20/20          45,513            (9,240)
                   Chase Bank NA   Inc.
         135,000   JPMorgan        Ally Financial,   5.00%    BB+         12/20/20           6,129             7,666
                   Chase Bank NA   Inc.
         525,000   Morgan Stanley  J.C. Penney       5.00%    CCC+        12/20/16         (15,750)           35,145
                   Capital         Company, Inc.
                   Services LLC
         875,000   Morgan Stanley  Sears Holdings    5.00%    CCC+        12/20/16         (24,061)          (56,990)
                   Capital         Corp.
                   Services LLC
----------------------------------------------------------------------------------------------------------------------
Total                                                                                  $(1,597,483)   $     (319,531)
======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NR          Not rated by either S&P or Moody's.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EUR    Euro

INTEREST RATE SWAP AGREEMENTS

---------------------------------------------------------------------------------------------------------------------
                                                              Annual
Notional                           Pay/           Floating    Fixed       Expiration   Premiums       Unrealized
Principal ($)      Counterparty    Receive        Rate        Rate        Date         Paid           Depreciation
---------------------------------------------------------------------------------------------------------------------
       (951,858)   J.P. Morgan                    LIBOR USD   1.819%      8/7/19       $         4    $      (27,721)
                   Securities LLC  Receive        3 Month

     (1,018,659)   J.P. Morgan                    LIBOR USD   2.202%      5/6/25                 8           (66,616)
                   Securities LLC  Receive        3 Month
---------------------------------------------------------------------------------------------------------------------
Total                                                                                  $        12    $      (94,337)
=====================================================================================================================

TOTAL RETURN SWAP AGREEMENTS

----------------------------------------------------------------------------------------------------------------------
                                                  Obligation
Notional                           Pay /          Entity/                              Expiration     Unrealized
Principal ($)      Counterparty    Receive        Index                  Coupon        Date           (Depreciation)
----------------------------------------------------------------------------------------------------------------------
       8,335,000   JPMorgan        Pay            iBoxx USD              0.5695%       3/20/16        $   (186,848)
                   Chase Bank NA                  Liquid High
                                                  Yield Index
       8,335,000   JPMorgan        Pay            iBoxx USD              0.5695%       3/20/16            (173,290)
                   Chase Bank NA                  Liquid High
                                                  Yield Index
       4,165,000   JPMorgan        Pay            iBoxx USD              0.5695%       3/20/16             (86,593)
                   Chase Bank NA                  Liquid High
                                                  Yield Index
       4,165,000   JPMorgan        Pay            iBoxx USD              0.5695%       3/20/16             (91,116)
                   Chase Bank NA                  Liquid High
                                                  Yield Index
----------------------------------------------------------------------------------------------------------------------
Total                                                                                                 $   (537,847)
======================================================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 25

---------------------------------------------------------------------------------------
                                     Level 1      Level 2       Level 3    Total
---------------------------------------------------------------------------------------
Preferred Stock                      $  534,470   $        --   $      --  $   534,470
Asset Backed Securities                      --     1,319,115          --    1,319,115
Collateralized Mortgage Obligations          --     2,314,373          --    2,314,373
Corporate Bonds                              --     8,015,438          --    8,015,438
U.S. Government and
  Agency Obligations                         --    24,925,367          --   24,925,367
Repurchase Agreement                         --     7,760,000          --    7,760,000
Put Options Purchased                   445,300            --          --      445,300
---------------------------------------------------------------------------------------
Total                                $  979,770   $44,334,293   $      --  $45,314,063
---------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized Appreciation on
  Default Swaps                      $       --   $    41,993   $      --  $    41,993
Unrealized Depreciation on
  Interest Rate Swaps                        --       (94,337)         --      (94,337)
Unrealized Depreciation on
  Total Return Swaps                         --      (537,847)         --     (537,847)
Put Options Written                    (300,015)           --          --     (300,015)
Unrealized Appreciation on
  Futures Contracts                       4,750            --          --        4,750
Unrealized Appreciation on
  Forward Foreign
  Currency Contracts                         --        47,589          --       47,589
Unrealized Depreciation on
  Forward Foreign
  Currency Contracts                         --       (57,839)         --      (57,839)
---------------------------------------------------------------------------------------
Total Other Financial Instruments    $ (295,265)  $  (600,441)  $      --  $  (895,706)
---------------------------------------------------------------------------------------

During the six months ended February 29, 2016, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets as of February 29, 2016:

---------------------------------------------------------------------------------------
                                     Level 1      Level 2       Level 3    Total
---------------------------------------------------------------------------------------
Assets:
Restricted cash                      $       --   $   578,298   $      --  $   578,298
Variation margin for centrally
   cleared swap contracts                    --      (102,902)         --     (102,902)
Liabilities:
Due to custodian, at value
   (cost $(587,497))                         --      (534,570)         --     (534,570)
Variation margin for
   futures contracts                     (4,781)           --          --       (4,781)
---------------------------------------------------------------------------------------
Total                                $   (4,781)  $   (59,174)  $      --  $   (63,955)
=======================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Statement of Assets and Liabilities | 2/29/16 (unaudited)

ASSETS:
  Investment in securities (cost $37,967,989)                              $37,554,063
  Repurchase agreement (cost $7,760,000)                                     7,760,000
---------------------------------------------------------------------------------------
  Total investment in securities (cost $45,727,989)                         45,314,063
  Cash                                                                         355,561
  Restricted Cash*                                                             578,298
  Receivables --
     Fund shares sold                                                            3,000
     Swap payments                                                             194,702
     Interest                                                                  117,130
  Due from Pioneer Investment Management, Inc.                                  25,735
  Unrealized appreciation on futures contracts                                   4,750
  Unrealized appreciation on forward foreign currency contracts                 47,589
  Other assets                                                                  26,293
---------------------------------------------------------------------------------------
         Total assets                                                      $46,667,121
=======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $   627,556
     Fund shares repurchased                                                   632,790
     Trustee fees                                                                1,191
  Due to custodian, at value (cost $(587,497))                                 534,570
  Unrealized depreciation on forward foreign currency contracts                 57,839
  Net unrealized depreciation on swap contracts                                590,191
  Swap contracts, net premiums received                                      1,736,023
  Variation margin on futures contracts                                          4,781
  Variation margin for centrally cleared swap contracts                        102,902
  Written options (premiums received $498,381)                                 300,015
  Due to affiliates                                                             29,108
  Accrued expenses                                                              72,682
---------------------------------------------------------------------------------------
         Total liabilities                                                 $ 4,689,648
=======================================================================================
NET ASSETS:
  Paid-in capital                                                          $47,584,306
  Distributions in excess of net investment income                             (99,739)
  Accumulated net realized loss on investments, futures contracts,
     written options, swap contracts, and foreign currency transactions     (4,707,838)
  Net unrealized depreciation on investments                                  (413,926)
  Unrealized appreciation on futures contracts                                   4,750
  Net unrealized appreciation on written options                               198,366
  Net unrealized depreciation on swap contracts                               (590,191)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              1,745
---------------------------------------------------------------------------------------
         Total net assets                                                  $41,977,473
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $9,830,120/1,102,649 shares)                           $      8.92
  Class C (based on $8,665,675/976,014 shares)                             $      8.88
  Class Y (based on $23,481,678/2,622,186 shares)                          $      8.96
MAXIMUM OFFERING PRICE:
  Class A ($8.92 / 95.5%)                                                  $      9.34
=======================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 27

Statement of Operations (unaudited)

For the Six Months Ended 2/29/16

INVESTMENT INCOME:
  Dividends                                                                   $     40,218
  Interest                                                                         570,744
----------------------------------------------------------------------------------------------------------
          Total investment income                                                            $    610,962
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                             $    280,708
  Distribution fees
     Class A                                                                        13,124
     Class C                                                                        44,855
  Transfer Agent fees
     Class A                                                                           593
     Class C                                                                           418
     Class Y                                                                           226
  Shareholder communications expense                                                 5,370
  Administrative expense                                                            15,248
  Custodian fees                                                                    34,961
  Registration fees                                                                 21,995
  Professional fees                                                                 62,096
  Printing fees                                                                      8,151
  Pricing fees                                                                      17,638
  Fees and expenses of nonaffiliated Trustees                                        3,553
  Miscellaneous                                                                      2,194
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $    511,130
----------------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                                   (99,215)
----------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $    411,915
----------------------------------------------------------------------------------------------------------
         Net investment income                                                               $    199,047
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                              $ (1,305,674)
     Futures contracts                                                            (324,519)
     Written options                                                               448,665
     Swap contracts                                                             (2,145,893)
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies                             (56,457)  $ (3,383,878)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                              $   (660,963)
     Futures contracts                                                               5,297
     Written options                                                               490,795
     Swap contracts                                                               (418,412)
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies                             (23,032)  $   (606,315)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures contracts,
     written options, swap contracts, and foreign currency transactions                      $ (3,990,193)
----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                       $ (3,791,146)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended           Year
                                                                     2/29/16         Ended
                                                                     (unaudited)     8/31/15
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $     199,047   $    43,086
Net realized gain (loss) on investments, futures contracts, written
  options, swap contracts, and foreign currency transactions            (3,383,878)      352,928
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, written options,
  swap contracts, and foreign
  currency transactions                                                   (606,315)     (496,999)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations           $  (3,791,146)  $  (100,985)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.25 and $0.33 per share, respectively)              $    (267,690)  $  (290,990)
      Class C ($0.18 and $0.28 per share, respectively)                   (170,886)     (237,127)
      Class Y ($0.24 and $0.35 per share, respectively)                   (729,007)     (292,420)
-------------------------------------------------------------------------------------------------
          Total distributions to shareowners                         $  (1,167,583)  $  (820,537)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (a)(b)
Net proceeds from sale of shares                                     $   1,157,341   $30,657,269
Reinvestment of distributions                                              712,918       820,545
Cost of shares repurchased                                              (8,384,504)   (3,141,008)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
          Fund share transactions                                    $  (6,514,245)  $28,336,806
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                          $ (11,472,974)  $27,415,284
NET ASSETS:
Beginning of period                                                  $  53,450,447   $26,035,163
-------------------------------------------------------------------------------------------------
End of period                                                        $  41,977,473   $53,450,447
-------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $     (99,739)  $   868,797
=================================================================================================

(a) At February 29, 2016, PIM owned 56.2% of the value of the outstanding shares of Pioneer Long/Short Opportunistic Credit Fund.

(b) At February 29, 2016, Pioneer Asset Allocation Trust owned 31.0% of the value of the outstanding shares of Pioneer Long/Short Opportunistic Credit Fund.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 29

------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended          Year        Year
                                2/29/16      2/29/16        Ended       Ended
                                Shares       Amount         8/31/15     8/31/15
                                (unaudited)  (unaudited)    Shares      Amount
------------------------------------------------------------------------------------
Class A
Shares sold                        5,991     $     76,520     345,034   $ 3,451,984
Reinvestment of distributions     29,417          267,690      29,815       290,998
Less shares repurchased          (94,021)        (897,039)   (107,896)   (1,072,297)
------------------------------------------------------------------------------------
      Net increase (decrease)    (58,613)    $   (552,829)    266,953   $ 2,670,685
====================================================================================
Class C
Shares sold                       14,728     $    136,751     113,452   $ 1,133,511
Reinvestment of distributions     18,841          170,886      24,346       237,127
Less shares repurchased          (11,654)        (107,964)    (19,101)     (188,852)
------------------------------------------------------------------------------------
      Net increase                21,915     $    199,673     118,697   $ 1,181,786
====================================================================================
Class Y
Shares sold                       98,956     $    944,070   2,603,899   $26,071,774
Reinvestment of distributions     30,016          274,342      29,930       292,420
Less shares repurchased         (798,318)      (7,379,501)   (190,908)   (1,879,859)
------------------------------------------------------------------------------------
      Net increase (decrease)   (669,346)    $ (6,161,089)  2,442,921   $24,484,335
====================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Financial Highlights

-----------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year
                                                          2/29/16      Ended      12/30/13
                                                          (unaudited)  8/31/15    to 8/31/14
-----------------------------------------------------------------------------------------------
Class A
 Net asset value, beginning of period                     $  9.89      $ 10.11    $   10.00
-----------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                          $  0.04(b)   $  0.06    $   (0.01)
    Net realized and unrealized
       gain (loss) on investments                           (0.76)        0.05         0.12
-----------------------------------------------------------------------------------------------
 Net increase (decrease) from
    investment operations                                 $ (0.72)     $  0.11    $    0.11
-----------------------------------------------------------------------------------------------
Distribution to shareowners:
    Net investment income                                 $ (0.25)     $ (0.33)   $      --
-----------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value               $ (0.97)     $ (0.22)   $    0.11
-----------------------------------------------------------------------------------------------
 Net asset value, end of period                           $  8.92      $  9.89    $   10.11
===============================================================================================
 Total return*                                              (7.37)%       1.12%        1.10%(a)
 Ratio of net expenses to average net assets                 1.70%**      1.70%        1.70%**
 Ratio of net investment income (loss) to
    average net assets                                       0.80%**      0.35%       (0.15)%**
 Portfolio turnover rate                                       79%**       130%         100%**
 Net assets, end of period (in thousands)                 $ 9,830      $11,479    $   9,040
 Ratios with no waiver of fees and assumption
    of expenses by the Adviser and no reduction
    for fees paid indirectly:
    Total expenses to average net assets                     2.12%**      2.39%        2.85%**
    Net investment income (loss) to average net assets       0.38%**     (0.34)%      (1.30)%**
===============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 31

-----------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended          Year
                                                        2/29/16        Ended      12/30/13
                                                        (unaudited)    8/31/15    to 8/31/14
-----------------------------------------------------------------------------------------------
Class C
 Net asset value, beginning of period                   $  9.82        $ 10.06    $   10.00
-----------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                        $  0.00(b)(c)  $ (0.02)   $   (0.06)
    Net realized and unrealized
       gain (loss) on investments                         (0.76)          0.06         0.12
-----------------------------------------------------------------------------------------------
 Net increase (decrease) from
    investment operations                               $ (0.76)       $  0.04    $    0.06
-----------------------------------------------------------------------------------------------
 Distribution to shareowners:
    Net investment income                               $ (0.18)       $ (0.28)   $      --
-----------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value             $ (0.94)       $ (0.24)   $    0.06
-----------------------------------------------------------------------------------------------
 Net asset value, end of period                         $  8.88        $  9.82    $   10.06
===============================================================================================
 Total return*                                            (7.80)%         0.40%        0.60%(a)
 Ratio of net expenses to average net assets               2.45%**        2.45%        2.45%**
 Ratio of net investment income (loss) to
    average net assets                                     0.06%**       (0.34)%      (0.91)%**
 Portfolio turnover rate                                     79%**         130%         100%**
 Net assets, end of period (in thousands)               $ 8,666        $ 9,364    $   8,403
 Ratios with no waiver of fees and
    assumption of expenses by the Adviser
    and no reduction for fees paid indirectly:
    Total expenses to average net assets                   2.86%**        3.13%        3.58%**
    Net investment income (loss) to average net assets    (0.35)%**      (1.02)%      (2.04)%**
===============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

-----------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended         Year
                                                         2/29/16       Ended      12/30/13
                                                         (unaudited)   8/31/15    to 8/31/14
-----------------------------------------------------------------------------------------------
Class Y
 Net asset value, beginning of period                    $  9.91       $ 10.13    $   10.00
-----------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                         $  0.05(c)    $  0.09    $    0.01(a)
    Net realized and unrealized
       gain (loss) on investments                          (0.76)         0.04         0.12
-----------------------------------------------------------------------------------------------
 Net increase (decrease) from
    investment operations                                $ (0.71)      $  0.13    $    0.13
-----------------------------------------------------------------------------------------------
 Distribution to shareowners:
    Net investment income                                $ (0.24)      $ (0.35)   $      --
-----------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value              $ (0.95)      $ (0.22)   $    0.13
-----------------------------------------------------------------------------------------------
 Net asset value, end of period                          $  8.96       $  9.91    $   10.13
===============================================================================================
 Total return*                                             (7.25)%        1.29%        1.30%(b)
 Ratio of net expenses to average net assets                1.45%**       1.45%        1.45%**
 Ratio of net investment income (loss) to
   average net assets                                       1.05%**       0.28%        0.10%**
 Portfolio turnover rate                                      79%**        130%         100%**
 Net assets, end of period (in thousands)                $23,482       $32,607    $   8,592
 Ratios with no waiver of fees and
    assumption of expenses by the Adviser
    and no reduction for fees paid indirectly:
    Total expenses to average net assets                    1.85%**       2.06%        2.58%**
    Net investment income (loss) to average net assets      0.65%**      (0.33)%      (1.03)%**
===============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.

**   Annualized.

(a) The amount shown for a share outstanding does not correspond to the Net Investment Loss on the Statement of Operations due to the timing of sales and repurchases of shares.

(b)  Not annualized.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 33

Notes to Financial Statements | 2/29/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Long/Short Opportunistic Credit Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares commenced operations on December 30, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

34 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 35

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 29, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income & Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly

32 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 29, 2016 was $211,011 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 37 where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended February 29, 2016 was $(3,113,651).

     At February 29, 2016, open futures contracts were as follows:

     -------------------------------------------------------------------------------------
                                       Number of
                                       Contracts
                                       Long/       Settlement                 Unrealized
     Type               Counterparty   (Short)     Month/Year   Value         Appreciation
     -------------------------------------------------------------------------------------
     U.S. 10 Year Note  Citibank NA    (8)         6/16         $(1,044,125)  $1,375
     U.S. Ultra Bond    Citibank NA    (9)         6/16          (1,558,406)   3,375
     -------------------------------------------------------------------------------------
     Total                                                      $(2,602,531)  $4,750
     =====================================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

38 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $820,537
     ---------------------------------------------------------------------------
          Total                                                         $820,537
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 1,167,384
     Capital loss carryforward                                       (1,279,630)
     Unrealized depreciation                                           (535,858)
     ---------------------------------------------------------------------------
          Total                                                     $  (648,104)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to credit default swaps and the mark to market of forwards, swaps, options and future contracts.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $290 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2016.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 39

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.   Insurance Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for

40 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

     PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

K.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an up front payment to the protection seller in exchange for the rights to receive a contingent payment. An up front payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 41

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at February 29, 2016 was $291,157 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the six months ended February 29, 2016 was $(2,459,622).

L.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

42 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

     Open interest rate swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of interest swap contracts open during the six months ended February 29, 2016 was $(41,160).

M.   Total Return Swap Contracts

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     Open interest rate swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended February 29, 2016 was $(263,849).

N.   Credit Default Swaption Writing

     The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the swaption. When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 43 of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption. The Fund had no outstanding written credit default swaption contracts at February 29, 2016.

     The average value of written swaption contracts open during the six months ended February 29, 2016 was $(14,581).

     Transactions in written swaptions for the six months ended February 29, 2016 are summarized as follows:

     ---------------------------------------------------------------------------
                                                   Number of       Premiums
                                                   Contracts       Received/Paid
     ---------------------------------------------------------------------------
     Options outstanding at beginning of period            --      $       --
     Options opened                                (9,466,000)        (76,451)
     Options exercised                                     --              --
     Options closed                                        --              --
     Options expired                                9,466,000          76,451
     ---------------------------------------------------------------------------
     Options outstanding at end of period                  --      $       --
     ===========================================================================

O.   Credit Default Swaption Purchased

     The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the

44 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 premium originally paid. The average value of contracts open during the six months ended February 29, 2016 was $12,778. There were no outstanding purchased credit default swaptions open at February 29, 2016.

P.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written options contracts open during the six months ended February 29, 2016 was ($305,884). Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     The Fund held four written put option contracts that were open at February 29, 2016. If the put options were exercised at February 29, 2016, the maximum amount the Fund would have been required to pay was $498,381.

     ---------------------------------------------------------------------------
                                                       Number of      Premiums
                                                       Contracts      Received
     ---------------------------------------------------------------------------
     Options outstanding at beginning of period        (202)          $(249,436)
     Options opened                                    (618)           (740,925)
     Options exercised                                  410             491,980
     Options closed                                      --                  --
     Options expired                                     --                  --
     ---------------------------------------------------------------------------
     Options outstanding at end of period              (410)          $(498,381)
     ===========================================================================

Q.   Options Purchased

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 45 the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average value of purchased options contracts open during the six months ended February 29, 2016 was $404,341. Purchased option contracts outstanding at period end are listed within the Fund's schedule of investments.

R.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.15% of the average daily net assets of the Fund up to $1 billion and 1.05% of the

46 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Fund's average daily net assets over $1 billion. For the six months ended February 29, 2016, the management fee was equivalent to 1.15% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 1.70%, 2.45% and 1.45% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2017. Fees waived and expenses reimbursed during the six months ended February 29, 2016 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,891 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $1,527
Class C                                                                      581
Class Y                                                                    3,262
--------------------------------------------------------------------------------
Total                                                                     $5,370
================================================================================

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 47

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,011 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at February 29, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,206 in distribution fees payable to PFD at February 29, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2016, CDSC's in the amount of $1,585 were paid to PFD.

5. Forward Foreign Currency Contracts

During the six months ended February 29, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended February 29, 2016 was $(2,867,012).

48 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------------------
                                                   In
Currency                           Currency        Exchange                        Settlement   Unrealized
Sold              Deliver          Purchased       for            Counterparty     Date         Appreciation
------------------------------------------------------------------------------------------------------------
EUR (Euro)            (115,106)    USD                129,589     Citibank NA      3/16/16      $   4,186
EUR (Euro)            (553,631)    USD                608,593     JP Morgan        3/16/16          5,438
                                                                  Chase Bank NA
KRW (South        (672,880,611)    USD                556,284     JP Morgan        4/21/16         14,051
Korean Won)                                                       Chase Bank NA
NZD (New              (284,438)    AUD                263,735     JPMorgan         5/23/16          1,089
Zealand Dollar)                    (Australian                    Chase Bank NA
                                   Dollar)
JPY (Japanese      (34,307,263)    USD                306,384     JPMorgan         5/25/16          1,437
Yen)                                                              Chase Bank NA
AUD (Australian       (258,794)    USD                186,402     JPMorgan         5/25/16          2,383
Dollar)                                                           Chase Bank NA
ZAR (South          (1,887,323)    USD                121,934     JPMorgan         5/25/16          4,916
African Rand)                                                     Chase Bank NA
HUF (Hungarian     (79,619,344)    USD                285,245     JPMorgan         5/25/16          5,706
Forint)                                                           Chase Bank NA
NZD (New              (568,084)    USD                377,258     JPMorgan         5/25/16          4,898
Zealand Dollar)                                                   Chase Bank NA
EUR (Euro)            (255,707)    USD                282,703     JPMorgan         5/25/16          3,485
                                                                  Chase Bank NA
------------------------------------------------------------------------------------------------------------
Total                                                                                           $  47,589
============================================================================================================

------------------------------------------------------------------------------------------------------------
                                                   In
Currency                           Currency        Exchange                        Settlement   Unrealized
Sold              Deliver          Purchased       for            Counterparty     Date         Depreciation
------------------------------------------------------------------------------------------------------------
USD                   (550,493)    EUR (Euro)         487,592     Goldman Sachs    3/16/16      $ (19,285)
                                                                  International
USD                   (428,672)    EUR (Euro)         390,032     Citibank NA      3/16/16         (3,751)
USD                   (762,529)    EUR (Euro)         693,770     JP Morgan        3/16/16         (6,699)
                                                                  Chase Bank NA
USD                   (298,413)    INR (Indian     20,525,000     Goldman Sachs    4/21/16           (583)
                                   Rupee)                         International
SGD (Singapore        (388,867)    USD                269,950     JP Morgan        4/25/16         (6,173)
Dollar)                                                           Chase Bank NA
CAD (Canadian         (600,107)    MXN              7,833,497     JPMorgan         4/25/16        (13,421)
Dollar)                            (Mexican Peso)                 Chase Bank NA
SEK (Swedish        (3,943,441)    USD                461,000     JPMorgan         4/25/16           (826)
Krona)                                                            Chase Bank NA
CZK (Czech         (11,452,630)    USD                458,541     Citibank NA      4/25/16         (2,764)
Koruna)
TWD (New           (18,848,762)    USD                565,944     JPMorgan         5/18/16           (474)
Taiwan Dollar)                                                    Chase Bank NA
CAD                   (245,262)    USD                177,600     Citibank NA      5/25/16         (3,863)
(Canadian Dollar)
------------------------------------------------------------------------------------------------------------
Total                                                                                           $ (57,839)
============================================================================================================

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 49

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

50 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 29 2016.

---------------------------------------------------------------------------------------------------
                      Derivative
                      Assets
                      Subject to        Derivatives   Non-Cash       Cash           Net Amount
                      Master Netting    Available     Collateral     Collateral     of Derivative
Counterparty          Agreement         for Offset    Received (a)   Received (a)   Assets (b)
---------------------------------------------------------------------------------------------------
Barclays Bank Plc     $    130,406      $ (11,842)    $        --    $       --     $ 118,564
Citibank NA                  4,186         (4,186)             --            --            --
Goldman Sachs
 International              81,706        (81,706)             --            --            --
JPMorgan Chase
 & Co.                      67,041        (67,041)             --            --            --
Morgan Stanley
 Capital
 Services LLC               35,145        (35,145)             --            --            --
---------------------------------------------------------------------------------------------------
Total                 $    318,484      $(199,920)    $        --    $       --     $ 118,564
===================================================================================================

---------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to        Derivatives   Non-Cash       Cash           Net Amount
                      Master Netting    Available     Collateral     Collateral     of Derivative
Counterparty          Agreement         for Offset    Pledged (a)    Pledged (a)    Liabilities (c)
---------------------------------------------------------------------------------------------------
Barclays Bank Plc     $    (11,842)     $  11,842     $        --    $       --     $      --
Citibank NA                (10,378)         4,186              --         6,192            --
Goldman Sachs
 International            (665,928)        81,706         584,222            --            --
JPMorgan Chase
 & Co.                    (387,832)        67,041         320,791            --            --
Morgan Stanley
 Capital
 Services LLC             (56,990)         35,145              --            --       (21,845)
---------------------------------------------------------------------------------------------------
Total                 $(1,132,970)      $ 199,920     $   905,013    $    6,192     $ (21,845)
===================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 51

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 29, 2016 was as follows:

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                        Foreign
                          Interest         Credit       Exchange    Equity        Commodity
                          Rate Risk        Risk         Rate Risk   Risk          Risk
---------------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
   of forward foreign
   currency contracts     $           --   $        --  $  47,589   $        --   $        --
 Unrealized
   appreciation of
   futures contracts               4,750            --         --            --            --
---------------------------------------------------------------------------------------------
Total Value               $        4,750   $        --  $  47,589   $        --   $        --
=============================================================================================
Liabilities
 Unrealized depreciation
   of forward foreign
   currency contracts     $           --   $        --  $ (57,839)  $        --   $        --
 Net unrealized
   depreciation
   on swap contracts            (632,184)       41,993         --            --            --
 Written options                      --            --         --      (300,015)           --
---------------------------------------------------------------------------------------------
Total Value               $     (632,184)  $    41,993  $ (57,839)  $  (300,015)  $        --
=============================================================================================

52 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 29, 2016 was as follows:

----------------------------------------------------------------------------------------
Statement of Operations
                                                     Foreign
                      Interest     Credit            Exchange                  Commodity
                      Rate Risk    Risk              Rate Risk   Equity Risk   Risk
----------------------------------------------------------------------------------------
 Net realized gain
   (loss) on
   Futures contracts  $ (324,519)  $            --   $      --   $         --  $     --
   Written options            --            76,451          --        372,214        --
   Swap contracts             --        (2,145,893)         --             --        --
   Forward foreign
     currency
     contracts*               --                --     (62,968)            --        --
----------------------------------------------------------------------------------------
Total Value           $ (324,519)  $    (2,069,442)  $ (62,968)  $    372,214  $     --
========================================================================================
 Change in net
   unrealized
   appreciation
   (depreciation) on
   Futures contracts  $    5,297   $            --   $      --   $         --  $     --
   Written options            --                --          --        490,795        --
   Swap contracts       (612,410)          193,998          --             --        --
   Forward foreign
    currency
    contracts*                --                --     (31,138)            --        --
----------------------------------------------------------------------------------------
Total Value           $ (607,113)  $       193,998   $ (31,138)  $    490,795  $     --
========================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 53

ADDITIONAL INFORMATION (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with PIM to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

54 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Long/Short Opportunistic Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 55 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

56 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees noted the investment management expertise and resources required to implement the Fund's complex investment strategy. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups, and that the Fund has not been able to take advantage of the economies of scale afforded by greater asset size. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 57 performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

58 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16 59

Trustees, Officers and Service Providers

Trustees                                  Advisory Trustee
Thomas J. Perna, Chairman                 Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                      Officers
Margaret B.W. Graham                      Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi                         Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                          Christopher J. Kelley, Secretary and
                                             Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

64 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/29/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 27687-02-0416

                        Pioneer Absolute Return
                        Bond Fund

--------------------------------------------------------------------------------
                        Semiannual Report | February 29, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     ABRDX
                        Class C     ARCBX
                        Class K     ARBKX
                        Class Y     ARBYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          27

Notes to Financial Statements                                                 35

Approval of Investment Advisory Agreement                                     60

Trustees, Officers and Service Providers                                      65

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 29, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 3

Portfolio Management Discussion | 2/29/16

In the following interview, portfolio managers Tanguy Le Saout and Cosimo Marasciulo discuss the factors that influenced Pioneer Absolute Return Bond Fund's performance during the six-month period ended February 29, 2016, as well as their investment approach in managing the Fund. Mr. Le Saout, Head of European Fixed Income and a portfolio manager based in Pioneer's Dublin office, and Mr. Marasciulo, Head of Government Bonds and a portfolio manager at Pioneer, also based in Dublin, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended
     February 29, 2016?

A Pioneer Absolute Return Bond Fund's Class A shares returned -2.85% at net asset value during the six-month period ended February 29, 2016, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index, returned 0.06%. During the same period, the average return of the 306 mutual funds in Lipper's Alternative Credit Focus Funds category was -3.45%, and the average return of the 537 mutual funds in Morningstar's Non-Traditional Bond Funds category was -2.94%.

Q    Can you provide an overview of the Fund's investment approach?

A The big picture is that we aim to have the Fund's annualized return exceed that of three-month Treasury bills, while targeting portfolio volatility that is similar to that of T-bills as well. To achieve this, we seek to provide positive absolute Fund returns, regardless of market conditions.

     Obviously, if we are going to be successful in achieving our goals, the Fund's returns cannot be overly dependent on the price performance of one or more fixed-income categories. Therefore, in seeking positive Fund returns regardless of market conditions, we divide the portfolio into two distinct parts.

     The core of the Fund's portfolio invests in three-month Treasury bills. This part of the portfolio effectively aims to match the return of the BofA ML Index benchmark. For the remainder of the portfolio, we utilize an overlay approach based on investments in a wide variety of lowly correlated, highly diversified securities that we believe are sources of potential return for the Fund. Each of those investments is designed to provide the Fund with alpha, or excess return. (Alpha measures risk-adjusted performance, representing excess return relative to the return of the benchmark.)

4 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

     We implement the overlay approach mainly via investments in derivatives; however, in cases where derivatives cannot be used, the remainder of the portfolio's "alpha-geared" investments can be allocated into bonds, each of which is focused on a different segment of the fixed-income market. Importantly, each investment in the "alpha" sleeve of the Fund's portfolio seeks to benefit from both positive and negative market returns. This means the Fund takes positions in some asset categories within the broad bond market through long exposures, while also taking positions against other asset categories via short exposures. (Long/Short positioning involves taking long, or bought positions in fixed-income/equity securities in anticipation that they will increase in value, and taking short, or sold positions in fixed-income/equities in anticipation that they will decrease in value.) This, in our view, provides the Fund with an added level of diversification* across different asset classes when compared with investment vehicles in which asset allocation and security selection are more closely tied together.

     Importantly, we closely track the portfolio's risks assumed across all of the alpha-related strategies, and operate within an overall "risk budget" based on our objective of avoiding negative Fund returns over a 12-month period (full fiscal year).

Q Can you discuss the investment strategies that had the biggest effects on the Fund's benchmark-relative performance during the six-month period ended February 29, 2016?

A In addition to the core position in three-month Treasuries, the Fund had a number of different positions across the alpha portion of the portfolio during the period.

     The Fund's relative-value positions were the leading detractors from benchmark-relative returns over the six-month period. Notably, the Fund was short the 10-year Italian government bond and had corresponding long positions in 30-year Spanish and Italian bonds. We took that stance in view of the recent underperformance of longer-term bonds in those markets, and in anticipation that Spanish government bonds would outperform their Italian counterparts. However, heightened political uncertainty in Spain following December's inconclusive national election caused long Spanish bonds to underperform.

     The Fund's positioning with respect to U.S. interest rates was also a detractor from relative returns during the period. We shorted the five-year Treasury based on our view that the markets had become complacent about the likely pace of short-term rate hikes by the U.S. Federal Reserve (the Fed)

*    Diversification does not assure a profit nor protect against loss.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 5 and the corresponding impact on yields farther out on the yield curve. We based the portfolio's positioning, in part, on our analysis of the Fed's "dot chart," which displays the sentiment of individual Federal Open Market Committee members as to the likely direction and extent of changes in the Federal funds rate. Unfortunately, a number of factors combined to undermine inflation expectations over the six-month period, resulting in a decline in Treasury rates. These included signs of softening U.S. economic growth, further weakness in oil prices, and China's currency devaluation in August 2015, just prior to the start of the six-month period.

     Positioning with regard to European interest rates was similar, as we shorted the 10-year German bund. This stance also detracted from the Fund's relative returns, due in part to interest-rate-lowering efforts by the European Central Bank that were more aggressive than expected. Finally, a position designed to benefit from any increase in inflation expectations in Europe and Japan detracted from the Fund's relative returns, given the continued slide in oil prices and lack of upward pressure on European wages.

     On the positive side, we anticipated that there would be elevated volatility in European bond markets, and took a portfolio position designed to benefit from a substantial move in long-term bond yields - in either direction - within the region. The trade worked out well for the Fund in early 2016, as European bond markets rallied and the curve flattened due to substantial yield decreases on long-term bonds. Another strategy that added value to the Fund's relative performance during the period was our attempt to take advantage of a divergence between Japanese and European interest rates. Specifically, while deposit rates in Europe were lower than in Japan, the reverse was true with respect to two-year bond yields. We took a portfolio position designed to benefit from those conditions, as market expectations regarding the relative steepness of the European and Japanese yield curves normalized.

Q Please discuss the role of derivatives in implementing the Fund's investment approach during the six-month period ended February 29, 2016

A We implement virtually all of the Fund's strategies via derivatives, and so the Fund's performance will always be influenced by the use of such securities. For instance, when we want to short U.S. Treasuries in the portfolio, we will do so mainly by selling Treasury futures, or sometimes by buying "put" options. (A "put" option is a contractual agreement that gives

6 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 the contract owner the right, but not the obligation, to sell a security at a pre-determined, fixed price for a certain period of time, regardless of the current market price of that security.)

     Similarly, with the portfolio's currency investments, we use forward contracts and options to gain the desired exposures. With respect to credit markets where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our investment views.

Q What is your assessment of the current macroeconomic climate and the investment opportunities it may present?

A Recently, we have adopted a more neutral portfolio stance with regard to global economic growth prospects as well as interest rates in comparison to prior months. We did this because, on the one hand, central banks overseas are continuing to signal the adoption of non-conventional measures such as negative interest rates, while simultaneously increasing their asset-purchase programs. On the other hand, however, while those policies may support bond valuations in the short-term, we believe there is little long-term value given the current level of global bond yields.

     We expect the European and U.S. economies to grow at a slow, but steady pace, and view the prospect of either economy falling back into recession as unlikely. Employment growth is strong, and we believe the persistent decline in oil prices will provide a boost to consumption that will become increasingly evident as we move through 2016. It is true that manufacturing sectors are experiencing some difficulties, but they account for a modest proportion of these economies. Still, we recognize that economic growth in a number of countries is struggling to regain traction due to a lack of structural reforms. In addition, there are fears over the impact of a stronger U.S. dollar on many emerging markets nations.

     Against this backdrop, we believe any Fed rate-hiking cycle will likely be slow and gradual, and that U.S. Treasury yields may remain range-bound at current levels for some time. However, we believe there is a significant story developing in Europe that could have major implications for investors.

     The political backdrop in Europe is arguably as problematic as it has been for many years. The list of concerns includes a migrant crisis that is putting enormous pressure on German Chancellor Merkel, and which could have serious consequences for European trade. In Italy, the "bad bank" situation lingers, meaning that the Italian economy will likely continue to stagnate. Spain, in effect, is without a government, the problems in Greece are nowhere near a resolution, and citizens in the U.K. will soon be facing a

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 7 referendum on exiting the common market altogether. Given the many sources of uncertainty, among other consequences, we believe peripheral European sovereign bonds may at some stage become vulnerable to substantial spread widening. (Credit spreads are commonly referred to as the differences in yields between Treasuries and other types of fixed-income securities with similar maturities.)

     We will continue to monitor those and other macroeconomic factors closely as we seek to inform our decisions regarding the various positions implemented within the alpha portion of the portfolio.

Please refer to the Schedule of Investments on pages 18-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

Pioneer Absolute Return Bond invests in derivatives, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

The Fund is subject to duration risk. Duration seeks to measure the price sensitivity of a fixed income security to interest rates. The longer a portfolio's duration, the more sensitive it will be to changes in interest rates.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

8 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

There is no assurance that these and other strategies used by the Fund will be successful. The Fund is not intended to outperform stocks and bonds during strong market rallies. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 9

Portfolio Summary | 2/29/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)(#)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 89.0%
Foreign Government Bonds                                                    9.7%
Swaptions                                                                   1.1%
Options                                                                     0.2%

(#) The chart does not include all of the Fund's derivative investments. For Information regarding derivative investments, see the Portfolio Management Discussion, the Schedule of Investments and the Notes to Financial Statements.

Geographical Diversification
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country or domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              90.3%
Italy                                                                       2.9%
Ireland                                                                     2.2%
Japan                                                                       2.1%
Norway                                                                      1.6%
Germany                                                                     0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

  1. U.S. Treasury Bills, 6/30/16                                         24.39%
--------------------------------------------------------------------------------
  2. U.S. Treasury Bills, 5/26/16                                         22.76
--------------------------------------------------------------------------------
  3. U.S. Treasury Bills, 9/15/16                                         18.34
--------------------------------------------------------------------------------
  4. U.S. Treasury Bills, 3/3/16                                          13.16
--------------------------------------------------------------------------------
  5. U.S. Treasury Bills, 4/7/16                                           8.95
--------------------------------------------------------------------------------
  6. Italy Buoni Poliennali Del Tesoro, 2.7%, 3/1/47                       2.90
--------------------------------------------------------------------------------
  7. Ireland Government Bond, 2.4%, 5/15/30                                2.20
--------------------------------------------------------------------------------
  8. Japanese Government CPI Linked Bond, 0.1%, 9/10/23                    1.92
--------------------------------------------------------------------------------
  9. Norway Government Bond, 1.75%, 3/13/25                                1.63
--------------------------------------------------------------------------------
 10. U.S. Treasury Bills, 1/5/17                                           1.37
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. Due to the exclusion of derivatives, the list may not represent the Fund's market exposures. See the Portfolio Management Discussion, the Schedule of Investments and the Notes to Financial Statements. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Prices and Distributions | 2/29/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                           2/29/16                       8/31/15
--------------------------------------------------------------------------------
           A                               $9.16                         $9.67
--------------------------------------------------------------------------------
           C                               $9.15                         $9.63
--------------------------------------------------------------------------------
           K                               $9.18                         $9.70
--------------------------------------------------------------------------------
           Y                               $9.16                         $9.69
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-2/29/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment         Short-Term         Long-Term
          Class              Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A                $0.2375                 $--               $--
--------------------------------------------------------------------------------
           C                $0.1711                 $--               $--
--------------------------------------------------------------------------------
           K                $0.2517                 $--               $--
--------------------------------------------------------------------------------
           Y                $0.2697                 $--               $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-15.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 11

Performance Update | 2/29/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Absolute Return Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                Net        Public     BofA ML
                Asset      Offering   3-Month
                Value      Price      U.S. Treasury
Period          (NAV)      (POP)      Bill Index
--------------------------------------------------------------------------------
Life of Class
(1/30/14)       -2.54%     -4.67%     0.05%
1 Year          -2.95      -7.36      0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                Gross      Net
--------------------------------------------------------------------------------
                2.98%      1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer Absolute    BofA ML 3-month US
        Return Bond Fund    Treasury Bill Index
1/14    $9,550              $10,000
2/14    $9,484              $10,000
2/15    $9,329              $10,003
2/16    $9,054              $10,011

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                   BofA ML
                                   3-Month
                If       If        U.S. Treasury
Period          Held     Redeemed  Bill Index
--------------------------------------------------------------------------------
Life of Class
(1/30/14)       -3.24%   -3.24%    0.05%
1 Year          -3.63    -3.63     0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                Gross    Net
--------------------------------------------------------------------------------
                3.73%    1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer Absolute    BofA ML 3-month US
        Return Bond Fund    Treasury Bill Index
1/14    $10,000             $10,000
2/14    $ 9,930             $10,000
2/15    $ 9,689             $10,003
2/16    $ 9,337             $10,011

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 13

Performance Update | 2/29/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
               Net           BofA ML
               Asset         3-Month
               Value         U.S. Treasury
Period         (NAV)         Bill Index
--------------------------------------------------------------------------------
Life of Fund
(1/30/14)      -2.37%        0.05%
1 Year         -2.60         0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
               Gross         Net
--------------------------------------------------------------------------------
               2.70%         0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Pioneer Absolute     BofA ML 3-month US
        Return Bond Fund     Treasury Bill Index
1/14    $10,000              $10,000
2/14    $ 9,930              $10,000
2/15    $ 9,768              $10,003
2/16    $ 9,514              $10,011

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class K shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                Net          BofA ML
                Asset        3-Month
                Value        U.S. Treasury
Period          (NAV)        Bill Index
--------------------------------------------------------------------------------
Life of Class
(1/30/14)       -2.26%       0.05%
1 Year          -2.62        0.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                Gross        Net
--------------------------------------------------------------------------------
                2.70%        0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

        Pioneer Absolute        BofA ML 3-month US
        Return Bond Fund        Treasury Bill Index
1/14    $5,000,000              $5,000,000
2/14    $4,970,000              $5,000,029
2/15    $4,896,425              $5,001,567
2/16    $4,768,052              $5,005,434

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on actual returns from September 1, 2015, through February 29, 2016.

-------------------------------------------------------------------------------------------------------
 Share Class                        A                    C                   K                    Y
-------------------------------------------------------------------------------------------------------
 Beginning Account              $1,000.00            $1,000.00           $1,000.00            $1,000.00
 Value on 9/1/15
-------------------------------------------------------------------------------------------------------
 Ending Account                 $  971.50            $  967.70           $  972.00            $  972.80
 Value (after expenses)
 on 2/29/16
-------------------------------------------------------------------------------------------------------
 Expenses Paid                  $    4.56            $    8.07           $    3.68            $    3.09
 During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.93%, 1.65%, 0.75% and 0.63% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half year period).

16 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2015, through February 29, 2016.

-------------------------------------------------------------------------------------------------------
 Share Class                        A                    C                   K                    Y
-------------------------------------------------------------------------------------------------------
 Beginning Account              $1,000.00            $1,000.00           $1,000.00            $1,000.00
 Value on 9/1/15
-------------------------------------------------------------------------------------------------------
 Ending Account                 $1,020.24            $1,016.66           $1,021.13            $1,021.73
 Value (after expenses)
 on 2/29/16
-------------------------------------------------------------------------------------------------------
 Expenses Paid                  $    4.67            $    8.27           $    3.77            $    3.17
 During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.93%, 1.65%, 0.75% and 0.63% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half year period).

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 17

Schedule of Investments | 2/29/16 (unaudited)

---------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                            Value
---------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 102.1%
          310,000   U.S. Treasury Bills, 1/5/17 (b)                                   $     308,516
        2,970,000   U.S. Treasury Bills, 3/3/16 (b)                                       2,969,976
        2,020,000   U.S. Treasury Bills, 4/7/16 (b)                                       2,019,491
        5,140,000   U.S. Treasury Bills, 5/26/16 (b)                                      5,136,042
        5,510,000   U.S. Treasury Bills, 6/30/16 (b)                                      5,503,788
        4,150,000   U.S. Treasury Bills, 9/15/16 (b)                                      4,139,505
                                                                                      -------------
                                                                                      $  20,077,318
---------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                    (Cost $20,077,781)                                                $  20,077,318
---------------------------------------------------------------------------------------------------
                    FOREIGN GOVERNMENT BONDS -- 11.1%
EUR       162,403   Deutsche Bundesrepublik Inflation Linked Bond, 0.1%, 4/15/46      $     199,359
EUR       399,000   Ireland Government Bond, 2.4%, 5/15/30                                  496,292
EUR       580,000   Italy Buoni Poliennali Del Tesoro, 2.7%, 3/1/47                         654,136
JPY     3,388,572   Japanese Government CPI Linked Bond, 0.1%, 3/10/24                       30,913
JPY    47,518,000   Japanese Government CPI Linked Bond, 0.1%, 9/10/23                      433,495
NOK     3,060,000   Norway Government Bond, 1.75%, 3/13/25                                  367,162
                                                                                      -------------
                                                                                      $   2,181,357
---------------------------------------------------------------------------------------------------
                    TOTAL FOREIGN GOVERNMENT BONDS
                    (Cost $2,217,819)                                                 $   2,181,357
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal                                                        Strike  Expiration
Amount ($)          Description        Counterparty              Price   Date         Value
---------------------------------------------------------------------------------------------------
                    CURRENCY CALL OPTIONS PURCHASED -- 0.2%
GBP        80,000   Call GBP Put USD   Morgan Stanley
                                       Capital Services LLC      1.4375  3/3/16       $           1
EUR       160,000   Call EUR Put USD   Goldman Sachs
                                       International             1.1050  3/2/16                  31
           40,000   Call USD Put PLN   Morgan Stanley
                                       Capital Services LLC      3.9700  3/1/16                 246
AUD       170,000   Call AUD Put NZD   Goldman Sachs
                                       International             1.0900  3/18/16                897
           60,000   Call USD Put ZAR   Morgan Stanley
                                       Capital Services LLC     15.7000  3/4/16               1,010
          120,000   Call USD Put KRW   Goldman Sachs
                                       International          1213.0000  3/2/16               2,120
          230,000   Call USD Put CNY   Barclays Bank Plc         6.4000  10/25/16            11,823
          250,000   Call USD Put CNY   Barclays Bank Plc         6.4000  10/25/16            12,851
          250,000   Call USD Put CNY   Deutsche Bank AG          6.4000  10/25/16            12,851
---------------------------------------------------------------------------------------------------
                    TOTAL CURRENCY CALL OPTIONS PURCHASED                             $      41,828
                                                                                      -------------
                    (Premiums paid $15,793)                                           $      41,828
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

---------------------------------------------------------------------------------------------------
Principal                                                       Strike   Expiration
Amount ($)          Description        Counterparty             Price    Date         Value
---------------------------------------------------------------------------------------------------
                    CURRENCY PUT OPTIONS PURCHASED -- 0.0%+
          130,000   Put USD Call TRY   Goldman Sachs
                                       International              2.650  6/28/16      $          39
PLN       230,000   Put PLN Call HUF   Goldman Sachs
                                       International             73.450  3/3/16               1,715
           60,000   Put USD Call CLP   Goldman Sachs
                                       International            700.000  11/17/16             1,913
---------------------------------------------------------------------------------------------------
                    TOTAL CURRENCY PUT OPTIONS PURCHASED                              $       3,666
                                                                                      -------------
                    (Premiums paid $4,186)                                            $       3,666
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal           Pay/      Floating   Pay/    Fixed                   Expiration
Amount ($)          Receive   Rate       Receive Rate   Counterparty     Date         Value
---------------------------------------------------------------------------------------------------
                    CREDIT DEFAULT SWAPTIONS PURCHASED -- 0.1%
          500,000   Receive   USD 10Yr   Pay     2.740  Morgan
                              ITRAXX                    Stanley
                                                        Capital
                                                        Services LLC     3/9/17       $       3,086
EUR     3,100,000   Pay       EUR 5Yr    Receive 1.000  Barclays
                              ITRAXX                    Bank Plc         3/16/16              8,411
---------------------------------------------------------------------------------------------------
                    TOTAL CREDIT DEFAULT SWAPTIONS PURCHASED                          $      11,497
                                                                                      -------------
                    (Premiums paid $24,777)                                           $      11,497
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal           Pay/      Floating   Pay/    Fixed                   Expiration
Amount ($)          Receive   Rate       Receive Rate   Counterparty     Date         Value
---------------------------------------------------------------------------------------------------
                    INTEREST RATE SWAPTIONS PURCHASED -- 1.3%
        5,300,000   Receive   USD 2Yr    Pay     1.100  Morgan
                                                        Stanley
                                                        Capital
                                                        Services LLC     7/15/16      $       9,093
EUR       625,000   Receive   EUR 10 Yr  Pay     0.970  Morgan
                                                        Stanley
                                                        Capital
                                                        Services LLC     2/13/17              9,684
EUR       625,000   Pay       EUR 10 Yr  Receive 0.970  Morgan
                                                        Stanley
                                                        Capital
                                                        Services LLC     2/13/17             30,073
        1,000,000   Receive   USD 30Yr   Pay     2.800  Goldman
                                                        Sachs
                                                        International    5/26/17             30,931
        1,000,000   Pay       USD 30Yr   Receive 2.800  Goldman
                                                        Sachs
                                                        International    5/26/17            171,529
---------------------------------------------------------------------------------------------------
                    TOTAL INTEREST RATE SWAPTIONS PURCHASED                           $     251,311
                                                                                      -------------
                    (Premiums paid $253,934)                                          $     251,311
---------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENT IN SECURITIES -- 114.8%
                    (Cost $22,594,290) (a)                                            $  22,566,977
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 19

---------------------------------------------------------------------------------------------------
Principal           Pay/      Floating   Pay/    Fixed                   Expiration
Amount ($)          Receive   Rate       Receive Rate   Counterparty     Date         Value
---------------------------------------------------------------------------------------------------
                    INTEREST RATE SWAPTIONS WRITTEN -- (1.0)%
GBP     (600,000)   Pay       GBP 30Yr   Receive 2.30   Goldman
                                                        Sachs
                                                        International    5/26/17      $   (168,374)
GBP     (600,000)   Receive   GBP 30Yr   Pay     2.30   Goldman
                                                        Sachs
                                                        International    5/26/17           (19,227)
      (7,950,000)   Receive   USD 2yr    Pay     1.40   Morgan
                                                        Stanley
                                                        Capital
                                                        Services LLC     7/15/16            (4,162)
                                                                                      -------------
                                                                                      $   (191,763)
---------------------------------------------------------------------------------------------------
                      TOTAL INTEREST RATE SWAPTIONS WRITTEN
                      (Premiums received $(198,363))                                  $   (191,763)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal                                                       Strike   Expiration
Amount ($)          Description          Counterparty           Price    Date         Value
---------------------------------------------------------------------------------------------------
                    CURRENCY CALL OPTIONS WRITTEN -- (0.0)%+
        (120,000)   Call USD Put ZAR     Morgan Stanley
                                         Capital Services LLC   15.95    3/4/16       $     (1,064)
         (80,000)   Call USD Put CNY     Morgan Stanley
                                         Capital Services LLC    7.00    8/23/16              (974)
        (130,000)   Call USD Put TRY     Goldman Sachs
                                         International           3.70    6/28/16              (366)
         (80,000)   Call USD Put PLN     Morgan Stanley
                                         Capital Services LLC    4.00    3/1/16                (72)
PLN     (230,000)   Call PLN Put HUF     Goldman Sachs
                                         International          75.00    3/3/16                 --
                                                                                      -------------
                                                                                      $     (2,477)
---------------------------------------------------------------------------------------------------
                      TOTAL CURRENCY CALL OPTIONS WRITTEN
                      (Premiums received $(4,581))                                    $     (2,477)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal                                                       Strike   Expiration
Amount ($)          Description          Counterparty           Price    Date         Value
---------------------------------------------------------------------------------------------------
                    CURRENCY PUT OPTIONS WRITTEN -- (0.0)%+
PLN     (230,000)   Put PLN Call HUF     Goldman Sachs
                                         International          72.25    3/3/16       $       (755)
AUD     (170,000)   Put AUD Call NZD     Goldman Sachs
                                         International          1.065    3/18/16              (429)
                                                                                      -------------
                                                                                      $     (1,184)
---------------------------------------------------------------------------------------------------
                    TOTAL CURRENCY PUT OPTIONS WRITTEN
                    (Premiums received $(845))                                        $     (1,184)
---------------------------------------------------------------------------------------------------
                    OTHER ASSETS & LIABILITIES -- (13.8)%                             $ (2,709,719)
---------------------------------------------------------------------------------------------------
                    TOTAL NET ASSETS -- 100.0%                                        $ 19,661,834
===================================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

+          Amount rounds to less than 0.1% or (0.1)%.

(a) At February 29, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $22,594,290 was as follows:

             Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                    $   155,468
             Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                       (182,781)
                                                                                  -----------
             Net unrealized depreciation                                          $   (27,313)
                                                                                  ===========

(b) Security issued with a zero coupon. Income is earned through accretion of discount.

           Principal amounts are denominated in U.S. Dollars unless otherwise noted:

           AUD     Australian Dollar
           CLP     Chilean Peso
           CNY     New Chinese Yuan
           EUR     European Euro
           GBP     British Pound Sterling
           HUF     Hungarian Forint
           JPY     Japanese Yen
           KRW     New Korean Won
           NOK     Norwegian Krone
           NZD     New Zealand Dollar
           PLN     Polish Zloty
           TRY     Turkish Lira
           ZAR     South African Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2016 aggregated $1,007,207 and $3,684,633, respectively.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT -- BUY PROTECTION

------------------------------------------------------------------------------------------------------
Notional                         Obligation                    Expiration Premiums      Unrealized
Principal ($)   Exchange         Entity/Index       Coupon     Date       Paid          (Depreciation)
------------------------------------------------------------------------------------------------------
EUR (1,500,000) Intercontinental Markit iTraxx
                Exchange         Europe Index       1.00%      12/20/20   $  7,076      $(10,682)
======================================================================================================

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EUR         Euro

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 21

CROSS CURRENCY SWAP AGREEMENT

------------------------------------------------------------------------------------------------------
                                                                            Annual
Notional                                          Floating       Fixed      Expiration  Unrealized
Principal ($)   Counterparty     Pay   Receive    Rate           Rate       Date        (Depreciation)
------------------------------------------------------------------------------------------------------
SEK 5,497,600   Barclays Bank
                Plc              CHF   SEK        STIBOR Fix 3M  0.00%      1/16/24     $(10,969)
======================================================================================================

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

           SEK         Swedish Koruna
           CHF         Swiss Franc

INFLATION RATE SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------
                                                                                        Net
                                                                                        Unrealized
Notional                                  Pay/                Annual       Expiration   Appreciation
Principal ($)     Counterparty            Receive     Index   Fixed Rate   Date         (Depreciation)
------------------------------------------------------------------------------------------------------
EUR   (600,000)   Goldman Sachs
                  International           Receive     EUCPI   1.209%       2/5/25       $ (9,714)
EUR    600,000    Goldman Sachs
                  International           Pay         EUCPI   0.770%       2/5/20          4,225
EUR   (800,000)   Goldman Sachs
                  International           Receive     EUCPI   0.860%       12/1/18       (12,757)
EUR    510,000    Goldman Sachs
                  International           Pay         EUCPI   1.548%       6/30/25        38,147
EUR    350,000    Goldman Sachs
                  International           Pay         EUCPI   0.839%       8/17/20         6,574
EUR   (350,000)   Goldman Sachs
                  International           Receive     EUCPI   0.839%       8/17/25       (14,177)
EUR   (275,000)   Morgan Stanley
                  Capital Services LLC    Receive     EUCPI   1.078%       5/22/19        (7,135)
EUR   (300,000)   Morgan Stanley
                  Capital Services LLC    Receive     EUCPI   0.988%       5/29/19        (6,559)
EUR   (367,500)   Morgan Stanley
                  Capital Services LLC    Receive     EUCPI   1.238%       2/7/19        (19,453)
       994,250    Credit Suisse
                  International           Pay         USCPI   2.145%       2/7/19         50,897
        79,000    Morgan Stanley
                  Capital Services LLC    Pay         USCPI   1.508%       11/9/20           510
------------------------------------------------------------------------------------------------------
Total                                                                                   $ 30,558
======================================================================================================

             EUCPI      Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA
             USCPI      United States Consumer Price Index

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

             EUR         Euro

The accompanying notes are an integral part of these financial statements.

22 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

INTEREST RATE SWAP AGREEMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           Net
                                                                          Annual                 Premiums  Unrealized
Notional                                  Pay/        Floating            Fixed      Expiration  Received  Appreciation
Principal ($)    Counterparty             Receive     Rate                Rate       Date        (Paid)    (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
AUD   (588,500)  Morgan Stanley                       LIBOR AUD
                 Capital Services LLC     Receive     3 Month             3.280%     1/13/25      --       $   (10,390)
AUD   (611,800)  Morgan Stanley                       LIBOR AUD
                 Capital Services LLC     Receive     3 Month             3.160%     2/5/25       --            (8,178)
AUD    640,000   Deutsche Bank            Receive     LIBOR AUD
                                                      6 Month             2.980%     11/26/25     --            20,303
AUD    638,000   Morgan Stanley                       LIBOR AUD
                 Capital Services LLC     Pay         6 Month             2.870%     1/13/16     (35)           15,256
AUD    300,000   Deutsche Bank            Pay         LIBOR AUD
                                                      6 Month             2.840%     1/25/26      --             6,983
AUD    246,750   Deutsche Bank            Pay         LIBOR AUD
                                                      6 Month             2.740%     2/3/26       --             4,046
AUD    (74,000)  Morgan Stanley                       LIBOR AUD
                 Capital Services LLC     Receive     6 Month             2.980%     2/10/26      --              (311)
CAD (1,154,000)  Goldman Sachs                        Canadian 3 Month
                 International            Receive     Prime Lending Rate  1.270%     7/17/20      --           (16,158)
CAD (1,154,000)  Goldman Sachs                        Canadian 3 Month
                 International            Receive     Prime Lending Rate  1.260%     7/17/20      --           (15,781)
CNY (6,850,000)  Goldman Sachs                        China 7 Day
                 International            Receive     Fixing Rate         2.210%     1/25/18      --              (602)
CNY (6,800,000)  Goldman Sachs                        China 7 Day
                 International            Receive     Fixing Rate         2.210%     1/29/18      --              (671)
EUR    660,000   Deutsche Bank            Pay         EURIBOR 6 Month     1.800%     12/15/54     --            43,875
EUR   (970,000)  Deutsche Bank            Receive     EURIBOR 6 Month     1.530%     12/15/64     --           (61,807)
EUR   (510,000)  Deutsche Bank            Receive     EURIBOR 6 Month     0.980%     2/16/65      --           (12,138)
EUR    400,000   Deutsche Bank            Pay         EURIBOR 6 Month     1.320%     2/16/55      --            11,626
EUR  1,105,000   Deutsche Bank            Pay         EONIA 1 Day
                                                      Interbank Rate      0.730%     3/20/45      --           (16,309)
EUR (1,375,000)  Deutsche Bank            Receive     EURIBOR 6 Month     0.920%     3/20/45      --            10,223
EUR    275,000   Deutsche Bank            Pay         EURIBOR 6 Month     0.270%     5/22/19      --             4,921
EUR   (300,000)  Deutsche Bank            Pay         EURIBOR 6 Month     0.260%     5/29/19      --             5,254
EUR   (250,000)  Deutsche Bank            Receive     EURIBOR 6 Month     1.650%     3/20/45      --           (49,735)
EUR    200,000   Deutsche Bank            Pay         EONIA 1 Day
                                                      Interbank Rate      1.490%     3/20/45      --            41,860
EUR    310,000   Deutsche Bank            Pay         EURIBOR 6 Month     1.820%     12/15/54                   21,136
EUR   (230,000)  Deutsche Bank            Receive     EURIBOR 6 Month     1.480%     12/15/64     --           (13,836)
EUR  1,310,000   Deutsche Bank            Pay         EONIA 1 Day
                                                      Interbank Rate      0.760%     11/25/24     --            89,774
EUR  1,850,000   Deutsche Bank            Receive     EURIBOR 6 Month     0.270%     1/11/20      --            12,890
EUR   (780,000)  Deutsche Bank            Receive     EURIBOR 6 Month     0.870%     1/12/26      --           (33,559)
EUR   (300,000)  Deutsche Bank            Receive     EURIBOR 6 Month     1.510%     1/12/46      --           (45,753)
EUR    790,000   Deutsche Bank            Pay         EONIA 1 Day
                                                      Interbank Rate      1.280%     1/12/36      --            92,457
EUR  1,800,000   Deutsche Bank            Pay         EURIBOR 6 Month     0.310%     1/15/20      --            14,161

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 23

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           Net
                                                                        Annual                  Premiums   Unrealized
Notional                                  Pay/      Floating            Fixed      Expiration   Received   Appreciation
Principal ($)      Counterparty           Receive   Rate                Rate       Date         (Paid)     (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
EUR      810,000   Deutsche Bank          Pay       EONIA 1 Day
                                                    Interbank Rate      1.270%     1/21/36       --        $    92,078
EUR      275,000   Deutsche Bank          Pay       EONIA 1 Day
                                                    Interbank Rate      1.270%     3/20/45       --             36,432
EUR      372,500   Morgan Stanley
                   Capital Services LLC   Pay       EURIBOR 6 Month     1.004%     2/7/19                       14,531
HKD   (6,300,000)  Goldman Sachs                    Hong Kong
                   International          Receive   3 Month HIBOR       1.540%     2/18/21       79             (6,281)
HKD   (3,200,000)  Goldman Sachs                    Hong Kong
                   International          Receive   3 Month HIBOR       1.500%     2/19/21       39               (706)
JPY  (33,820,000)  Deutsche Bank          Receive   LIBOR JPY 6 Month   0.620%     10/10/24      --            (15,625)
JPY (238,000,000)  Deutsche Bank          Receive   LIBOR JPY 6 Month   0.140%     1/11/20       --            (14,149)
JPY (230,000,000)  Deutsche Bank          Receive   LIBOR JPY 6 Month   0.140%     1/15/20       --            (13,491)
JPY  120,000,000   Deutsche Bank          Receive   LIBOR JPY 6 Month   0.020%     2/22/23       --             (4,303)
NZD      702,000   Morgan Stanley                   NZD Bank
                   Capital Services LLC   Pay       Bill 3 Month        3.850%     1/13/25       --              8,544
NZD      711,000   Morgan Stanley                   NZD Bank Bill
                   Capital Services LLC   Pay       3 Month             3.760%     2/7/25                        6,869
SEK    2,075,000   Barclays Bank Plc      Pay       LIBOR SEK
                                                    3 Month             0.760%     6/22/20                       8,996
SEK    2,390,000   Goldman Sachs                    LIBOR SEK
                   International          Pay       3 Month             0.650%     7/16/20       --              8,495
SEK    4,900,000   Barclays Bank Plc      Pay       LIBOR SEK
                                                    3 Month             0.500%     8/11/20       --             12,418
SEK    2,252,000   Barclays Bank Plc      Pay       LIBOR SEK
                                                    3 Month             0.460%     8/21/20       --              5,125
SEK    2,295,000   Goldman Sachs                    LIBOR SEK
                   International          Pay       3 Month             0.490%     11/17/20      --              4,890
SEK    2,330,000   Goldman Sachs                    LIBOR SEK
                   International          Pay       3 Month             0.420%     11/25/20      --              4,002
SEK    2,265,000   Barclays Bank Plc      Pay       LIBOR SEK
                                                    3 Month             0.420%     12/2/20       --              3,986
THB  (17,000,000)  Morgan Stanley                   Thailand Prime
                   Capital Services LLC   Receive   Lending Rate
                                                    6 Month             1.880%     2/18/21       --              2,004
THB  (17,000,000)  Goldman Sachs                    Thailand Prime
                   International          Receive   Lending Rate
                                                    6 Month             1.890%     2/18/21       --              1,777
THB  (17,000,000)  Goldman Sachs                    Thailand Prime
                   International          Receive   Lending Rate
                                                    6 Month             1.890%     2/18/21       --              1,777
      (1,690,000)  Deutsche Bank          Receive   LIBOR USD
                                                    3 Month             3.040%     11/28/22      --           (103,135)
       3,130,000   Deutsche Bank          Pay       LIBOR USD
                                                    3 Month             2.250%     11/28/18      --             78,210

The accompanying notes are an integral part of these financial statements.

24 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

--------------------------------------------------------------------------------------------------------------
                                                                                                Net
                                                                Annual               Premiums   Unrealized
Notional                               Pay/      Floating       Fixed   Expiration   Received   Appreciation
Principal ($)       Counterparty       Receive   Rate           Rate    Date         (Paid)     (Depreciation)
--------------------------------------------------------------------------------------------------------------
         3,150,000  Deutsche Bank      Pay       LIBOR USD
                                                 3 Month        1.810%  1/23/19        --       $   49,491
        (1,630,000) Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        2.340%  1/23/23                     (43,031)
         (259,500)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.820%  6/19/20        --            (8,634)
         (286,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.830%  7/16/20        --            (9,601)
         (574,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.750%  8/11/20        --           (17,051)
         (270,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.690%  8/21/20        --            (7,254)
          (80,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.540%  11/9/20        --            (2,002)
         (264,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.610%  11/17/20       --            (7,439)
         (266,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.590%  11/25/20       --            (6,864)
         (460,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        2.090%  11/27/25       --           (24,964)
         (259,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.550%  12/2/20        --            (5,951)
         (900,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        2.015%  1/7/26         --           (50,566)
         (434,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.970%  1/14/26        --           (16,863)
         (200,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.910%  1/26/26        --            (6,554)
         (147,500)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.810%  2/4/26         --            (3,360)
       (1,015,000)  Deutsche Bank      Receive   LIBOR USD
                                                 3 Month        1.590%  2/7/19                      (20,342)
--------------------------------------------------------------------------------------------------------------
Total                                                                                $ 83       $    60,996
==============================================================================================================

               Principal amounts are denominated in U.S. Dollars unless otherwise noted:

               AUD         Australian Dollar
               CAD         Canadian Dollar
               CNY         New Chinese Yuan
               EUR         Euro
               HKD         Hong Kong Dollar
               JPY         Japanese Yen
               NZD         New Zealand Dollar
               SEK         Swedish Krone
               THB         Thai Baht

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 25

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 29, 2016, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------
                                        Level 1      Level 2           Level 3  Total
--------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations  $       --   $    20,077,318   $  --    $20,077,318
Foreign Government Bonds                        --         2,181,357      --      2,181,357
Currency Call Options Purchased                 --            41,828      --         41,828
Currency Put Options Purchased                  --             3,666      --          3,666
Credit Default Swaptions Purchased              --            11,497      --         11,497
Interest Rate Swaptions Purchased               --           251,311      --        251,311
--------------------------------------------------------------------------------------------
Total                                   $       --   $    22,566,977   $  --    $22,566,977
============================================================================================
Other Financial Instruments
Net unrealized depreciation
   on futures contracts                 $ (157,624)  $            --   $  --    $  (157,624)
Unrealized appreciation on
   forward foreign currency contracts           --           161,906      --        161,906
Unrealized depreciation on forward
   foreign currency contracts                   --          (226,767)     --       (226,767)
Net unrealized depreciation on
   centrally cleared credit default
   swap contracts                               --           (10,682)     --        (10,682)
Net unrealized depreciation on
   cross currency swaps                         --           (10,969)     --        (10,969)
Net unrealized appreciation on
   inflation swaps                              --            30,558      --         30,558
Net unrealized appreciation on
   interest rate swaps                          --            60,996      --         60,996
Currency call options written                   --            (2,477)     --         (2,477)
Currency put options written                    --            (1,184)     --         (1,184)
Interest rate swaptions written                 --          (191,763)     --       (191,763)
--------------------------------------------------------------------------------------------
Total Other Financial Instruments       $ (157,624)  $      (190,382)  $  --    $  (348,006)
============================================================================================

During the six months ended February 29, 2016, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets as of February 29, 2016:

--------------------------------------------------------------------------------------------
                                        Level 1      Level 2          Level 3  Total
--------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value
   (cost $220,724)                      $       --   $      226,990   $  --    $    226,990
Restricted cash                                 --          413,979      --         413,979
Variation margin for centrally
   cleared swap contracts                       --           57,628      --          57,628
Liabilities:
Variation margin for futures contracts     (16,765)              --      --         (16,765)
--------------------------------------------------------------------------------------------
Total                                   $  (16,765)  $      698,597   $  --    $    681,832
============================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Statement of Assets and Liabilities | 2/29/16 (unaudited)

ASSETS:
   Investment in securities, at value (cost $22,594,290)                  $22,566,977
   Cash                                                                       305,058
   Foreign currencies, at value (cost $220,724)                               226,990
   Restricted cash*                                                           413,979
   Receivables --
      Investment securities sold                                            2,017,418
      Interest                                                                 16,402
      Swap contracts receivable                                                 2,680
      Swap contracts, premiums paid                                             7,159
   Variation margin on centrally cleared swap contracts                        57,628
   Due from Pioneer Investment Management, Inc.                                65,245
   Unrealized appreciation on forward foreign currency contracts              161,906
   Net unrealized appreciation on swap contracts                               69,903
   Other assets                                                                36,196
-------------------------------------------------------------------------------------
          Total assets                                                    $25,947,541
=====================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                     $ 5,504,901
      Fund shares redeemed                                                      4,000
      Trustee fees                                                              1,134
      Distributions                                                                 5
   Futures payable                                                             37,819
   Swap payable                                                                18,883
   Written options and written swaptions (premiums received $203,789)         195,424
   Variation margin for futures contracts                                      16,765
   Unrealized depreciation on forward foreign currency contracts              226,767
   Net unrealized depreciation on futures contracts                           157,624
   Due to affiliates                                                           12,193
   Accrued expenses                                                           110,192
-------------------------------------------------------------------------------------
          Total liabilities                                               $ 6,285,707
=====================================================================================
NET ASSETS:
   Paid-in capital                                                        $21,410,589
   Distributions in excess of net investment income                          (120,790)
   Accumulated net realized loss on investments, futures contracts, swap contracts, written options and swaptions and foreign currency
      transactions                                                         (1,452,747)
   Net unrealized depreciation on investments                                 (27,313)
   Net unrealized depreciation on futures contracts                          (157,624)
   Net unrealized appreciation on swap contracts                               69,903
   Net unrealized appreciation on written options and written swaptions         8,365
   Net unrealized depreciation on forward foreign currency contracts
      and other assets and liabilities denominated in foreign currencies      (68,549)
-------------------------------------------------------------------------------------
          Total net assets                                                $19,661,834
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $7,014,607/765,843 shares)                           $      9.16
   Class C (based on $6,508,817/711,599 shares)                           $      9.15
   Class K (based on $9,521/1,037 shares)                                 $      9.18
   Class Y (based on $6,128,889/669,261 shares)                           $      9.16
MAXIMUM OFFERING PRICE:
   Class A ($9.16 (divided by) 95.5%)                                     $      9.59
=====================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 27

Statement of Operations (unaudited)

For the six months ended 2/29/16

INVESTMENT INCOME:
   Interest                                                                 $   18,371
----------------------------------------------------------------------------------------------------
          Total investment income                                                        $   18,371
----------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                          $   60,465
   Distribution fees
      Class A                                                                    9,061
      Class C                                                                   33,021
   Transfer agent fees
      Class A                                                                      421
      Class C                                                                      360
      Class K                                                                        5
      Class Y                                                                      240
   Shareholder communication expense                                             1,761
   Administrative expense                                                       12,098
   Custodian fees                                                               31,967
   Registration fees                                                            27,835
   Professional fees                                                            85,153
   Printing expense                                                              9,110
   Fees and expenses of nonaffiliated Trustees                                   3,519
   Pricing fees                                                                 35,503
   Miscellaneous                                                                 2,655
----------------------------------------------------------------------------------------------------
      Total expenses                                                                     $  313,174
      Less fees waived and expenses reimbursed by
          Pioneer Investment Management, Inc.                                              (205,018)
----------------------------------------------------------------------------------------------------
      Net expenses                                                                       $  108,156
----------------------------------------------------------------------------------------------------
          Net investment loss                                                            $  (89,785)
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND
WRITTEN SWAPTIONS AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                           $ (198,614)
      Swap contracts                                                          (291,398)
      Futures contracts                                                       (246,366)
      Written options and written swaptions                                     40,304
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies                    114,042   $ (582,032)
----------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                           $  179,782
      Swap contracts                                                            60,453
      Futures contracts                                                       (217,039)
      Written options and written swaptions                                     25,150
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies                     40,821   $   89,167
----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments, swap contracts, futures contracts, written options and written swaptions
      and foreign currency transactions                                                  $ (492,865)
----------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                  $ (582,650)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended          Year
                                                                   2/29/16        Ended
                                                                   (unaudited)    8/31/15
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $    (89,785)  $  (162,466)
Net realized gain (loss) on investments, swap contracts,
  futures contracts, written options and written swaptions and
  foreign currency transactions                                        (582,032)      446,075
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, futures contracts, written
  options and written swaptions and foreign currency transactions        89,167      (584,032)
----------------------------------------------------------------------------------------------
          Net decrease in net assets resulting from operations     $   (582,650)  $  (300,423)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.24 and $0.09 per share, respectively)            $   (181,114)  $   (58,842)
      Class C ($0.17 and $0.02 per share, respectively)                (120,564)      (13,546)
      Class K* ($0.25 and $0.00 per share, respectively)                   (261)           --
      Class Y ($0.27 and $0.11 per share, respectively)                (180,482)      (75,000)
----------------------------------------------------------------------------------------------
         Total distributions to shareowners                        $   (482,421)  $  (147,388)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:(a)
Net proceeds from sale of shares                                   $    339,423   $ 2,868,119
Reinvestment of distributions                                            29,953         1,055
Cost of shares repurchased                                             (490,762)   (1,359,740)
----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from Fund
          share transactions                                       $   (121,386)  $ 1,509,434
----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                        $ (1,186,457)  $ 1,061,623
NET ASSETS:
Beginning of period                                                  20,848,291    19,786,668
----------------------------------------------------------------------------------------------
End of period                                                      $ 19,661,834   $20,848,291
----------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income   $   (120,790)  $   451,416
==============================================================================================

(a) At February 29, 2016 PIM owned 93.2% of the value of the outstanding shares of Pioneer Absolute Return Bond Fund.

*    Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 29

---------------------------------------------------------------------------------------
                                Six Months    Six Months
                                Ended         Ended
                                2/29/16       2/29/16         Year Ended   Year Ended
                                Shares        Amount          8/31/15      8/31/15
                                (unaudited)   (unaudited)     Shares       Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                      25,625       $    215,405     232,901     $ 2,278,455
Reinvestment of distributions     2,450             22,761          39             375
Less shares repurchased         (42,083)          (398,112)   (121,682)     (1,179,105)
---------------------------------------------------------------------------------------
      Net increase (decrease)   (14,008)      $   (159,946)    111,258     $ 1,099,725
=======================================================================================
Class C
Shares sold                      13,370       $    123,518      56,774     $   555,464
Reinvestment of distributions       701              6,512          70             680
Less shares repurchased          (9,825)           (92,143)    (16,158)       (156,514)
---------------------------------------------------------------------------------------
      Net increase                4,246       $     37,887      40,686     $   399,630
=======================================================================================
Class K*
Shares sold                          --       $         --       1,037     $    10,000
Reinvestment of distributions        --                 --          --              --
Less shares repurchased              --                 --          --              --
---------------------------------------------------------------------------------------
      Net increase                   --       $         --       1,037     $    10,000
=======================================================================================
Class Y
Shares sold                          54       $        500       2,522     $    24,200
Reinvestment of distributions        73                680          --              --
Less shares repurchased             (55)              (507)     (2,429)        (24,121)
---------------------------------------------------------------------------------------
      Net increase                   72       $        673          93     $        79
=======================================================================================

*    Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Financial Highlights

-----------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended        Year
                                                 2/29/16      Ended        1/30/14
                                                 (unaudited)  8/31/15      to 8/31/14
-----------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period             $  9.67      $  9.88      $   10.00
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                   $ (0.03)(a)  $ (0.03)     $   (0.02)
  Net realized and unrealized gain (loss)
     on investments                                (0.24)       (0.09)         (0.10)
-----------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                          $ (0.27)     $ (0.12)     $   (0.12)
-----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                          $ (0.24)     $ (0.09)     $      --
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $ (0.51)     $ (0.21)     $   (0.12)
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $  9.16      $  9.67      $    9.88
=========================================================================================
Total return*                                      (2.85)%      (1.24)%        (1.20)%***
Ratio of net expenses to average net assets         0.93%**      1.03%          1.01%**
Ratio of net investment income (loss) to
  average net assets                               (0.74)%**    (0.58)%        (0.29)%**
Portfolio turnover rate                               58%**        99%            62%**
Net assets, end of period (in thousands)         $ 7,015      $ 7,544      $   6,606
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets              2.96%**      2.98%          2.61%**
  Net investment income (loss) to average
     net assets                                    (2.77)%**    (2.53)%        (1.89)%**
=========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 31

---------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended        Year
                                                 2/29/16      Ended      1/30/14
                                                 (unaudited)  8/31/15    to 8/31/14
---------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period             $  9.63      $  9.84    $   10.00
---------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                   $ (0.07)(a)  $ (0.13)   $   (0.06)
  Net realized and unrealized gain (loss)
     on investments                                (0.24)       (0.06)       (0.10)
---------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                     $ (0.31)     $ (0.19)   $   (0.16)
---------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                          $ (0.17)     $ (0.02)   $      --
---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $ (0.48)     $ (0.21)   $   (0.16)
---------------------------------------------------------------------------------------
Net asset value, end of period                   $  9.15      $  9.63    $    9.84
=======================================================================================
Total return*                                      (3.23)%      (1.94)%      (1.60)%***
Ratio of net expenses to average net assets         1.65%**      1.78%        1.75%**
Ratio of net investment income (loss) to
  average net assets                               (1.47)%**    (1.41)%      (1.03)%**
Portfolio turnover rate                               58%**        99%          62%**
Net assets, end of period (in thousands)         $ 6,509      $ 6,810    $   6,559
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets              3.69%**      3.73%        3.35%**
  Net investment income (loss) to average
     net assets                                    (3.51)%**    (3.36)%      (2.63)%**
=======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

----------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              2/29/16      12/31/14
                                                              (unaudited)  to 8/31/15
----------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                          $  9.70      $    9.64
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $ (0.03)(b)  $   (0.09)
  Net realized and unrealized gain (loss) on investments        (0.24)          0.15(a)
----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.27)     $    0.06
----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                       $ (0.25)     $      --
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.52)     $    0.06
----------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.18      $    9.70
========================================================================================
Total return*                                                   (2.80)%         0.62%***
Ratio of net expenses to average net assets                      0.75%**        0.75%**
Ratio of net investment income (loss) to average net assets     (0.57)%**      (1.34)%**
Portfolio turnover rate                                            58%**          99%
Net assets, end of period (in thousands)                      $    10      $      10
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           2.78%**        2.70%**
  Net investment income (loss) to average net assets            (2.60)%**      (3.29)%**
========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 33

-----------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended        Year
                                                 2/29/16      Ended        1/30/14
                                                 (unaudited)  8/31/15      to 8/31/14
-----------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period             $  9.69      $  9.90      $   10.00
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                   $ (0.02)(b)  $ (0.04)     $   (0.00)(a)
  Net realized and unrealized gain (loss)
     on investments                                (0.24)       (0.06)         (0.10)
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                     $ (0.26)     $ (0.10)     $   (0.10)
-----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                          $ (0.27)     $ (0.11)     $      --
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $ (0.53)     $ (0.21)     $   (0.10)
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $  9.16      $  9.69      $    9.90
=========================================================================================
Total return*                                      (2.72)%      (0.98)%        (1.00)%***
Ratio of net expenses to average net assets         0.63%**      0.75%          0.75%**
Ratio of net investment income (loss) to
  average net assets                               (0.45)%**    (0.39)%        (0.03)%**
Portfolio turnover rate                               58%**        99%            62%**
Net assets, end of period (in thousands)         $ 6,129      $ 6,485      $   6,621
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets              2.67%**      2.70%          2.36%**
  Net investment income (loss) to average
     net assets                                    (2.49)%**    (2.34)%        (1.64)%**
=========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Notes to Financial Statements | 2/29/16 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Absolute Return Bond Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y shares commenced operations on January 30, 2014. Class K shares commenced operations on December 31, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 35

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

36 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 29, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 37

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 29, 2016 was $143,579 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended February 29, 2016 was $(4,547,698).

38 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

     At February 29, 2016, open futures contracts were as follows:

     --------------------------------------------------------------------------------------
                                                                             Unrealized
                                  Contracts      Settlement                  Appreciation/
     Type          Counterparty   Long/(Short)   Month/Year   Value          (Depreciation)
     --------------------------------------------------------------------------------------
     Australia     UBS AG          11            3/16         $ 1,035,159    $   3,431
      10 Yr Bond
     Euro BOBL     UBS AG           7            3/16           1,016,375       11,096
     Euro Bund     UBS AG           8            3/16           1,451,245        9,837
     U.S. 10 Yr    UBS AG           4            3/16             523,625          412
      Note
     U.S. 5 Yr     UBS AG          15            6/16           1,814,766       (2,695)
      Note
     U.S. Ultra    UBS AG           1            6/16             173,155       (1,648)
      Bond
     Australia     UBS AG         (35)           3/16          (2,808,862)      (1,709)
      3 Yr Bond
     Euro BUXL     UBS AG          (5)           3/16            (924,561)     (73,554)
      30 Yr Bond
     Euro OAT      UBS AG         (12)           3/16          (2,050,108)     (84,157)
     Euro BTP      UBS AG         (25)           6/16          (3,770,390)     (13,476)
     U.S. 10 Yr    UBS AG          (4)           3/16            (523,625)      (5,161)
      Note
     --------------------------------------------------------------------------------------
     Total                                                    $(4,063,221)   $(157,624)
     ======================================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 39

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $147,388
     ---------------------------------------------------------------------------
          Total                                                         $147,388
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                     $ 362,041
     Capital loss carryforward                                          (838,466)
     Unrealized depreciation                                            (207,259)
     ---------------------------------------------------------------------------
          Total                                                        $(683,684)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to credit default swaps and the mark to market of futures contracts and credit default swaps.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $576 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2016.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

40 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class K or Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 41

     The average value of written option contracts open during the six months ended February 29, 2016 was $(2,586). Written option contracts outstanding at February 29, 2016 are listed in the schedule of investments.

     The Fund held seven written options that were open at February 29, 2016. If the options were exercised at February 29, 2016, the maximum amount the Fund would have been required to pay was $5,426.

     Transactions in written options for the six months ended February 29, 2016 are summarized as follows:

     ---------------------------------------------------------------------------
                                                         Number of      Premiums
                                                         Contracts      Received
     ---------------------------------------------------------------------------
     Options open at beginning of period                   (210,000)    $(3,339)
     Options opened                                      (2,270,000)     (7,295)
     Options exercised                                           --          --
     Options closed                                              --          --
     Options expired                                      1,440,000       5,208
     ---------------------------------------------------------------------------
     Options open at end of period                       (1,040,000)    $(5,426)
     ===========================================================================

K.   Purchased Options

     The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open during the six months ended February 29, 2016 was $39,993. Purchased option contracts outstanding at period end are listed within the Fund's schedule of investments.

42 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

L.   Written Interest Rate Swaptions

     The Fund may enter into interest rate swaptions to seek to manage exposure to fluctuations in interest rates or to seek to enhance yield. A swaption grants the right but not the obligation to enter into the underlying swap at a future specified date.

     When the Fund writes a swaption, the Fund receives a premium and becomes obligated to enter into a swap contract according to the terms of the underlying agreement. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the written swaption. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written swaption is exercised, the cost basis of the swap is adjusted by the amount of premium received. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

     Open interest rate swaption contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of written swaption contracts open during the six months ended February 29, 2016 was $(218,016).

     The Fund held three interest rate swaptions that were open at February 29, 2016. If the swaptions were exercised at February 29, 2016, the maximum amount the Fund would have been required to pay was $198,363.

     Transactions in interest rate swaptions for the six months ended February 29, 2016 are summarized as follows:

     ---------------------------------------------------------------------------
                                                       Number of     Premiums
                                                       Contracts     Received
     ---------------------------------------------------------------------------
     Options open at beginning of period               (12,200,000)  $ (325,169)
     Options opened                                     (7,950,000)     (11,177)
     Options exercised                                   5,000,000       95,475
     Options closed                                             --           --
     Options expired                                     6,000,000       42,508
     ---------------------------------------------------------------------------
     Options open at end of period                      (9,150,000)  $ (198,363)
     ===========================================================================

M.   Purchased Interest Rate Swaptions

     The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 43 the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the premium originally paid. The average value of contracts open during the six months ended February 29, 2016 was $414,923. Purchased swaptions open at period end are listed at the end of the Fund's Schedule of Investments.

N.   Credit Default Swaption Writing

     The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the swaption. When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption. The Fund had no outstanding written credit default swaption contracts at February 29, 2016.

     The average value of written swaption contracts open during the six months ended February 29, 2016 was $(153).

44 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

     Transactions in written swaptions for the six months ended February 29, 2016 are summarized as follows:

     ---------------------------------------------------------------------------
                                                         Number of    Premiums
                                                         Contracts    Received
     ---------------------------------------------------------------------------
     Options outstanding at beginning of period                  --   $      --
     Options opened                                      (6,000,000)     (3,900)
     Options exercised                                           --          --
     Options closed                                              --          --
     Options expired                                      6,000,000       3,900
     ---------------------------------------------------------------------------
     Options outstanding at end of period                        --   $      --
     ===========================================================================

O.   Credit Default Swaption Purchased

     The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the premium originally paid. The average value of contracts open during the six months ended February 29, 2016 was $25,512. There were no outstanding purchased credit default swaptions open at February 29, 2016.

P.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 45 attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at February 29, 2016 was $508,985 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

46 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Open credit default swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the six months ended February 29, 2016 was $14,432.

Q.   Cross Currency Swap Contracts

     The Fund may enter into a cross currency swap contract to attempt to manage and/or gain exposure to fluctuations in interest and/or currency exchange rates. When entering into a cross currency swap contract, the Fund negotiates with the counterparty to exchange a periodic stream of payments (determined using fixed or floating rates) based on the notional amount of two different currencies. The notional amounts are typically determined based on exchange rates at the opening of the contract.

     Cross currency swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made under the contract or upon termination of the contract are recognized, net of the appropriate amount of any upfront payment, as realized gains or losses in the Statement of Operations. Cross currency swaps are subject to counterparty risk.

     Open cross currency swap contracts at February 29, 2016 or listed in the Schedule of Investments. The average value of cross currency swap contracts open during the six months ended February 29, 2016 was $778.

R.   Inflation Rate Swap Contracts

     The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 47

     Inflation rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Inflation rate swap contracts are subject to movements in interest rates.

     Open inflation rated swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of inflation rate swap contracts open during the six months ended February 29, 2016 was $61,925.

S.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Open interest rate swap contracts at February 29, 2016 are listed in the Schedule of Investments. The average value of interest swap contracts open during the six months ended February 29, 2016 was $1,319.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.60% of the average daily net assets of the Fund.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 1.15%, 1.90%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are

48 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 in effect through January 1, 2017. Fees waived and expenses reimbursed during the six months ended February 29, 2016 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,695 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2016.

3.   Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 1,497
Class C                                                                     297
Class Y                                                                     (33)
--------------------------------------------------------------------------------
  Total                                                                 $ 1,761
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $593 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at February 29, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 49 and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $905 in distribution fees payable to PFD at February 29, 2016.

In addition, redemptions of each class of shares (except Class K or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2016, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At February 29, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended February 29, 2016 was $(4,989,681).

---------------------------------------------------------------------------------------------------------------
                                                  In
Currency                           Currency       Exchange                           Settlement    Unrealized
Sold               Deliver         Purchased      for           Counterparty         Date          Appreciation
---------------------------------------------------------------------------------------------------------------
(CNY) Chinese        (4,873,310)   USD            760,000       Morgan Stanley       3/7/16        $  16,617
Yuan                                                            Capital Services
Renminbi                                                        LLC
(KRW) South        (165,413,500)   USD            140,000       Morgan Stanley       3/2/16            6,537
Korean Won                                                      Capital Services
                                                                LLC
(KRW) South        (248,172,610)   USD            205,440       Morgan Stanley       3/2/16            5,203
Korean Won                                                      Capital Services
                                                                LLC
(KRW) South         (78,855,000)   USD            63,830        Barclays Bank Plc    3/2/16              206
Korean Won
(RUB) Russian        (1,717,200)   USD            24,000        Morgan Stanley       3/14/16           1,245
Ruble                                                           Capital Services
                                                                LLC

50 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

---------------------------------------------------------------------------------------------------------------
                                                  In
Currency                           Currency       Exchange                           Settlement    Unrealized
Sold               Deliver         Purchased      for           Counterparty         Date          Appreciation
---------------------------------------------------------------------------------------------------------------
USD                    (207,000)   (CAD)              297,418   Morgan Stanley       4/14/16       $  13,032
                                   Canadian                     Capital Services
                                   Dollar)                      LLC
(EUR) Euro           (6,400,142)   USD              7,003,783   Morgan Stanley       4/14/16          24,637
                                                                Capital Services
                                                                LLC
(PLN) Polish           (470,000)   (HUF)           33,735,643   Morgan Stanley       4/14/16             796
Zloty                              Hungarian                    Capital Services
                                   Forint                       LLC
(HUF)               (33,166,949)   (PLN) Polish       470,000   Morgan Stanley       4/14/16           1,201
Hungarian                          Zloty                        Capital Services
Forint                                                          LLC
USD                    (960,356)   (JPY)          111,665,735   Morgan Stanley       4/14/16          31,070
                                   Japanese                     Capital Services
                                   Yen                          LLC
USD                    (312,476)   (AUD)              440,000   Morgan Stanley       4/14/16             956
                                   Austrialian                  Capital Services
                                   Dollar                       LLC
USD                    (190,000)   (PLN) Polish       778,280   Morgan Stanley       4/14/16           4,854
                                   Zloty                        Capital Services
                                                                LLC
(PLN) Polish           (129,764)   (EUR) Euro          30,000   Morgan Stanley       4/14/16             226
Zloty                                                           Capital Services
                                                                LLC
(EUR) Euro              (30,000)   (PLN) Polish       133,565   Morgan Stanley       4/14/16             726
                                   Zloty                        Capital Services
                                                                LLC
(GBP) British          (148,950)   (EUR) Euro         197,011   Morgan Stanley       4/14/16           7,426
Pound Sterling                                                  Capital Services
                                                                LLC
(GBP) British           (80,000)   (NZD) New          175,885   Morgan Stanley       4/14/16           4,153
Pound Sterling                     Zealand                      Capital Services
                                   Dollar                       LLC
USD                    (116,226)   (NZD) New          180,000   Credit Suisse        4/14/16           2,029
                                   Zealand                      International
                                   Dollar
USD                    (267,077)   (NOK)            2,372,000   Morgan Stanley       4/14/16           5,618
                                   Norwegian                    Capital Services
                                   Krone                        LLC
(GBP) British          (160,000)   USD                228,451   Morgan Stanley       4/14/16           5,656
Pound Sterling                                                  Capital Services
                                                                LLC
(SGD)                  (111,865)   USD                 80,000   Morgan Stanley       4/14/16             541
Singapore                                                       Capital Services
Dollar                                                          LLC
USD                     (80,000)   (SGD)              114,967   Morgan Stanley       4/14/16           1,663
                                   Singapore                    Capital Services
                                   Dollar                       LLC
(INR) Indian         (6,425,934)   USD                 94,000   Morgan Stanley       4/13/16             610
Rupee                                                           Capital Services
                                                                LLC

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 51

---------------------------------------------------------------------------------------------------------------
                                                  In
Currency                           Currency       Exchange                           Settlement    Unrealized
Sold               Deliver         Purchased      for           Counterparty         Date          Appreciation
---------------------------------------------------------------------------------------------------------------
(EUR) Euro             (180,000)   (AUD)              285,359   Morgan Stanley       4/14/16       $   6,991
                                   Austrialian                  Capital Services
                                   Dollar                       LLC
USD                     (70,000)   (RUB)            5,548,670   Goldman Sachs        3/11/16           3,585
                                   Russian                      International
                                   Ruble
USD                     (24,000)   (RUB)            1,936,080   Morgan Stanley       3/14/16           1,656
                                   Russian                      Capital Services
                                   Ruble                        LLC
(KRW) South         (97,708,000)   USD                 80,000   Morgan Stanley       5/6/16            1,288
Korean Won                                                      Capital Services
                                                                LLC
(GBP) British           (40,000)   (JPY)            6,485,145   Morgan Stanley       4/14/16           1,880
Pound Sterling                     Japanese                     Capital Services
                                   Yen                          LLC
(EUR) Euro              (65,196)   (JPY)            8,350,000   Credit Suisse        4/14/16           3,041
                                   Japanese                     International
                                   Yen
(EUR) Euro             (100,000)   (NOK)              963,119   Morgan Stanley       4/14/16           1,677
                                   Norwegian                    Capital Services
                                   Krone                        LLC
(MYR)                  (505,110)   USD                120,000   Barclays Bank Plc    2/10/17           2,055
Malaysian
Ringgit
(NZD) New              (171,569)   (AUD)              160,000   Morgan Stanley       4/14/16           1,260
Zealand                            Austrialian                  Capital Services
Dollar                             Dollar                       LLC
USD                     (23,000)   (INR) Indian     1,591,370   Goldman Sachs        4/13/16             128
                                   Rupee                        International
(ZAR) South          (1,234,349)   USD                 80,000   Barclays Bank Plc    4/14/16           2,851
African Rand
(ZAR) South            (952,093)   USD                 60,000   Morgan Stanley       4/14/16             492
African Rand                                                    Capital Services
                                                                LLC
---------------------------------------------------------------------------------------------------------------
Total                                                                                              $ 161,906
===============================================================================================================

52 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

---------------------------------------------------------------------------------------------------------------
                                                  In
Currency                           Currency       Exchange                           Settlement    Unrealized
Sold               Deliver         Purchased      for           Counterparty         Date          Depreciation
---------------------------------------------------------------------------------------------------------------
USD                    (380,000)   (CNY)            2,364,360   Barclays Bank Plc    3/7/16        $ (19,337)
                                   Chinese
                                   Yuan
                                   Renminbi
USD                    (380,000)   (CNY)            2,363,220   Credit Suisse        3/7/16          (19,511)
                                   Chinese                      International
                                   Yuan
                                   Renminbi
USD                    (140,000)   (KRW)          167,322,400   Morgan Stanley       3/2/16           (4,998)
                                   South                        Capital Services
                                   Korean Won                   LLC
USD                    (199,339)   (KRW)          246,263,710   Morgan Stanley       3/2/16             (644)
                                   South                        Capital Services
                                   Korean Won                   LLC
USD                     (70,000)   (KRW)           78,855,000   Barclays Bank Plc    3/2/16           (6,377)
                                   South
                                   Korean Won
(NZD) New            (1,188,242)   (EUR) Euro         696,000   Morgan Stanley       4/14/16         (21,674)
Zealand                                                         Capital Services
Dollar                                                          LLC
(EUR) Euro             (611,000)   (NZD) New        1,008,802   Morgan Stanley       4/14/16          (3,521)
                                   Zealand                      Capital Services
                                   Dollar                       LLC
(CAD)                  (452,508)   USD                327,000   Morgan Stanley       4/14/16          (7,770)
Canadian                                                        Capital Services
Dollar)                                                         LLC
USD                  (5,982,164)   (EUR) Euro       5,479,810   Morgan Stanley       4/14/16          (6,611)
                                                                Capital Services
                                                                LLC
(JPY)              (181,557,508)   USD              1,549,905   Morgan Stanley       4/14/16         (62,057)
Japanese Yen                                                    Capital Services
                                                                LLC
USD                     (16,736)   (NZD) New           25,000   Morgan Stanley       4/14/16            (312)
                                   Zealand                      Capital Services
                                   Dollar                       LLC
(NZD) New              (180,000)   USD                118,229   Morgan Stanley       4/14/16             (26)
Zealand                                                         Capital Services
Dollar                                                          LLC
(AUD)                  (170,000)   USD                119,187   Morgan Stanley       4/14/16          (1,912)
Austrialian                                                     Capital Services
Dollar                                                          LLC
(PLN) Polish         (1,080,050)   USD                270,000   Morgan Stanley       4/14/16            (406)
Zloty                                                           Capital Services
                                                                LLC
(EUR) Euro             (238,729)   (GBP) British      180,697   Morgan Stanley       4/14/16          (8,710)
                                   Pound                        Capital Services
                                   Sterling                     LLC
(NZD) New              (177,768)   (GBP) British       80,000   Morgan Stanley       4/14/16          (5,390)
Zealand Dollar                     Pound                        Capital Services
                                   Sterling                     LLC

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 53

---------------------------------------------------------------------------------------------------------------
                                                  In
Currency                           Currency       Exchange                           Settlement    Unrealized
Sold               Deliver         Purchased      for           Counterparty         Date          Depreciation
---------------------------------------------------------------------------------------------------------------
(NOK)                  (258,968)   (GBP) British       20,000   Morgan Stanley       4/14/16       $  (1,923)
Norwegian                          Pound                        Capital Services
Krone                              Sterling                     LLC
(NOK)                (5,365,000)   USD                605,180   Morgan Stanley       4/14/16         (11,601)
Norwegian                                                       Capital Services
Krone                                                           LLC
USD                     (42,529)   (HKD) Hong         330,000   Morgan Stanley       4/14/16             (92)
                                   Kong Dollar                  Capital Services
                                                                LLC
USD                    (365,261)   (GBP) British      252,669   Morgan Stanley       4/14/16         (13,426)
                                   Pound                        Capital Services
                                   Sterling                     LLC
(SEK)                  (247,407)   (GBP) British       20,000   Morgan Stanley       4/14/16          (1,113)
Swedish                            Pound                        Capital Services
Krona                              Sterling                     LLC
(BRL)                  (389,395)   USD                 94,000   Morgan Stanley       4/11/16          (2,168)
Brazilian Real                                                  Capital Services
                                                                LLC
USD                     (94,000)   (BRL)              379,788   Morgan Stanley       4/11/16            (204)
                                   Brazilian Real               Capital Services
                                                                LLC
USD                     (80,000)   (MXN)            1,432,416   Credit Suisse        4/14/16          (1,206)
                                   Mexican Peso                 International
(RUB)                (5,410,510)   USD                 70,000   Morgan Stanley       3/11/16          (1,753)
Russian                                                         Capital Services
Ruble                                                           LLC
USD                     (47,000)   (INR) Indian     3,230,310   Morgan Stanley       4/13/16             (53)
                                   Rupee                        Capital Services
                                                                LLC
(AUD)                  (289,329)   (EUR) Euro         180,000   Morgan Stanley       4/14/16          (9,818)
Austrialian                                                     Capital Services
Dollar                                                          LLC
(MXN)                (1,484,619)   USD                 80,000   Morgan Stanley       4/14/16          (1,666)
Mexican Peso                                                    Capital Services
                                                                LLC
(CNY) Chinese          (410,460)   USD                 60,000   Goldman Sachs        11/3/16          (2,135)
Yuan                                                            International
Renminbi
USD                    (120,000)   (MYR)              498,600   Morgan Stanley       2/10/17          (3,575)
                                   Malaysian                    Capital Services
                                   Ringgit                      LLC
(JPY)                (6,520,100)   (AUD)               80,000   Morgan Stanley       4/14/16            (901)
Japanese Yen                       Austrialian                  Capital Services
                                   Dollar                       LLC
(JPY)                (6,642,690)   (GBP) British       40,000   Morgan Stanley       4/14/16          (3,278)
Japanese Yen                       Pound Sterling               Capital Services
                                                                LLC
(AUD)                   (80,000)   (JPY)            6,284,376   Credit Suisse        4/14/16          (1,192)
Austrialian                        Japanese                     International
Dollar                             Yen

54 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

---------------------------------------------------------------------------------------------------------------
                                                  In
Currency                           Currency       Exchange                           Settlement    Unrealized
Sold               Deliver         Purchased      for           Counterparty         Date          Depreciation
---------------------------------------------------------------------------------------------------------------
(CNY) Chinese          (534,200)   USD                 80,000   Morgan Stanley       8/25/16       $  (1,004)
Yuan                                                            Capital Services
Renminbi                                                        LLC
USD                     (80,000)   (CLP)           56,680,000   Morgan Stanley       8/25/16            (162)
                                   Chilean                      Capital Services
                                   Peso                         LLC
(NOK)                  (476,365)   (EUR) Euro          50,000   Goldman Sachs        4/14/16            (241)
Norwegian                                                       International
Krone
---------------------------------------------------------------------------------------------------------------
Total                                                                                              $(226,767)
===============================================================================================================

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 55 used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 29 2016.

----------------------------------------------------------------------------------------------------
                       Derivative
                       Assets
                       Subject to        Derivatives    Non-Cash        Cash           Net Amount
                       Master Netting    Available      Collateral      Collateral     of Derivative
Counterparty           Agreement         for Offset     Received (a)    Received (a)   Assets (b)
----------------------------------------------------------------------------------------------------
Barclays Bank Plc      $      35,637     $  (35,637)    $      --       $       --     $         --
Credit Suisse
 International                55,967        (21,909)           --               --           34,058
Goldman Sachs
 International                73,600        (73,600)           --               --               --
Deutsche Bank AG             635,720       (614,316)           --               --           21,404
Morgan Stanley
 Capital
 Services LLC                195,725       (195,725)           --               --               --
----------------------------------------------------------------------------------------------------
Total                  $     996,649     $ (941,187)    $      --       $       --     $     55,462
====================================================================================================

----------------------------------------------------------------------------------------------------
                       Derivative
                       Liabilities
                       Subject to        Derivatives    Non-Cash        Cash           Net Amount
                       Master Netting    Available      Collateral      Collateral     of Derivative
Counterparty           Agreement         for Offset     Pledged (a)     Pledged (a)    Assets (c)
----------------------------------------------------------------------------------------------------
Barclays Bank Plc      $     (36,683)    $   35,637     $      --       $       --     $     (1,046)
Credit Suisse
 International               (21,909)        21,909            --
Goldman Sachs
 International               (79,223)        73,600        (5,623)
Deutsche Bank AG            (614,316)       614,316            --               --               --
Morgan Stanley
 Capital
 Services LLC               (228,794)       195,725            --               --          (33,069)
----------------------------------------------------------------------------------------------------
Total                  $    (980,925)    $  941,187     $      --       $       --     $    (39,738)
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

56 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 29, 2016 was as follows:

----------------------------------------------------------------------------------------
Statement of                                             Foreign
Assets and                Interest         Credit        Exchange     Equity   Commodity
Liabilities               Rate Risk        Risk          Rate Risk    Risk     Risk
----------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
   of forward foreign
   currency contracts     $           --   $        --   $  161,906   $ --     $ --
 Net unrealized
   appreciation of
   swap contracts                 91,554       (10,682)     (10,969)    --       --
----------------------------------------------------------------------------------------
Total Value               $       91,554   $   (10,682)  $  150,937   $ --     $ --
========================================================================================
Liabilities
 Unrealized depreciation
   of forward foreign
   currency contracts     $           --   $        --   $ (226,767)  $ --     $ --
 Net unrealized
   depreciation on
   futures contracts            (157,624)           --           --     --       --
 Written options and
   written swaptions            (191,763)           --       (3,661)    --       --
----------------------------------------------------------------------------------------
Total Value               $     (349,387)  $        --   $ (230,428)  $ --     $ --
========================================================================================

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 57

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 29, 2016 was as follows:

----------------------------------------------------------------------------------------
                                                        Foreign
Statement of              Interest         Credit       Exchange      Equity   Commodity
Operations                Rate Risk        Risk         Rate Risk     Risk     Risk
----------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Swap contracts           $ (272,374)      $ (19,024)   $       --    $ --     $ --
 Futures contracts          (246,366)             --            --      --       --
 Written options and
   written swaptions          35,096              --         5,208      --       --
 Forward foreign
   currency contracts*            --              --       122,438      --       --
----------------------------------------------------------------------------------------
Total Value               $ (483,644)      $ (19,024)   $  127,646    $ --     $ --
========================================================================================
Change in net
 unrealized appreciation
 (depreciation) on
 Swap contracts           $   91,074       $ (19,652)   $  (10,969)   $ --     $ --
 Futures contracts          (217,039)             --            --      --       --
 Written options and
  written swaptions           23,301              --         1,849      --       --
 Forward foreign
  currency contracts*             --              --        42,441      --       --
----------------------------------------------------------------------------------------
Total Value               $ (102,664)      $ (19,652)   $   33,321    $ --     $ --
========================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

58 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Additional Information (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with PIM to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 59

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Absolute Return Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

60 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance. It was noted that the Fund commenced operations on January 30, 2014. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 61 peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

62 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 63

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

64 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 65

                           This page for your notes.

66 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

                           This page for your notes.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16 67

                           This page for your notes.

68 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/29/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 27690-02-0416

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 27, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 27, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 27, 2016

* Print the name and title of each signing officer under his or her signature.